UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C., 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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ESCO TECHNOLOGIES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ESCO Technologies Inc. 9900A Clayton Road St. Louis, MO 63124 Bryan Sayler Chief Executive Officer and President

December 19, 2023

Dear Fellow Shareholders,

I am pleased to invite you to attend our 2024 Annual Meeting of Shareholders of ESCO Technologies Inc., to be held on Wednesday, February 7, 2024 at the Renaissance Austin Hotel, 9721 Arboretum Boulevard, Austin, Texas 78759, at 8:00 a.m. Central Time.

The accompanying Notice of Annual Meeting and Proxy Statement describe the items of business that will be discussed and voted on at the Meeting. We value your input and encourage you to review this material as well as our Annual Report for fiscal 2023 and to vote your shares of common stock. You have a choice of voting online, by telephone, by returning the enclosed proxy card by mail, or at the Meeting.

In fiscal 2023, broad end-market strength enabled us to deliver record-breaking financial results. Robust demand in our commercial aerospace and utility end-markets helped us achieve double digit organic revenue growth. While overall economic constraints have eased in many areas, our teams continued to work diligently throughout the year to navigate the continuing impacts of inflation, labor shortages, and aerospace supply chain constraints. With our commitment to driving operational efficiency and improved returns on invested capital, we leveraged our revenue growth in 2023 to deliver increased profitability.

Our technology-oriented businesses serve a diverse array of thriving end markets with clear momentum and secular growth drivers. Our engineering expertise helps us address some of today’s most difficult technical challenges and has us well-positioned to realize long-term growth. We are excited about the future and our ability to deliver innovative solutions to meet the needs of our customers. We appreciate your investment in ESCO and are committed to driving sustained shareholder value creation as we continue to grow the Company.

On behalf of the Board of Directors and all of us at ESCO, thank you for your ongoing support.

Sincerely,

Bryan Sayler

Chief Executive Officer and President

Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Notice of Annual Meeting of Shareholders

St. Louis, Missouri

December 19, 2023

To the Shareholders of ESCO Technologies Inc.:

The 2024 Annual Meeting of the shareholders of ESCO Technologies Inc. will be held on Wednesday, February 7, 2024 at the Renaissance Austin Hotel, 9721 Arboretum Boulevard, Austin, Texas 78759, beginning at 8:00 a.m. Central Time, for the following purposes:

1.	To elect Janice L. Hess and Bryan H. Sayler as directors of the Company to serve for three-year terms expiring in 2027;

2.	An advisory vote to approve the compensation of the Company’s executive officers; and

3.	To ratify the appointment of the Company’s independent registered public accounting firm for the 2024 fiscal year.

Your Board of Directors recommends that you vote:
●	FOR each nominee for director, and
●	FOR Proposals 2 and 3.

Shareholders of record at the close of business on December 1, 2023 are entitled to vote at the Meeting.

Information about each of the above Proposals, as well as instructions for voting and additional relevant information concerning the Company, are set forth in the accompanying Proxy Statement and in the “Important Notice Regarding the Availability of Proxy Materials” sent to all shareholders entitled to vote at the Meeting beginning on or about December 19, 2023.

By Order Of The Board Of Directors,

David M. Schatz

Senior Vice President, General Counsel and Secretary

This Notice, the Proxy Statement attached to this Notice and our Annual Report to Shareholders for the fiscal year ended September 30, 2023 are available electronically at www.envisionreports.com/ESE and on our website at www.escotechnologies.com.

Even if you plan to attend the Meeting in person, PLEASE VOTE:

●	Electronically via the Internet at www.investorvote.com/ESE; or
●	By telephone within the United States, U.S. territories or Canada at 1 800 652 VOTE (8683); or
●	If you requested paper or e-mail copies of the proxy materials, please complete, sign, date and return the proxy card.

Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Proxy Statement Table of Contents

Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Proxy Statement Summary

This Proxy Statement relates to the 2024 Annual Meeting of the shareholders of ESCO Technologies Inc., sometimes referred to herein as the Company, we, our or us. Our stock is listed on the New York Stock Exchange (NYSE), where our ticker symbol is “ESE”.

This Proxy Statement is provided pursuant to the rules of the Securities and Exchange Commission (SEC) in connection with our Management’s solicitation of votes for the Meeting.

This Summary highlights certain information relating to the Meeting and the items to be voted on at the Meeting. For additional information, including important business, compensation and corporate governance matters, please refer to the following sections of this Proxy Statement and to our 2023 Annual Report on Form 10-K. Unless otherwise noted, all references to 2023 in this Proxy Statement refer to our fiscal year ended September 30, 2023.

MEETING INFORMATION

Date and Time	Location	Record Date	Voting
Wednesday, February 7, 2024, at 8:00 a.m. Central Time	The Renaissance Austin Hotel 9721 Arboretum Boulevard Austin, Texas 78759	Close of business on December 1, 2023	Shareholders of record as of the record date are entitled to vote. Each share of common stock is entitled to one vote on each of the director nominees and one vote on all other matters to be considered at the Meeting.

How to Vote:

Via the Internet	By Telephone	By Mail	At the Meeting

Go to www.investorvote.com/ESE	1-800-652-VOTE (8563) in the U.S. or Canada	Follow the instructions on your proxy card	Attend in person and vote by ballot

PROPOSALS AND BOARD RECOMMENDATIONS

Proposal	See Page	Required Vote (See “Voting” on page 5)	Board’s Voting Recommendation
1. Election of Directors	7	To be elected, a nominee must receive a majority of the votes cast	FOR each director nominee
2. Say on Pay – Advisory Vote to Approve Executive Compensation	21	To be approved, this proposal must receive a majority of the votes cast	FOR
3. Ratification of Appointment of Independent Registered Public Accounting Firm	50	To be approved, this proposal must receive a majority of the votes cast	FOR

Management is not aware of any other matters that will be presented at the Meeting. However, if any other proposal is properly presented for a vote at the Meeting, other than the election of directors and the other proposals described in this Proxy Statement, the proxy holders will vote on it in their own discretion.

1	Proxy Statement Summary	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

NOMINEES FOR DIRECTOR

The following table provides summary information about our director nominees, each of whom is a current director of the Company:

Nominee	Primary Occupation	Independent	Board Committees	Key Attributes/Qualifications
Janice L. Hess	Retired President, Engineered Systems Segment of Teledyne Technologies Incorporated (diversified multinational company serving industrial markets requiring advanced technology and high reliability)	Yes	Audit, Governance	Four decades of operational, financial and leadership experience as well as demonstrated performance in growing markets similar to those served by the Company
Bryan H. Sayler	Chief Executive Officer and President of the Company	No	Executive	Nearly 30 years of management experience at the Company across several of its core businesses

DIRECTOR DIVERSITY AND TENURE

Diversity is one of the factors that our Governance Committee considers in identifying the pool of director search candidates. The Board appreciates the benefits diversity brings and strives to assemble a Board with not only a variety of business and professional backgrounds, but also diversity in areas such as race, ethnicity and gender.

COMPANY OVERVIEW AND BUSINESS HIGHLIGHTS

We are:

●	A global provider of highly engineered filtration and fluid control products and integrated propulsion systems for the aviation, navy, space and process markets worldwide, as well as composite-based products and solutions for navy, defense and industrial customers;

●	An industry leader in radio frequency test and measurement solutions for the wireless, electronics, medical, automotive and defense industries; and

●	A leading provider of diagnostic instruments, software and services for the benefit of industrial power users and the electric utility and renewable energy industries.

2	Proxy Statement Summary	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

We conduct our business through a number of wholly-owned direct and indirect subsidiaries. Our business is focused on generating predictable and profitable long-term growth through continued innovation and expansion of our product offerings across each of our business segments. Our corporate strategy is centered on a multi-segment approach designed to enhance the strength and sustainability of sales and earnings growth by providing lower risk through diversification

In 2023, strength across our end markets enabled us to achieve record orders and double-digit sales growth. We leveraged that growth to deliver higher profit margins and diluted EPS that increased 13 percent to $3.58 per share. With a solid balance sheet and substantial liquidity, we remain well positioned to fund future product development and capital investments to drive organic growth as well as acquisitions to add to our technology-driven portfolio of products and services.

The following are only selected measures of Company performance. For complete financial information, please see the audited financial statements included in our 2023 Annual Report to Shareholders.

Net Sales	Net Earnings	Diluted Earnings Per Share
$956M	$92.5M	$3.58
Record Sales +11% over prior year	+12% over prior year	+13% over prior year

Entered Orders	Ending Backlog	Leverage Ratio
$1,033M	$772M	0.54X
Record Orders +8% over prior year	Record Ending Backlog +11% over prior year	$640M of liquidity at year end

GOVERNANCE HIGHLIGHTS

All directors other than the CEO are independent

All committee chairs are independent

Each director attended at least 75% of Board and committee meetings

Independent directors hold executive sessions during each Board meeting

Board conducts self-assessments annually

The full Board exercises oversight responsibility for material risks, and delegates oversight of other risks to the appropriate committees

Three of our eight directors are diverse in gender and/ or ethnicity

Robust clawback policy for executive compensation plans

Competitive share ownership guidelines for directors and executive officers

Executive compensation driven by pay for performance

Annual shareholder vote on executive compensation

Executive officers and directors may not hedge or pledge company shares

Independent directors review CEO performance annually

Average tenure of independent directors is 9.9 years

Median age of independent directors is 64 years

EXECUTIVE COMPENSATION HIGHLIGHTS

Our compensation objective is to develop and maintain an industry-competitive compensation program that attracts, retains, motivates and rewards our executive officers and other senior officers and key executives. The compensation program is designed to emphasize performance-based compensation in alignment with our business strategy.

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Our compensation programs are designed to maximize shareholder value by allocating a significant portion of executive compensation to performance-based pay that is dependent on the achievement of our performance goals. Our annual cash incentive program and equity-based Performance Share Unit awards (PSUs) utilize a variety of key strategic and financial performance metrics and are designed to reward positive financial performance and limit unnecessary risk taking. Stock ownership guidelines align the interests of executives and shareholders by ensuring that executives bear the economic risk of share ownership.

For 2023, our Human Resources and Compensation Committee used the performance metrics “Adjusted EPS” and “Cash Flow from Operating Activities,” to determine cash incentive plan compensation earned during fiscal 2023 and thereby incent the participants and align cash incentive compensation with business objectives. Adjusted EPS is a non-GAAP measure, and the factors used in the calculation of the 2023 adjustment differed slightly from those used to calculate the 2022 adjustment; for a detailed description and a reconciliation to the nearest GAAP measure, see 2023 Cash Incentive Metrics in the Compensation Discussion and Analysis section.

Our long-term equity incentive (LTI) program includes Restricted Share Units (RSUs) which fully vest over a period of 3½ years and, since 2022, PSUs with a three-year performance period, as described in the Compensation Discussion and Analysis section below.

The following charts summarize the 2023 pay mix for the CEO and the other named executive officers, with 75% of the CEO’s target direct compensation at risk and 63% of the average of the other named executive officers’ target direct compensation at risk. Target direct compensation is defined as the sum of the executive officer’s base salary, annual cash incentive award, and annual long term incentive awards, in each case calculated at the target level approved by the Committee.

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Voting

Whether or not you expect to be present in person at the Meeting, please vote in advance using one of the voting methods described in the Important Notice Regarding the Availability of Proxy Materials sent to the shareholders on or about December 19, 2023, which contained instructions on how to access the proxy materials and vote electronically via the Internet, by telephone, by mail, or in person. That Notice also contained instructions on how to request a paper or e-mail copy of the proxy materials, including the Company’s 2023 Annual Report to Shareholders, this Proxy Statement, and a proxy card. The 2023 Annual Report to Shareholders and this Proxy Statement are also available for review on the Company’s website, www.escotechnologies.com.

●	You may vote on each proposal, by proxy or by voting in person or via the Internet or by telephone, in which case your shares will be voted in accordance with your choices.

●	You may abstain from voting on any one or more proposals, or withhold authority to vote for any one or more directors, which will have the effect described under Required Vote below.

●	You may return a properly executed proxy form without indicating your preferences, in which case the proxies will vote the shares according to the Board’s recommendations.

You will have the right to revoke your proxy at any time before it is voted by giving written notice of revocation to the Secretary of the Company, or by duly executing and delivering a proxy bearing a later date, or by attending the Meeting and casting a contrary vote in person.

HOW TO VOTE

Via the Internet	By Telephone	By Mail	At the Meeting

Go to www.investorvote.com/ESE	1-800-652-VOTE (8563) in the U.S. or Canada	Follow the instructions on your proxy card	Attend in person and vote by ballot

REQUIRED VOTE

At the Meeting, shareholders will be entitled to cast one vote for each share held by them of record on the record date. There is no cumulative voting with respect to the election of directors. The Company has no non-voting shares.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the matter in question will be required to elect directors, to approve each of the individual proposals described in this Proxy Statement, and to approve any other matters properly brought before the Meeting.

The Company’s Corporate Governance Guidelines provide that an incumbent director who fails to obtain a majority vote must promptly offer his or her resignation to the Chair, and the remaining directors shall meet to consider whether it is in the best interests of the Company to accept the resignation or to permit the incumbent to remain on the Board for such period of time as the Board may determine or until a successor is elected and qualified.

Shares represented by proxies which are marked “Withhold” authority to vote for the election of one or more of the nominees for election as directors or marked “Abstain” on any one or more of the other individual proposals described in this Proxy Statement will be counted for the purpose of determining the number of shares represented by proxy at the Meeting, but proxies so marked will have the same effect as if the shares were voted against such nominee or nominees or such proposals.

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Under the Rules of the NYSE, the proposal to approve the appointment of independent registered public accountants is considered a “discretionary” item, which means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Meeting. In contrast, the election of directors and the other items on the Meeting agenda are “non-discretionary” items, which means that brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will, if the underlying shares are otherwise represented at the Meeting, be considered to be present for purposes of determining a quorum, but will be treated as not entitled to vote on such non-discretionary or matters; they will therefore not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the votes for directors or the other matters to be considered at the Meeting.

If your shares are held by a broker, it is important that you provide voting instructions to your broker so that your votes will be counted.

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Proposal 1: Election of Directors

The Board of Directors recommends a vote FOR all nominees.

The Board is divided into three classes, with the terms of office of each class ending in successive years. The terms of directors Bryan H. Sayler and James M. Stolze will expire at the Meeting. However, Mr. Stolze has decided to retire from the Board when his current term expires at the 2024 Annual Meeting and is not standing for re-election. In order to rebalance the three classes of directors, and with the consent of director Janice L. Hess, whose current term would not have expired until 2025, the Board reclassified Ms. Hess into the same class as Mr. Sayler and Mr. Stolze, with a term expiring in 2024, and has nominated Ms. Hess and Mr. Sayler for election to new three-year terms expiring at the 2027 Annual Meeting. The Board also decided to reduce the number of directors from eight to seven upon the expiration of Mr. Stolze’s term. As a result, after the 2024 Annual Meeting the Board will have two directors with terms expiring in 2027, three directors with terms expiring in 2026, and two directors with terms expiring in 2025.

If elected, the nominees would serve until the expiration of their terms and until their successors have been elected and qualified. Proxies cannot be voted for more than the number of Board nominees. Should any one or more of the nominees become unable or unwilling to serve (which is not expected), the proxies unless marked to the contrary will be voted for such other person or persons as the Board may recommend.

NOMINEES FOR TERMS ENDING IN 2027

Janice L. Hess

● Age: 64 ● Director since 2022 ● Term expires 2024 (see discussion above) ● Board Committees: Audit, Governance ● Qualifies as an audit committee financial expert under SEC rules

Ms. Hess’s four decades of operational, financial and leadership experience, commitment to continuous improvement, as well as demonstrated performance in growing traditional, adjacent and emerging markets similar to those served by the Company, make her well-qualified to assist the Board in guiding Company strategy at the highest levels.

Principal Occupation and Business Experience

2014–2022: President, Engineered Systems Segment of Teledyne Technologies Incorporated (diversified multinational company providing enabling technologies for industrial growth markets requiring advanced technology and high reliability; the Engineered Systems Segment provides innovative systems engineering and integration and advanced technology development, and is a U.S. Government contractor serving defense, space, energy and maritime markets)

2000–2014: Held a number of other positions with Teledyne, including Executive Vice President and Chief Financial Officer of Engineered Systems

1984–2000: Held positions of increasing responsibility with Intergraph Corporation (now Hexagon AB), a multinational corporation, including Vice President, Finance and Administration and Chief Financial Officer, Computer Systems

Other Experience and Education

B.S.B.A. from Auburn University; staff accountant with PricewaterhouseCoopers LLP from 1981 to 1983

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Bryan H. Sayler

● Age: 57 ● Director since 2023 ● Board Committees: Executive

Mr. Sayler’s nearly 30 years of experience at the Company across several of its core businesses as well as his current position as Chief Executive Officer and President make him uniquely qualified to provide the Board of Directors with valuable insights and perspectives concerning all areas of the Company’s business.

Principal Occupation and Business Experience

2023–Present: Chief Executive Officer, President and a director of the Company

1995–2022: Held various positions of increasing responsibility within the Company, including as President of the Utility Solutions Group and Doble Engineering from 2016-2022

Other Experience and Education

B.A. in Pre-Seminary from Southeastern College; M.B.A. from Baylor University

DIRECTORS CONTINUING IN OFFICE

Patrick M. Dewar

● Age: 63 ● Director since 2017 ● Term expires 2026 ● Board Committees: Audit (Chair), Compensation ● Qualifies as an audit committee financial expert under SEC rules

Mr. Dewar’s extensive strategic and operational experience in the aerospace and defense markets makes him well-qualified to assist in guiding Company strategy at the highest levels.

Principal Occupation and Business Experience

2016–present: Chief Executive of The Trenton Group, LLC (investment and strategy consulting firm focused on security, aerospace and defense technology companies)

2013–2016: Executive Vice President of Lockheed Martin International and Chairman of Lockheed Martin Global, Inc.

2010–2013: Senior Vice President, Strategy and Business Development for Lockheed Martin Corporation

Prior to 2010: Held various positions with Lockheed Martin and GE Aerospace

Other Public Company Directorships Within Past Five Years

2018–present: Butler America Aerospace, LLC, a subsidiary of HCL Technologies Ltd. (provider of engineering, design IT and support services primarily to US aerospace and defense markets)

Other Experience and Education

M.S. in Electrical Engineering, Drexel University; B.S. in Engineering, Swarthmore College. Member of the Council on Foreign Relations; senior adviser to numerous investment firms on aerospace and defense matters

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Vinod M. Khilnani

● Age: 71 ● Director since 2014 ● Term expires 2026 ● Board Committees: Audit, Compensation (Chair) ● Qualifies as an audit committee financial expert under SEC rules

As a former public company executive, Mr. Khilnani brings to the Board of Directors a wealth of management experience and business knowledge regarding operational, financial and corporate governance issues, as well as extensive international experience with global operations.

Principal Occupation and Business Experience

2013: Executive Chairman of the Board of Directors of CTS Corporation (designer, manufacturer and seller of electronic components and sensors)

2009–2013: Chairman and Chief Executive Officer of CTS

2007–2009: President and Chief Executive Officer of CTS

2001–2007: Senior VP and CFO of CTS

Other Public Company Directorships Within Past Five Years:

2009–present: Materion Corporation (manufacturer of highly engineered advanced materials, performance alloys and composites, and precision coatings for global markets)

2013–2023: 1st Source Corporation (bank holding company)

2014–2021: Gibraltar Industries (manufacturer and distributor of products for the building markets)

Other Experience and Education

M.B.A. from the University of New York at Albany; B.A. in Business Administration from Delhi University

Leon J. Olivier

● Age: 75 ● Director since 2014 ● Term expires 2025 ● Board Committees: Governance (Chair)

Mr. Olivier’s broad utilities industry experience in all aspects of strategy and operations, including conventional and nuclear generation, renewable energy development (hydro, wind and solar), electric and gas transmission, distribution and development, and Smart Grid strategy and design, and including his extensive experience in senior leadership and management roles, makes him well qualified to serve on the Board of Directors and to assist in guiding strategy at the highest levels.

Principal Occupation and Business Experience

2014–2020: Executive Vice President, Enterprise Energy Strategy and Business Development, of Eversource Energy (formerly Northeast Utilities) (public utility holding company engaged in generation, transmission and distribution of electricity and distribution of natural gas to customers in Connecticut, Massachusetts and New Hampshire)

2007–2014: Executive Vice President and Chief Operating Officer of Eversource Energy

Other Experience and Education

M.B.A. from Northeastern University; served in the U.S. Navy submarine service; former director of Essex Financial Services, Essex, CT

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Robert J. Phillippy

● Age: 63 ● Director since 2014 ● Term expires 2026 ● Chair of the Board ● Board Committees: Executive, Compensation, Governance

Along with his experience as chief executive officer of a publicly held technology company, Mr. Phillippy brings to the Board of Directors extensive experience in mergers and acquisitions as well as in new product innovation and international business development; and as independent Chair of the Board he provides valuable insights and perspectives regarding all areas of the Company’s business.

Principal Occupation and Business Experience

2016–present: Executive consultant to technology companies on a range of strategic, operational and organizational issues

2007–2016: President, Chief Executive Officer and a director of Newport Corporation (developer, manufacturer and supplier of lasers, optics and photonics technologies, products and systems for scientific research, microelectronics, defense and security, life and health sciences and industrial markets worldwide)

2004–2007: President and Chief Operating Officer of Newport Corporation

1996–2004: Held various executive management positions with Newport Corporation

1984–1996: Held various sales and marketing management positions at Square D Company (now Schneider Electric) (electrical equipment manufacturer)

Other Public Company Directorships Within Past Five Years

2018–present: Materion Corporation (manufacturer of highly engineered advanced materials, performance alloys and composites, and precision coatings for global markets)

2018–present: Kimball Electronics (manufacturing solutions provider of durable electronics and other products for a variety of industries globally)

Other Experience and Education

M.B.A. from Northwestern University’s Kellogg School of Management; B.S. in Electrical Engineering from the University of Texas at Austin

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Gloria L. Valdez

● Age: 61 ● Director since 2019 ● Term expires 2025 ● Board Committees: Compensation, Governance

Ms. Valdez’s extensive strategic and operational experience in the defense markets as well as her management and financial expertise allow her to provide valuable assistance to the Board in guiding the Company’s strategy at the highest levels.

Principal Occupation and Business Experience

2021–Present: Member of the Naval Shipbuilding Expert Advisory Panel providing advice to the Commonwealth of Australia on its National Naval Shipbuilding Enterprise

2015–2018: Deputy Assistant Secretary of the Navy within the Office of the Assistant Secretary of the Navy (ASN) for Research, Development and Acquisition (executive oversight of all naval shipbuilding programs, major ship conversions, and maintenance, modernization and disposal of in-service ships)

1986–2015: Served in a number of other civilian positions within the Navy Department including as Executive Director for the Program Executive Office for submarines (responsible for civilian management, design, acquisition and construction for submarine platform and undersea systems), Director of the Investment and Development division within the Office of the ASN for Financial Management and Comptroller, and Director for Naval and Commercial Construction in the Office of the ASN for Ship Programs; also served as Budget Director for U.S. Immigration and Customs Enforcement within the Department of Homeland Security

Other Experience and Education

M.S. in management from Florida Institute of Technology; B.S. in Mechanical Engineering from the University of New Mexico; recipient of the Department of the Navy’s Distinguished, Superior and Meritorious Civilian Service Awards; recipient in 2014 of the Pioneer award from Great Minds in STEM; sponsor of the Virginia Class submarine USS Vermont (SSN 792) commissioned in 2020

BOARD OF DIRECTORS

Responsibilities

The Company’s Board of Directors is ultimately responsible for the conduct of the business of the Company in accordance with ethical and honorable business practices and applicable laws, to justify the confidence that the shareholders have placed in the Company by their investment in its shares. Among the Board’s core responsibilities are to:

●	Oversee the conduct of the Company’s business in order to evaluate whether the business is being properly managed

●	Review and, where appropriate, approve the Company’s major strategic and financial plans and goals, and evaluate results compared to those plans and goals

●	Oversee the Company’s global risk management framework

●	Review and approve significant indebtedness, significant capital allocations including dividends and stock repurchase plans, and significant transactions not arising in the ordinary course of business

●	Review management’s determinations of principal considerations related to the auditing and accounting principles and practices used in the preparation of the Company’s financial statements; review and approve the Company’s financial controls and reporting systems; and review and approve the Company’s financial statements and financial reporting

●	Select individuals for election to the Board and evaluate the performance of the Board and Board committees

●	Select, evaluate and compensate the CEO and monitor the same decisions with respect to other executive officers; approve and evaluate compensation plans for senior management in conjunction with the Compensation Committee

●	Oversee the conduct of the Company’s Environmental, Social and Governance (ESG) program including annually reviewing the Governance Committee’s ESG program assessment

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Composition and Recent Changes

The Board is currently comprised of eight directors divided into three classes, with the terms of office of each class ending in successive years. In anticipation of former director Victor L. Richey’s retirement as Chief Executive Officer and President on December 31, 2022, the Board increased the size of the Board from eight to nine members effective January 1, 2023 and elected Bryan H. Sayler, the Company’s incoming Chief Executive Officer and President, to fill the position thereby created. Upon Mr. Richey’s retirement as a director on June 30, 2023, the Board decreased the size of the Board from nine to eight members, eliminated the position of Lead Director, and elected director Robert J. Phillippy as Chair of the Board. There have been no other changes in the composition of the Board since the beginning of fiscal 2023.

In November, 2023, in anticipation of director James M. Stolze’s retirement upon the expiration of his term at the 2024 Annual Meeting, the Board approved the further changes described on page 7 above.

Independence

Mr. Sayler is the only Board member who is a member of the Company’s management. The Board of Directors has affirmatively determined that none of the other seven, non-management directors has any material relationship with the Company other than in his or her capacity as a director and shareholder, and that therefore all of these directors are, and at all times during their service in fiscal 2023 were, independent as defined under the Company’s Corporate Governance Guidelines and the listing standards of the NYSE.

Meetings

The Board of Directors held four meetings during fiscal 2023. All of the directors attended, either in person or by video conference call, at least 75% of the meetings of the Board and of each of the committees on which they served which were held during their periods of service. The Company’s policy requires that all directors attend the Annual Meeting of Shareholders, except for absences due to causes beyond the reasonable control of the director. All of the directors attended the 2023 Annual Meeting held in Westlake Village, California.

DIVERSITY AND TENURE

Diversity is one of the factors that the Governance Committee considers in identifying the pool of director search candidates. The Board appreciates the benefits diversity brings and strives to assemble a Board with not only a variety of business and professional backgrounds, but also diversity in areas such as race, ethnicity and gender.

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COMMITTEES

The members of the Board of Directors are appointed to various committees. The standing committees of the Board are the Executive Committee, the Audit and Finance Committee (Audit Committee), the Nominating and Corporate Governance Committee (Governance Committee), and the Human Resources and Compensation Committee (Compensation Committee).

Each Committee operates under a written charter adopted by the Board of Directors. The charters are posted on the Company’s website, www.escotechnologies.com, under the Investor Center/Committees & Charters tab, and a copy of each Committee’s charter is available in print to any shareholder who requests it.

Executive Committee

CURRENT MEMBERS ● Phillippy ● Sayler 1 meeting in fiscal 2023	●	May exercise the powers of the Board between Board meetings, subject to limitations specified in the committee charter
	●	May not:
		●	Declare dividends
		●	Amend the Bylaws
		●	Approve, propose or recommend for approval any action requiring approval by the shareholders
		●	Elect directors or fill vacancies on the Board
		●	Change the membership or composition of committees

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibilities for the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; the qualifications, independence and performance of the Company’s independent public accounting firm (the Accounting Firm); and the performance of the Company’s internal audit function.

CURRENT MEMBERS ● Dewar (Chair) ● Hess ● Khilnani ● Stolze 4 meetings in fiscal 2023	●	Appoints, retains and oversees the Accounting Firm and its performance of the annual audit
	●	Annually evaluates the qualifications, independence and performance of the Accounting Firm
	●	Reviews the scope of the Accounting Firm’s work and approves its annual audit fees and any non-audit service fees
	●	Reviews the Company’s internal controls with the Accounting Firm and the internal audit executive, and reviews with the Accounting Firm any problems it may have encountered during the annual audit
	●	Discusses the Company’s Form 10-K and 10-Q reports with management and the Accounting Firm before filing; reviews and discusses earnings press releases
	●	Discusses major financial risk exposures with management
	●	Reviews management’s assessment and oversight of information security, cybersecurity and IT risks, breaches (if any), and any preventive or remedial actions taken on a quarterly basis
	●	Reviews the annual internal audit plan and associated resource allocation
	●	Retains the outside firm overseeing the Company’s internal audit function and evaluates its performance and the results of the annual internal audit
	●	Reviews the Company’s reports to shareholders with management and the Accounting Firm and receives certain assurances from management
	●	Issues the Committee Report required to be included in this Proxy Statement pursuant to the regulations of the SEC (see Audit and Finance Committee Report on page 52)

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The Board of Directors has determined that all members of the Committee are financially literate and have accounting or related financial management expertise, as those terms are defined under the Company’s Corporate Governance Guidelines and the applicable listing standards of the NYSE, and are “audit committee financial experts” within the meaning of Item 407(d)(5)(ii) of SEC Regulation S-K.

Governance Committee

The Governance Committee assists the Board in fulfilling its Corporate Governance responsibilities.

CURRENT MEMBERS ● Olivier (Chair) ● Hess ● Phillippy ● Valdez 4 meetings in fiscal 2023	●	Identifies individuals qualified to become Board members and recommends them for election to the Board at the Annual Meeting of shareholders or for appointment to fill vacancies occurring between Annual Meetings (see Director Candidates and Nominations below)
	●	Reviews the size of the Board and recommends any appropriate changes to the Board
	●	Reviews the composition of Board committees and recommends any appropriate changes to the Board
	●	Develops and recommends to the Board effective corporate governance guidelines
	●	Reviews the Company’s corporate governance and compliance programs
	●	Assists the Board in its oversight of the Company’s ESG program and annually provides an assessment of the program for the Board
	●	Oversees the Company’s ethics programs
	●	Reviews any conflicts of interest involving Related Persons, and oversees and administers the Company’s policy on Related Person transactions
	●	Leads the Board in its annual review of the Board’s performance

Director Candidates and Nominations.

To be considered for nomination to the Board, candidates must be persons of the highest integrity, have extensive and varied business experience and have demonstrated their ability to interact effectively with associates and peers. They preferably will also have experience and expertise in business areas related to the Company and its technologies, industries and customers. In addition, the Committee will seek out candidates with the ability to interact constructively with the existing Board membership, in order to enable the Board to act in the long-term interests of the Company’s shareholders. While the Committee has not established specific minimum qualifications for candidates, it may establish specific membership criteria as appropriate from time to time if the Board determines there is a need for specific skills and industry experience.

Although the Committee does not have a formal policy on diversity, it seeks the most qualified candidates without regard to race, color, national origin, gender, religion, disability or sexual orientation. However, the Committee appreciates the benefits that diversity, including gender diversity, brings to a board of directors, and both the Committee and the full Board are committed to requiring the inclusion of women and underrepresented minorities in the initial pool of director search candidates.

The Committee may identify new candidates for nomination based on recommendations from Company management, employees, non-management directors, shareholders and other third parties. It also has the authority to engage third party search firms to identify candidates, and it has done so from time to time. Consideration of a new candidate typically involves the Committee’s review of information pertaining to such candidate and a series of internal discussions, and may proceed to interviews with the candidate. New candidates are evaluated based on the above-described criteria in light of the specific needs of the Board and the Company at the time. Incumbent directors whose terms are set to expire are evaluated based on the above-described criteria, as well as a review of their overall past performance on the Board of Directors.

The Committee will consider director candidates recommended by shareholders, and will evaluate such individuals in the same manner as other candidates proposed to the Committee. All candidates must meet the legal, regulatory and exchange requirements applicable to members of the Board of Directors. Shareholders who wish to recommend individuals for consideration as director candidates for the 2025 Annual Meeting of Shareholders should notify the Committee no later than August 31, 2024 in order to allow time for their recommendations to be considered by the Committee. Submissions are to be addressed to the Nominating and Corporate Governance Committee, c/o David M. Schatz, Corporate Secretary, ESCO Technologies Inc., 9900A Clayton Road, St. Louis, MO 63124-1186, which submissions will then be forwarded to the Committee. The Committee is not obligated to nominate any such individual for election.

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Compensation Committee

The Compensation Committee’s basic responsibility is to assure that the Company’s directors, key executives and other senior officers are compensated in a manner consistent with and in furtherance of Company strategy, competitive practices, and the requirements of the appropriate regulatory bodies.

CURRENT MEMBERS ● Khilnani (Chair) ● Dewar ● Phillippy ● Stolze ● Valdez 5 meetings in fiscal 2023	●	Reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer; evaluates the Chief Executive Officer’s performance in light of these goals and objectives, and determines the Chief Executive Officer’s compensation based upon the evaluation in conjunction with the full Board
	●	Approves and evaluates the compensation plans for senior management
	●	Reviews, approves and evaluates incentive compensation plans, equity-based plans and other compensation plans, to ensure that they provide compensation and incentives consistent with the strategy of the Company and competitive practice
	●	Reviews and approves the compensation of the Company’s non-management directors in conjunction with the full Board
	●	Reviews, approves and evaluates material benefit programs, including material new programs and material changes to existing programs
	●	Reviews the performance and development of, and succession planning for, Company senior management
	●	Oversees the Company’s Charitable Contributions Program
	●	Reviews and discusses with management the Company’s annual Compensation Discussion and Analysis, and recommends its inclusion in the Company’s annual proxy statement and the Company’s Form 10-K filed with the SEC (see Compensation Committee Report on page 22)

Compensation Committee Interlocks and Insider Participation.

During fiscal 2023, none of the members of the Compensation Committee (i) was an officer or employee of the Company; (ii) was formerly an officer of the Company; or (iii) had any other relationship requiring disclosure under any paragraph of Item 404 or under Item 407(e)(4) of SEC Regulation S-K. In addition, during fiscal 2023, none of the Company’s executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of the Company’s Board of Directors or the Compensation Committee.

CORPORATE GOVERNANCE INFORMATION

The Board’s Role in Risk Oversight

The Company’s management is responsible for managing the Company’s risks on a day-to-day basis, and has adopted an ongoing enterprise risk management process that it uses to identify and assess Company risks. Management has identified risks in four general areas: Financial and Reporting; Legal and Compliance; Operational; and Strategic. Periodically, management advises the Board and the appropriate Board committee of the risks identified; management’s assessment of those risks at the business unit and corporate levels; its plans for the management of these identified risks or the mitigation of their effects; and the results of the implementation of those plans.

While the Board as a whole has responsibility for and is involved in the oversight of management’s risk management processes, plans and controls, some of the identified risks are given further review by the Board committee most closely associated with the identified risks. For example, the Audit Committee provides additional review of the risks in the areas of accounting and auditing, liquidity, credit, tax, information security and cybersecurity. Similarly, the Compensation Committee provides additional review of risks in the area of compensation and benefits and human resource planning. The Governance Committee devotes additional time to the review of risks associated with corporate governance, ethics, legal and ESG issues.

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Governance Policies and Management Oversight

The Board of Directors has adopted Corporate Governance Guidelines to guide its actions, as well as a Code of Business Conduct and Ethics applicable to all of the Company’s directors, officers and employees. Additionally, the Board has adopted a Code of Ethics for Senior Financial Officers applicable to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and persons performing similar duties. These documents are posted on the Company’s web site, www.escotechnologies.com, under the Investor Center/Governance Documents tab, and a copy of any of these documents is also available in print to any shareholder who requests it.

Upon Mr. Richey’s retirement as a director on June 30, 2023 the Board eliminated the position of Lead Director and elected independent director Robert J. Phillippy as Chair of the Board.

Insider Trading and Clawback Policies

In furtherance of the Corporate Governance Guidelines and the Codes of Business Conduct and Ethics, and in coordination with applicable securities-related laws and regulations, the Board of Directors has adopted robust policies regarding Insider Trading, including prohibitions against hedging and (for certain senior Company officials) pledging transactions involving Company stock, and policies permitting the Company to “claw back” all or part of the values of certain Company equity awards to executives or senior personnel in certain cases. Further information about these policies is set forth under Insider Trading Policy; Anti-Hedging and Anti-Pledging Policies and Clawback Policy beginning on page 32.

Cybersecurity

Global information technology security threats and targeted computer crime are increasing in frequency and sophistication. As these risks increase, the Company has enhanced its use of technologies and internal controls to protect our systems, networks and data. The Company’s cybersecurity program includes employee training and testing, information security policies and procedures, third-party monitoring of our networks and systems, and maintenance of backup and other protective systems. Governmental authorities, including the United States government, have increasingly focused on cybersecurity requirements for government contractors. The Company’s subsidiaries that serve in these capacities are increasingly focused on cybersecurity as they seek to comply with the US Department of Defense Cybersecurity Maturity Model Certification (CMMC) program and related governmental mandates.

The Audit Committee annually reviews the major financial risk exposures including cyber security and policies or controls management has implemented to manage and mitigate risks, and quarterly reviews management’s assessment and oversight of cyber security and information technologies risks and any required remediation actions. The full Board annually reviews the Company’s cybersecurity initiatives.

Succession Planning

The Compensation Committee of the Board conducts an annual review of the Company’s long-term succession plan for the CEO. Having this succession plan in place enabled the Board to name Mr. Sayler as Mr. Richey’s successor promptly after Mr. Richey notified the Board of his decision to retire. Additionally, the Board has in place an emergency succession plan for the CEO in order to minimize the uncertainty associated with an emergency succession event.

Independence and Related Person Determinations

All of the Company’s directors except Mr. Sayler are and will be independent of Company management. Additionally, all of the members of the Audit Committee, the Compensation Committee and the Governance Committee are independent as defined by the New York Stock Exchange and set forth in the Company’s Corporate Governance Guidelines.

The Company has implemented a written policy not only to ensure that all non-management directors meet the independence standards defined under the Company’s Corporate Governance Guidelines and the listing standards of the NYSE but to ensure that all Company transactions in which a “Related Person” has or will have a direct or indirect interest will be at arm’s length and on terms generally available to an unaffiliated third-party under the same or similar circumstances. “Related Persons” include the Company’s directors, director nominees and executive officers, holders of 5% or more of the Company’s stock, and the immediate family members of each. The policy contains procedures requiring Related Persons to notify the

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Company of any such transaction and for the Governance Committee to review the material facts of the proposed transaction and determine whether to approve or disapprove the transaction. The Committee will consider whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances. If advance Committee approval is not feasible or is not obtained, the policy requires submission of the transaction to the Committee after the fact, and the Committee is empowered to approve, ratify, amend, rescind or terminate the transaction. In such event, the Committee will also request the General Counsel to evaluate the Company’s controls and procedures to ascertain whether any changes to the policy are recommended.

The Company has developed and implemented processes and controls to obtain information about Related Person transactions for the purpose of determining, based on the facts and circumstances, whether a Related Person has a direct or indirect material interest in the transaction. Pursuant to these processes and controls, all directors and executive officers must annually complete, sign and submit a Directors’ and Officers’ Questionnaire and a Conflict of Interest Questionnaire that are designed to identify Related Person transactions and both actual and potential conflicts of interest, and are required to update their responses in the event of any changes. Additionally, the holders of 5% or more of the Company’s shares (all of whom are institutional investors), are annually requested to respond to certain questions designed to identify direct or indirect material interests by such 5% or more shareholder in any transactions with the Company.

Based on its review and processes, the Company has determined that there has been no transaction since the beginning of the Company’s 2023 fiscal year, and there is no transaction currently proposed, in which the Company was or is to be a participant and in which any Related Person had or will have a direct or indirect material interest.

Communications with Directors

Interested parties desiring to communicate concerns regarding the Company to the Chair of the Board or to the non management Directors as a group may direct correspondence to: Mr. Robert J. Phillippy, Chair, ESCO Technologies Board of Directors, ESCO Technologies Inc., 9900A Clayton Road, St. Louis, MO 63124-1186. Alternatively, interested parties who wish to communicate with an individual director or any group of directors may write to such director(s) at ESCO Technologies Inc., 9900A Clayton Road, St. Louis, MO 63124-1186, Attn: Secretary. All such letters will be forwarded promptly to the relevant director(s).

DIRECTOR COMPENSATION

The responsibilities and the substantial time commitment of a director at a public company require that the Company provide reasonable compensation to incentivize the directors’ performance and ensure their willingness to continue to serve. The Company strives to engage and retain well-qualified directors with significant experience at companies of similar size and complexity. To ensure this is achieved, the Company regularly reviews the compensation provided to its directors. The Company’s non-employee directors are compensated pursuant to the Sub-Plan for Compensation of Non-Employee Directors under the 2018 Omnibus Incentive Plan (the Director Compensation Plan) based upon their respective levels of Board participation and responsibilities. The Compensation Committee obtains competitive market and peer data and periodically retains a compensation consultant to evaluate the competitiveness of its director compensation. The Committee approves the directors’ compensation, but any changes are ratified by the full Board. As an employee of the Company, Mr. Sayler does not receive compensation for his service as a director.

The compensation for non-employee directors is based on a calendar year and is paid or awarded, as the case may be, on and as of the first NYSE trading day after each Annual Meeting of Shareholders.

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Components of 2023 and 2024 Director Compensation

Cash Compensation[1]	2023	2024
Annual Retainer (all non-management directors)	$50,000	$50,000
Lead Director (through June 2023)	$25,000[1]	N/A
Chair of the Board (beginning July 2023)	$85,000[2]	$85,000
Committee Chairs:
Audit	$12,500[3]	$12,500
Compensation	$10,000	$10,000
Governance	$8,000	$8,000

Equity Compensation	2023	2024
Restricted Share Award (all non-management directors)[2]	$180,000	$180,000

1	Mr. Stolze received the full Lead Director annual retainer for 2023 in February 2023.

2	Mr. Phillippy received a prorated Board Chair retainer for the last six months of 2023 in the amount of $42,500.

3	Mr. Phillippy received the full Audit Committee Chair annual retainer for 2023 in February 2023; Mr. Dewar received a prorated Audit Committee Chair retainer for the last six months of 2023 in the amount of $6,250.

The annual equity award consists of a number of restricted share units (RSUs) equal to $180,000 divided by the NYSE closing price of the common stock on the award date, rounded to the nearest whole share and vesting one year after the award date. The equity award for calendar 2023 was made on February 6, 2023 and will vest on February 6, 2024. Based on the February 6, 2023 NYSE closing stock price of $99.74 it amounted to 1,805 RSUs per director.

During the vesting period, each director’s RSU account accrues an additional number of unvested RSUs equivalent to the quarterly dividends that would have been paid on a like number of shares of common stock, divided by the NYSE closing price on the dividend date; and on the vesting date the accrued RSUs vest and are converted into a whole number of shares of common stock plus cash equal to the value of any fractional shares, based on the NYSE closing price on the vesting date.

2024 Compensation.

The Compensation Committee reviewed the non-management directors’ annual compensation program in August 2023, and based on its recommendations the Board determined to make no changes in the program for calendar 2024.

Election to Defer Compensation.

Directors may elect in advance to defer receipt of all of their cash compensation and/or all of their stock compensation. If deferral is elected, the deferred amounts are credited to the director’s deferred compensation account in common stock equivalents. If cash compensation is deferred, the number of common stock equivalents credited is equal to the amount deferred divided by the NYSE closing price of the common stock as of the date on which the deferral occurs (or if that is not a trading day, then the last preceding trading day). If stock compensation is deferred, the number of common stock equivalents credited is equal to the number of shares whose receipt is deferred. Common stock equivalents in the director’s deferred compensation account have no voting rights, but earn dividend equivalents on each dividend payment date equal to the dividends payable on a like number of shares of common stock; and the dividend equivalents earned are credited to the director’s deferred compensation account as additional common stock equivalents valued at the NYSE closing price on the dividend date. A director’s deferred compensation account becomes distributable when the director leaves the Board, or at such other date as may be specified by the director consistent with the terms of the Director Compensation Plan; distribution will be accelerated in certain circumstances, including a change in control of the Company. The account is distributable at the election of the director either in cash or in shares; however, any stock portion which has been deferred may only be distributed in shares. During fiscal 2023, Mr. Dewar, Ms. Hess and Mr. Olivier deferred receipt of their cash compensation and stock compensation, as described in the footnotes to the Fiscal 2023 Compensation table below. In addition, Mr. Phillippy’s, Mr. Stolze’s and Ms. Valdez’s stock compensation from certain prior years continued to be deferred pursuant to prior deferral elections which they had terminated as to future compensation.

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Director Stock Ownership Guidelines.

Directors are subject to stock ownership guidelines. Under these guidelines, within five years after their appointment to the Board each non-management director is expected to acquire and hold shares or common stock equivalents having a total cash value equal to at least five times the annual cash retainer. All directors currently exceed the ownership guidelines.

Extended Compensation Plan for Certain Directors.

Under the Company’s Directors’ Extended Compensation Plan, a plan for non-management directors who began Board service prior to April 2001, Mr. Stolze is eligible to receive for life an annual benefit of $20,000 beginning after his service as a director ceases. In the event of his subsequent death, 50% of the benefit will be paid to his surviving spouse for life; if Mr. Stolze dies before retirement, 50% of the benefit, determined as if the director had retired on the date of death, will be paid to his surviving spouse in a lump sum. The plan permits Mr. Stolze to elect to receive the actuarial equivalent of the benefit in a single lump sum after retirement; and in compliance with section 409(a) of the Internal Revenue Code, Mr. Stolze has made this election.

Fiscal 2023 Compensation.

The following table sets forth the compensation of the Company’s non-management directors for fiscal 2023. As executive officers, Mr. Richey and Mr. Sayler did not receive any additional compensation for their services as directors; their compensation is described under Proposal 2: Advisory Vote on Executive Compensation beginning on page 21.

					Change in
					Pension
					Value and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash	Awards[1]	Awards	Compensation	Earnings[2,3]	Compensation	Total
Patrick M. Dewar	$ 56,311[4]	$ 180,483	—	—	$ 5,026	—	$ 241,820
Janice L. Hess	50,080[5]	180,812	—	—	427	—	231,319
Vinod M. Khilnani	60,061[6]	180,483	—	—	0	—	240,544
Leon J. Olivier	58,061[7]	180,483	—	—	10,214	—	248,758
Robert J. Phillippy	105,061[8]	180,483	—	—	6,051	—	291,595
James M. Stolze	75,061[9]	180,483	—	—	6,094	—	261,638
Gloria L. Valdez	50,061[10]	180,483	—	—	2,364	—	232,908

1	Dollar amounts represent (i) the aggregate fair values of the 1,805 RSUs awarded to the respective directors on February 6, 2023, based on the NYSE closing price of the underlying common stock of $99.74 on that date; plus (ii) the values of the dividend equivalents accrued on the respective directors’ unvested RSUs held during 2023 as of the respective dividend dates. See Components of 2023 and 2024 Director Compensation above.

2	Dollar amounts represent the values of the dividend equivalents accrued as of the respective dividend dates during 2023 on the elective deferred stock compensation accounts of Mr. Dewar, Ms. Hess, Mr. Olivier, Mr. Phillippy, Mr. Stolze and Ms. Valdez. See Components of 2023 and 2024 Director Compensation above.

3	Includes, for Mr. Stolze, the changes in actuarial present value of his accumulated benefits under the Directors’ Extended Compensation Plan, described above, during fiscal 2023. See Extended Compensation Plan for Certain Directors above. For fiscal 2023, overall pension values decreased for Mr. Stolze in the amount of ($17,372), partly due to the effect of changes in actuarial assumptions from the preceding year. The change in pension value for Mr. Stolze due to assumption changes was ($9,550). Pursuant to SEC regulations, the amounts in the table do not include these decreases. Because Mr. Stolze has elected to receive his benefit in the form of a lump sum, the present value has been calculated based on the August 2023 417(e) lump sum segment rates and the 2023 417(e) IRS prescribed mortality table.

4	Represents cash retainer of $50,000, prorated Audit Committee Chair fee of $6,250 and $61 in exchange for vested fractional RSUs; however, Mr. Dewar elected to defer receipt of his cash compensation and to receive in lieu of cash a total of approximately 566 RSUs having the same aggregate value on their respective issue dates.

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5	Represents cash retainer of $50,000 and $80 in exchange for vested fractional RSUs; however, Ms. Hess elected to defer receipt of her cash compensation and to receive in lieu of cash a total of approximately 502 RSUs having the same aggregate value on their respective issue dates.

6	Represents cash retainer of $50,000, committee chair fee of $10,000, and $61 in exchange for vested fractional RSUs.

7	Represents cash retainer of $50,000, committee chair fee of $8,000, and $61 in exchange for vested fractional RSUs; however, Mr. Olivier elected to defer receipt of his cash compensation and to receive in lieu of cash a total of approximately 582 RSUs having the same aggregate value on their respective issue dates.

8	Represents cash retainer of $50,000, committee chair fee of $12,500, prorated Board Chair fee of $42,500 and $61 in exchange for vested fractional RSUs.

9	Represents cash retainer of $50,000, lead director cash retainer of $25,000 and $61 in exchange for vested fractional RSUs.

10	Represents cash retainer of $50,000 and $61 in exchange for vested fractional RSUs.

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Proposal 2: Advisory Vote to Approve Executive Compensation

The Board of Directors recommends a vote FOR this Proposal.

Pursuant to Section 14(a) of the Securities Exchange Act of 1934, the Board of Directors is again soliciting an advisory (non-binding) shareholder vote, commonly referred to as “Say-on-Pay”, to approve the compensation of the executive officers whose compensation is disclosed in this Proxy Statement (the named executive officers or NEOs). At our 2023 Annual Meeting, over 99% of the shares represented and entitled to vote on the Say on Pay proposal, and over 92% of all outstanding shares, were voted in support of the Say-on-Pay proposal. Also, based on the preference of over 93% of the votes cast on the frequency of the Say-on-Pay proposals, we plan to continue to hold a Say-on-Pay vote every year.

The Board of Directors strongly endorses our executive compensation program and recommends that the shareholders vote in favor of the following Resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and narrative disclosure.”

Shareholders are encouraged to review the Compensation Discussion and Analysis section below as well as the Summary Compensation Table and the other related tables and narrative disclosure referred to in the proposed Resolution, which provide details about our executive compensation program as well as specific information about the compensation of our named executive officers.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers as described in this Proxy Statement. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of the shareholders, and to the extent there is a significant vote against the above resolution the Company will consider the shareholders’ concerns and the Committee will evaluate what actions (if any) may be necessary to address those concerns.

SUMMARY OF EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program is designed to attract, motivate, and retain executive officers who are critical to our success. The Committee believes that the program constitutes a balanced, competitive approach to compensation that supports our compensation objectives through performance-based compensation that aligns the interests of executives with those of our shareholders.

The Compensation Committee reviews our compensation program at least annually to ensure that it achieves the desired goals of aligning our executive compensation structure with shareholders’ interests and current market practices.

What We Do:	What We Don’t Do:

Pay for performance philosophy	No excessive perquisites

Significant portion of compensation is at-risk	No tax gross-ups on perquisites

Competitive stock ownership guidelines	No tax gross-ups on change in control severance

Robust clawback policy	No hedging or pledging of Company stock

Double-trigger change-in-control equity vesting	No repricing or exchange of equity-based awards without shareholder approval

Independent compensation consultant

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COMPENSATION COMMITTEE REPORT

The Human Resources and Compensation Committee is responsible for determining the compensation of the Chief Executive Officer and President as well as other senior officers and key executives of the Company. The Committee has reviewed and discussed with management the Company’s disclosures under the section captioned Compensation Discussion and Analysis beginning immediately following this Compensation Committee Report.

Based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 filed with the Securities and Exchange Commission.

The Human Resources and Compensation Committee

●	Vinod M. Khilnani, Chair
●	Patrick M. Dewar
●	Robert J. Phillippy
●	James M. Stolze
●	Gloria L. Valdez

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis discusses the compensation of the following NEOs.

●	Bryan H. Sayler, Chief Executive Officer & President

●	Christopher L. Tucker, Senior Vice President & Chief Financial Officer

●	David M. Schatz, Senior Vice President, General Counsel & Secretary

2023 Performance Highlights

Net Sales	Diluted Earnings Per Share	Entered Orders
$956M	$3.58	$1,033M
Record Sales +11% over prior year	+13% over prior year	Record Orders & Ending Backlog Orders +8% / Backlog +11% over prior year

Entered orders exceeded $1 billion for the first time

Record sales increased 11% over the prior year

Leveraged revenue growth to drive higher profit margins

Returned $21 million to shareholders through dividends and the repurchase of outstanding shares of common stock

2023 Performance Related to Executive Compensation

The Compensation Committee established two performance metrics, “Adjusted EPS” and “Cash Flow from Operating Activities,” to determine incentive plan compensation earned during fiscal 2023 and thereby incent the participants and align cash incentive compensation with business objectives. Adjusted EPS is a non-GAAP measure, and the factors used in the calculation of the 2023 adjustment differed slightly from those used to calculate the 2022 adjustment; for a detailed description and a reconciliation to the nearest GAAP measure, see 2023 Cash Incentive Metrics, below.

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Pay for Performance

Our compensation programs are designed to maximize shareholder value by allocating a significant portion of executive compensation to at-risk pay. Our annual cash incentive program and equity-based PSUs utilize a variety of key strategic and financial performance metrics and are designed to reward positive financial performance and limit unnecessary risk taking. Stock ownership guidelines align the interests of executives and shareholders by ensuring that executives bear the economic risk of share ownership.

Compensation Objective

The Compensation Committee’s objective is to develop and maintain industry-competitive compensation packages to attract, retain, motivate and reward our executive officers and other senior officers and key executives. Compensation programs are designed to be consistent with those of other companies engaged in similar industries and/or of similar size with which we are likely to compete for talent to enable us to employ and retain a high-quality management team. The Committee seeks to use performance-based compensation to maximize the alignment of executive compensation with the long-term interests of our shareholders.

The Committee sets compensation levels based on the skills, experience and performance of each executive officer, taking into account the benchmarking described below and compensation recommendations made by the CEO (except with respect to his own position). The Committee’s pay for performance philosophy is reflected in the annual compensation review. The Committee also considers tally sheets which provide, for each executive officer, a recap of each principal element of compensation as well as benefits, perquisites, equity awards, and stock ownership and potential ownership. The tally sheets also reflect the incremental compensation which would be payable as a result of various termination scenarios and each element of pay or benefits impacted. The Committee retains the discretion to adjust all elements of compensation as it deems appropriate, subject to the requirements of shareholder-approved plans.

Executive Compensation Program Highlights

Pay for performance philosophy	A significant portion of NEO pay is at-risk in order to align pay with business strategy and shareholder interests
At-risk annual cash incentive	Based on achievement of specified Company performance metrics
Long-term equity incentive compensation (LTI)	Incorporates long-term Company performance metrics, and retention factors such as delayed vesting
Limited perquisites	Perquisites are appropriate to the position and not excessive
No tax gross-ups	No tax gross-up on any perquisites or severance benefits
Competitive stock ownership policy	NEO stock ownership requirement is based on a multiple of base salary
Clawback policy	Cash incentive and equity awards may be reclaimed by the Company in case of malfeasance or accounting restatements due to noncompliance with financial reporting requirements
No hedging or pledging	NEOs must retain the risks of Company stock ownership
Double trigger vesting	NEO change in control agreements and stock awards contain double trigger vesting provisions
Independent compensation consultant	The Compensation Committee retains its own independent compensation consultant
Strong say-on-pay support	Over 99% of the shares voting at the 2023 Annual Meeting supported the Company’s executive compensation program

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The following table summarizes the 2023 target direct compensation pay mix for the CEO and other NEOs, with approximately 75% of the CEO’s target direct compensation at risk and 63% of the average of the other NEOs’ target direct compensation at risk. Target direct compensation is defined as the sum of the executive officer’s base salary, annual cash incentive award, and annual long term equity incentive awards, in each case calculated at the target level specified by the Compensation Committee. Because of the Company’s change in CEOs during 2023, the chart for the CEO is based on the compensation of the new CEO, Mr. Sayler.

Compensation Consultant and Benchmarking

The Compensation Committee is authorized by its charter to employ independent compensation and other consultants. The Committee has typically engaged a nationally recognized compensation consulting firm (Compensation Consultant) every other year to assist the Committee in evaluating executive compensation. The Compensation Consultant provides information, research and analysis pertaining to executive compensation as requested by the Committee, including updates on market trends, survey data and analysis for market review. The Committee also from time to time engages our primary outside counsel, Bryan Cave Leighton Paisner LLP (BCLP) to advise it on selected executive compensation issues.

The Committee conducts a peer and market review every two years; the most recent review was in 2022, as described below.

2022 Compensation Report (Fiscal 2023 Compensation Review)

In the summer of 2022, the Committee engaged Pay Governance LLC as the Compensation Consultant to provide a compensation report (the 2022 Compensation Report) for the Committee’s fiscal 2023 compensation review. One of the elements of the 2022 Compensation Report was the 2022 Mercer Benchmark Database/Total Remuneration Survey – Executive (the Mercer Survey), a broad-based survey of management compensation, as the primary source for benchmarking its executive compensation levels. A broad market survey provides decision-quality data that is generally reliable and consistent year-over-year. The Company was a participant in the Mercer Survey. A list of all of the participating companies included in the Mercer Survey is attached as Appendix A to this Proxy Statement.

For its 2022 Compensation Report, the Compensation Consultant also provided proxy data from the peer group described below (2022 Peer Group) to be used in conjunction with the Mercer Survey in order to add context to the decision-making process and provide a supplemental perspective on the market. Peer group proxy data provides transparent line-by-line information for each company in the peer group, and provides the ability to review industry trends and compensation design practices as well as pay-for-performance alignment. The 2022 Peer Group was based on the SIC codes assigned to the Company’s subsidiaries and represented companies in the following industries in which the Company participates:

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●	Industrial valves
●	General industrial machinery
●	Radio and television communications equipment
●	Printed circuit boards
●	Instruments to measure electricity
●	Services not elsewhere classified

Companies in the above industries were then filtered for revenue size in order to determine the 2022 Peer Group. The following is a list of the companies in the 2022 Peer Group, with their ticker symbols:

Ameresco, Inc. (AMRC)*	Kaman Corporation (KAMN)
Badger Meter, Inc. (BMI)	MACOM Technology Solutions Holdings Inc. (MTSI)
Barnes Group Inc. (B)*	Mueller Water Products, Inc. (MWA)
Chart Industries, Inc. (GTLS)	National Instruments Corporation (NATI)*
CIRCOR International, Inc. (CIR)	Powell Industries, Inc. (POWL)*
Comtech Telecommunications Corp. (CMTL)	SPX Technologies Inc.
CTS Corporation (CTS)	Standex International Corporation (SXI)
FARO Technologies, Inc. (FARO)*	Tri Mas Corporation (TRS)*
Franklin Electric Co., Inc. (FELE)	Viavi Solutions Inc. (VIAV)*
Helios Technologies (HLIO)

* These companies did not report compensation data for the General Counsel position in their proxy materials.

Fiscal 2023 Benchmarking.

For its compensation review for fiscal 2023, the Committee reviewed each principal element of compensation (base salary, cash incentive and LTI), as well as total cash compensation (base salary and cash incentive), and total direct compensation (target cash compensation and LTI) for each of the Company’s executive officer positions, and compared them against the benchmark range from the Compensation Report. For all three of the NEOs, the benchmark range for each element of compensation in the Compensation Report is the median plus or minus 15%. For fiscal 2023, the Committee utilized the benchmark ranges from the Compensation Report in determining the competitiveness of the executives’ compensation. The Committee also compared relative Company performance against the performance of the companies in the 2022 Peer Group to test the overall reasonableness of pay for performance.

The Committee used the Compensation Report described above as a guideline and frame of reference in determining appropriate compensation levels and incentives for the executive officers; however, the Committee does not make its decisions according to a formula, and the Committee exercises considerable judgment and discretion in making them. The complexity and composition of the Company does not lend itself to comparisons with a readily ascertainable peer group, and while matching by SIC codes can provide some measure of comparability, there are wide variations in the type and complexity of these companies. The Committee therefore considers the benchmark ranges to be only a guide, and makes individual determinations of compensation for each of the executive officers based on numerous factors including the comparative responsibilities of the executive officers and the Committee’s assessments of individual and Company performance.

Compensation Consultant Independence.

In August 2023, the Committee assessed the independence of Pay Governance and BCLP in line with the SEC’s compensation consultant independence factors, and determined there were no conflicts of interest. The Committee will continue to review their independence status annually and will keep the compliance letters on file.

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Principal Elements of Compensation Program

The principal elements of the 2023 compensation program for executive officers (base salary, annual cash incentive and long-term equity incentive) are reflected in the Summary Compensation Table on page 34. Each of these elements is described in detail in the corresponding sections below.

Pay Element	Form	2023 Metrics	Objectives
Base Salary	Cash	Benchmarked to market median, subject to adjustment for individual factors such as experience and performance	Attract and retain qualified executives
Annual Incentive Plan (PCP)	Cash	100% based on financial results:	Drive profitability, growth and progress
		● 70% based on Adjusted EPS	against strategy
● 30% based on Cash Flow from
Operating Activities
Long-Term Equity Incentive (LTI)	Performance Share Units (PSUs)	Awards vest after 3-year	Align NEOs’ efforts with creation of
		performance period	long-term shareholder value
● 60% based on EBITDA growth
● 40% based on Return on
Invested Capital
● Potential for modification based
on rTSR
	Restricted Share Units (RSUs)	2023 awards vest after 3½ years	Retention, ownership and full alignment with the shareholder experience
Benefits	Consistent with other similarly situated personnel

We do not believe that any risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Any such risk is mitigated by the multiple elements of the compensation programs, including base salary, annual cash incentive programs, and LTI awards which are earned over multiple years. This structure encourages decision-making that is in the best long-term interests of the Company and our shareholders.

Total Direct Compensation.

The executive officers receive total direct compensation consisting of cash compensation (base salary plus annual cash incentive compensation) and long-term equity incentive compensation. Each of these elements is described in detail in the corresponding sections below.

The Committee sets target levels for total direct compensation based on the skills, experience, breadth of their role, and performance of each executive officer, taking into account the benchmarking described above and compensation recommendations made by the CEO (except with respect to his own position). The Committee also considers the Company’s performance. For fiscal 2023, the Committee increased the executive officers’ total direct compensation as described in detail below. Total direct compensation for fiscal 2023 was within the benchmark ranges for Mr. Tucker and Mr. Schatz. Mr. Sayler’s total direct compensation was below the benchmark range, which is typical for a recently promoted CEO.

Base Salaries.

Base salaries are designed to attract, retain, motivate and reward competent, qualified, experienced executives, although we emphasize performance-based compensation for the executive officers.

Fiscal 2023 base salaries for the executive officers other than Mr. Sayler were set by the Committee in the first quarter of fiscal 2023; Mr. Sayler’s base salary was set prior to the commencement of his employment in January 2023. Annual base salaries for the executive officers for fiscal 2023 and fiscal 2022 were as follows:

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Base Salaries1

Officer	FY 2023 Base Salary	FY 2022 Base Salary	Percent Increase from FY 2022
Bryan H. Sayler	$715,000[2]	$ N/A	N/A
Victor L. Richey	898,100[3]	898,100	0.0%
Christopher L. Tucker	570,000	522,000	9.2%
David M. Schatz	394,000	357,000	10.4%

1	Amounts shown are annualized, and are as of the beginning of fiscal 2023; the actual amounts paid are set forth in the Summary Compensation Table.

2	Effective January 1, 2023, upon becoming CEO.

3	Reduced to $650,000 effective January 1, 2023.

Base Salary Changes for Fiscal 2024.

For fiscal 2024 the Committee determined that increases in base salary of 5.6%, 5% and 3% were warranted for Mr. Sayler, Mr. Tucker and Mr. Schatz, resulting in base salaries of $755,000, $598,500 and $405,800, respectively.

Annual Cash Incentive

The Committee uses annual performance-based cash incentives to compensate the executive officers. The Committee establishes at-risk performance targets for the executive officers using financial and operational goals linking compensation to overall Company performance. The annual cash incentive targets for fiscal 2023 and fiscal 2022 were as follows:

Target Cash Incentive Compensation1

Officer	FY 2023 Target Cash Incentive	FY 2022 Target Cash Incentive	Percent Increase from FY 2022
Bryan H. Sayler	$715,000[2]	$ N/A	N/A
Victor L. Richey	959,500[3]	$959,500	0.0%
Christopher L. Tucker	373,000	348,000	7.2%
David M. Schatz	176,000	153,000	15.0%

1	Amounts shown are annual targets and are as of the beginning of fiscal 2023; the actual amounts paid are set forth in the Summary Compensation Table.

2	Scored based on the performance of the Utility Solutions Group for the first quarter of fiscal 2023 and on total company performance for the remaining three quarters of fiscal 2023.

3	Prorated for the first quarter of fiscal 2023, then reduced to $487,500 prorated from the beginning of the second quarter of fiscal 2023 until his retirement at the end of the third quarter of fiscal 2023.

The fiscal 2023 cash incentive targets for the executive officers were established pursuant to our Performance Compensation Plan (PCP) authorized under the 2018 Omnibus Incentive Plan. This at risk plan closely links the executive officers’ pay to our financial results and provides compensation variability in the form of reduced payments when performance is below targets and higher compensation when performance exceeds targets. The PCP has a fixed target with a payout range based on performance. The Committee has discretion to either increase or decrease the actual cash incentive payouts.

Annual Cash Incentive Changes for Fiscal 2024.

For fiscal 2024, the Committee determined that the cash incentive targets will be set as a percent of base salary in line with market practices. The 2024 cash incentive targets for Mr. Sayler, Mr. Tucker and Mr. Schatz are $755,000 (100% of 2024 base salary), $389,000 (65% of 2024 base salary), and $202,900 (50% of 2024 base salary), respectively. The metrics to be used for determining the amounts of the 2024 cash incentive payouts are described under Fiscal 2024 Changes to Cash Incentive Metrics, below.

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Total Target Cash Compensation

The target percentages of total cash compensation represented by base salary and by the PCP target varied for fiscal 2023 based on the position, as follows:

Target Total Cash Compensation – Fiscal 20231

	Base Salary		Cash Incentive Target (PCP)
				Percent of Target
Officer		Percent of Target Total Cash Compensation		Total Cash Compensation	Target Total Cash Compensation
Bryan H. Sayler	$715,000[2]	50%	$715,000[2]	50%	$1,430,000[2]
Victor L. Richey	898,100[2]	48%	959,500[2]	52%	1,857,600[2]
Christopher L. Tucker	570,000	60%	373,000	40%	$943,000
David M. Schatz	394,000	69%	176,000	31%	$570,000

1	Amounts shown are as of the beginning of fiscal 2023; the actual amounts paid are set forth in the Summary Compensation Table.

2	Amounts shown are as of the beginning of fiscal 2023; for adjustments during the year see “Base Salaries” above.

The higher at-risk target percentage for the CEO as compared to the other executive officers is based on our at risk philosophy and the greater responsibilities of the CEO. Similarly, the CFO has a higher at-risk percentage as compared to the General Counsel. Near the beginning of each fiscal year, after reviewing our business plans for the fiscal year, the Committee determines the key short-term business metrics on which senior management should focus in order to drive results and approves the cash incentive target for each executive officer. Because of the broad responsibilities of the executive officers, their criteria are tied to Company-wide metrics. The Committee then determines the percentage of the cash incentive target which should be tied to each of the metrics and the performance target for each metric, and approves the threshold and maximum multipliers which will be applied to each of the performance targets to determine the payment under the plan. If performance is below the threshold for a metric, there is no payout for that metric.

2023 Cash Incentive Metrics.

During the first quarter of fiscal 2023 the Committee approved two metrics for achievement of the fiscal 2023 PCP incentive targets, based on the annual operating plan reviewed by the Board of Directors. The first metric in 2023 was “Adjusted EPS,” weighted at 70% of the total PCP target opportunity; Adjusted EPS is a non-GAAP financial measure. Fiscal 2023 Adjusted EPS of $3.70 equaled GAAP diluted EPS of $3.58 excluding $0.12 per share of after-tax charges consisting of executive management transition costs, acquisition inventory step-up charges, restructuring charges, and acquisition related costs.

The second metric in fiscal 2023 was “Cash Flow from Operating Activities,” weighted at 30% of the total PCP target opportunity; Cash Flow from Operating Activities is a GAAP financial measure. Fiscal 2023 Cash Flow from Operating Activities was $76.9 million.

The Committee approved the following targets for the two fiscal 2023 cash incentive metrics. It believes that the selected metrics and the performance benchmarks for each metric, and the threshold and maximum multipliers, provided meaningful incentives for 2023 performance.

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2023 PCP Targets and Results

		2022 Benchmarks
	Weight (% of				Actual Value	Actual % of Payout
Metric	Target Incentive)	Threshold	Target	Maximum	Achieved	Earned (unweighted)
Adjusted EPS	70%	$2.98	$3.50	$3.85	$3.70	157.1%
Cash Flow from Operating Activities (millions)	30%	$100.6	$118.3	$136.0	$76.9	0%[1]
% of Target Earned		30%[1]	100%	200%
Weighted % of Total Target Earned						110%

1	If performance is below the threshold for a metric, there is no payout for that metric.

The Summary Compensation Table on page 34 reflects the actual payouts to the executive officers under the PCP for fiscal 2023.

Fiscal 2024 Changes to Cash Incentive Metrics.

In line with its practice in recent years, the Committee determined to allocate 100% of the executive officers’ cash incentive compensation opportunity to the PCP, and approved the following performance criteria for fiscal 2024:

●	“Adjusted EPS,” weighted at 70% of the total target opportunity and consisting of earnings per share excluding certain defined non-recurring gains and charges expected to be realized or incurred in fiscal 2024 (this is a non-GAAP measure); and

●	“Cash Flow from Operating Activities,” weighted at 30% of the total target opportunity (this is a GAAP measure).

As in 2023, the potential cash incentive compensation for fiscal 2024 will range from 0 to 2.0 times the target opportunity for both Adjusted EPS and Cash Flow from Operating Activities, depending on actual 2024 performance.

Long-Term Equity Incentive Compensation.

The Company’s annual LTI award program consists of a combination of performance-based share unit (PSU) awards (since fiscal 2022) and time-vested restricted share unit (RSU) awards (since fiscal 2021), with each type weighted at 50% of the LTI opportunity. For fiscal 2023, PSU grants were made in the first quarter of the fiscal year to align with the Company’s fiscal year goal-setting process, and RSU grants were made in the third quarter of the fiscal year in line with historic LTI grant timing.

We do not coordinate LTI grants with the release of material non-public information. Company-wide equity grants, including equity grants to our executive officers, are made at regular meetings of the Compensation Committee. We also do not grant stock options or other awards which require a payment by the recipient in order to realize the value of the award.

Restricted Share Units (RSUs).

RSUs are time-vested awards. The terms of the awards are similar to those in recent prior RSU awards, but with the following material changes approved by the Compensation Committee for the 2023 RSU awards:

●	The awards will vest in three equal portions approximately 18, 30 and 42 months after the month in which they are granted; for the 2023 awards, vesting will occur on the last NYSE trading days in November 2024, 2025 and 2026, at which time they will be converted into a like number of shares of Company common stock, and such shares will be paid out to the participant (after statutory tax withholdings) on the following business day.

●	On each regular quarterly dividend date occurring from the award date to and including the vesting date, the Company will accrue for the benefit of the recipient an amount equal to the cash dividend which would have been paid on a number of shares of Company common stock equal to the number of unconverted RSUs. The amount accrued with respect to each vested portion of the award will be paid out in cash at the time that portion of the award is distributed; but, if or to the extent the award does not vest or for any reason is not distributed, a like portion of the accrued amount will be canceled and not paid.

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Performance Share Units (PSUs).

PSUs awarded in fiscal 2023 will vest after a three-year performance period ending with fiscal 2025. If earned, they will be converted into a number of shares of Company common stock based on achievement of the performance goals. The award distribution in shares may be less than or greater than the number of PSUs awarded depending on the degree to which the Company has achieved specified performance goals. Straight-line interpolation will be used to score between threshold, target and maximum performance levels. For the fiscal 2023 PSU awards, the Committee approved further aligning the performance measures with shareholders, by continuing the use of EBITDA as a performance measure, with a 60% weighting, adding Return on Invested Capital (ROIC) as a performance measure, with a 40% weighting, but also adding relative Total Shareholder Return (rTSR) as a modifier:

EBITDA Performance Goals — 60% of PSU award value

		Below Threshold	Threshold	Target	Maximum
Cumulative Company EBITDA for the three year performance period[1]	Performance Level (in millions)	<$469.1	$469.1	$551.9	$717.5
	Payout[2]	0%	50%	100%	200%

ROIC Performance Goals — 40% of PSU award value

		Below Threshold	Threshold	Target	Maximum
Company ROIC for 2025[3]	Performance Level (in percentages)	<8.5%	8.5%	10.0%	13.0%
	Payout[2]	0%	50%	100%	200%

1	The EBITDA target was set by the Committee to represent a challenging performance incentive based on annual percentage increases over actual 2022 EBITDA and is not intended as guidance or a prediction of actual results.

2	Subject to adjustment as described below.

3	The ROIC target was set by the Committee to represent a challenging performance incentive and is not intended as guidance or a prediction of actual results.

After applying the above performance metrics, the resulting number of PSUs may be subject to increase or decrease based on the Company’s Total Shareholder Return (TSR) over the performance period compared to the TSR of the companies in a peer group based on the S&P SmallCap 600 Industrials Index. If the Company’s relative TSR (rTSR) is below the 25th percentile or above the 75th percentile, the resulting number of shares will be decreased by 20% or increased by 20%, respectively; if the Company’s rTSR is from the 25th percentile to the 75th percentile, no adjustment will be made. In no event will the award payout be greater than 200% of the target.

For more information about the fiscal 2023 LTI awards, see Grants of Plan-Based Awards on page 36.

LTI Changes for 2024

For the fiscal 2024 LTI awards to Mr. Sayler and the other executive officers, the Committee set the value as a percentage of base salary in line with market practices, resulting in fiscal 2024 target LTI values as of the grant date of $1,510,000 (200% of base salary), $598,500 (100% of base salary) and $304,400 (75% of base salary) for Mr. Sayler, Mr. Tucker and Mr. Schatz, respectively.

The Committee determined that the LTI awards for fiscal 2024 would be provided in the same two forms as in fiscal 2023 and that the grant date target value would be divided equally between PSUs and RSUs as they were in fiscal 2023. The fiscal 2024 PSUs were granted in November 2023 and will vest after a three-year performance period beginning with fiscal 2024, at which time they will be converted into a currently undeterminable number of shares of Company common stock, which may be less than or greater than the number of PSUs awarded, within certain specified threshold and maximum limits, depending on the degree to which the Company has achieved one or more specified performance goals. If the performance is less than the threshold goal for a particular performance measure, there will be no payout of that portion of the PSUs dependent on that measure. The fiscal 2024 RSU awards were also granted in November 2023 and will vest in three equal portions approximately 12, 24 and 36 months after the month in which they are granted; for the 2024 awards, vesting will occur on the last trading days in November of 2024, 2025 and 2026.

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Other Compensation Elements

Perquisites.

The Company also provides limited perquisites to the executive officers, which have historically included country club membership, an annual physical, financial planning and an auto allowance. The Committee annually reviews the types and value of the perquisites provided to the executive officers as part of its overall review of executive compensation. The Committee determined the perquisites paid in fiscal 2023 to be reasonable.

Certain of these perquisites are treated as taxable income. Effective January 1, 2021, we ceased reimbursing our executive officers for the income taxes due on these perquisites (“tax gross-ups”), and effective for fiscal 2023 we ceased providing auto allowances and country club benefits for our executive officers other than country club initiation fee benefits for Mr. Sayler and Mr. Tucker based on their employment terms at hire.

Retirement Benefits.

Like our other employees, the executive officers are eligible for retirement benefits provided through a matched defined contribution (401(k)) program. Our former defined benefit pension plan was terminated in February 2020, and the executive officers received lump sum distributions in liquidation of their plan accounts. Upon his retirement in 2023, Mr. Richey received a lump-sum benefit under our supplemental executive retirement plan (SERP), the accrual of benefits under which had ended in December 2003. See Pension Benefits, below.

Severance Plan.

Severance provisions in the event of a change of control benefit a company by allowing executives who are parties to such arrangements to focus on continuing business operations and the success of a potential business combination rather than seeking alternative employment, thereby providing stability to a corporation during a potentially uncertain period. Accordingly, the Company has adopted a Severance Plan, last amended in November 2020, which prescribes the compensation and benefits to be provided in the event of a change of control to certain executives, including the CEO and the other executive officers.

Our change of control arrangements were designed to provide executives with severance payments and certain other benefits in the event that their employment is terminated in connection with a change of control transaction. The Severance Plan includes a “double trigger,” which means that it provides severance benefits only if there is both (1) a change of control of the Company, and (2) the Company (or any successor) terminates the employee’s employment without cause within 36 months following a change of control, or the employee terminates his or her employment for good reason within 36 months following a change of control, or the Company terminates the employee’s employment within 90 days before a change of control at the request of a third party who, at such time, had taken steps reasonably calculated to effect the change of control.

For purposes of the Severance Plan, “change of control” means any of the following (subject to the specific definitions in the Severance Plan): (i) the acquisition by any person or group of at least 20% of the then-outstanding shares of the Company’s common stock; or (ii) a change in a majority of the members of the Board of Directors that is not approved by the incumbent Board; or (iii) the approval by the shareholders of either a reorganization, merger or consolidation after which the shareholders will not own at least a majority of the Company’s common stock and voting power, or a liquidation or dissolution of the Company, or the sale of all or substantially all of the Company’s assets.

If the Severance Plan is triggered, the executive will be entitled to all accrued but unpaid compensation, a pro rata cash bonus for the year of separation and benefits through the date of separation, as well as a lump sum cash payment which is designed to replicate the cash compensation (base salary and cash incentive), plus certain benefits, that the executive would have received had he or she remained employed for two years. These payments and benefits would only be paid as a result of a double-trigger event. The determination of the appropriate level of payments and benefits to be provided in the event of a change of control termination involved consideration of several factors. The two-year multiple was determined based on a survey of the Company’s peers at the time the Severance Plan was adopted by the Company, and is deemed to be reasonable. The Committee considered that a high-level executive, who is more likely to lose his or her job in connection with a change of control than other employees, may require more time than other employees in order to secure an appropriate new position, and, unless that executive was provided with change of control benefits, he or she may be motivated to start a job search early if a change of control is anticipated, to the detriment of the Company. Thus, the existence of the Severance Plan provides an incentive for the executive to remain with the Company until a change of control actually occurs. In addition, payments are not provided under the Severance Plan unless there has been not only a change of control but also a qualifying termination of employment, thus providing an acquirer the opportunity to retain the Company’s management team during or after a transition period.

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For further information about the Severance Plan, and a sample calculation of the cash compensation and benefits to be provided to our executive officers under the Severance Plan, based on certain stated assumptions, see Potential Payments Upon Termination or Change in Control beginning on page 40.

In addition, pursuant to the executive officers’ severance agreements as well as their LTI award agreements, in the event of a change of control, all LTI awards are to be assumed by the acquirer or successor entity and converted to an equivalent agreement. If for any reason the awards will not or cannot be assumed, they will be paid out in cash.

Employment Agreements.

In 2021, we entered into new employment and compensation agreements with each of our then executive officers, and in December 2022, we entered into a new employment and compensation agreement with Mr. Sayler effective January 1, 2023, consistent with the financial terms of his accepted offer letter and otherwise substantially on the same terms as the current employment agreements with the other executive officers. The agreements provide for payment of an annual base salary, participation in our cash incentive plans, eligibility for participation in our LTI plans and benefit plans and programs applicable to senior executives, and continuance of certain perquisites. For more information about the terms of these agreements, including specifics regarding the cash compensation and benefits provided in the event of a qualifying separation, and for a sample calculation based on certain stated assumptions, see Employment Agreements on page 39, and Potential Payments Upon Termination or Change in Control beginning on page 40.

The Compensation Committee periodically assesses the reasonableness of the executive officers’ employment agreements to consider whether any changes are appropriate.

Limit on Deductibility of Certain Compensation

Section 162(m) of the Internal Revenue Code prohibits publicly held companies, including the Company, from deducting salaries and other compensation paid to an executive officer to the extent that the total exceeds $1 million during the tax year. Certain compensation based upon the attainment of performance goals set by the Compensation Committee was formerly able to qualify for an exclusion from this limitation, but this exclusion has been eliminated. However, the Committee intends to continue its practice of utilizing shareholder-approved metrics for our cash incentive plans when appropriate, although it reserves the right to use other award provisions that are tailored to achieving our financial and business objectives if it determines that the awards and performance metrics are appropriate and consistent with our business needs.

Stock Ownership Guidelines

The Compensation Committee has established stock ownership guidelines for the executive officers. The guidelines set the minimum level of ownership at a multiple of annual base salary as follows:

Title	Multiple of Base Salary
CEO and President	5x
Other Executive Officers	3x

Executive officers are expected to be in compliance with the ownership guidelines within five years of their appointments, and they are required to hold 100% of all after-tax stock distributions received from compensation awards until the guideline amounts are reached and thereafter as needed to maintain ownership of at least the guideline amounts. Mr. Tucker and Mr. Schatz currently exceed the ownership guidelines, and Mr. Sayler, who became an executive officer in January 2023, is expected to meet the guidelines within the five-year period.

Insider Trading Policy; Anti-Hedging and Anti-Pledging Policies

Our Insider Trading Policy prohibits any employee from trading in Company securities while in possession of material non-public information. In addition, the Insider Trading Policy strictly prohibits our directors, officers and employees from engaging in transactions in Company securities involving puts, calls or other derivative securities on an exchange or in any other organized market, selling Company securities “short”, or entering into hedging or similar arrangements (such as exchange funds) involving Company securities. The Insider Trading Policy also prohibits our directors, officers, corporate office employees, and other designated employees in management positions from pledging Company securities as collateral

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for a loan or holding Company securities in a margin account. These policies are intended to ensure that the executive officers, as well as other Company personnel in positions of authority, cannot offset or hedge against declines in the price of the Company stock they own or have a personal interest in the price of their shares which may be different from the interests of other shareholders generally.

Clawback Policy

Our Code of Business Conduct and Ethics reaffirms the importance of high standards of business ethics. Adherence to these standards by all employees is the best way to ensure compliance and secure public confidence and support. All employees are responsible for their actions and for conducting themselves with integrity. Any failure on the part of any employee to meet any of the standards embodied in this Code will be subject to disciplinary action, including potential dismissal.

Since 2010, we have had in effect a robust Compensation Recovery Policy (Clawback Policy), and effective in October 2023 we adopted a Supplement to the Clawback Policy designed to comply with the enhanced clawback-related listing standards adopted in 2023 by the NYSE. The Clawback Policy provides that when appropriate, and in accordance with applicable law, the Company may recover any “Recoverable Compensation” received during a prescribed period of up to three years if an executive or other senior officer of the Company or any of our affiliates:

●	Engages in intentional misconduct resulting in a financial restatement or in any increase in his or her incentive or equity income, or

●	Engages in activity that competes with the Company or its affiliated companies, or

●	Solicits customers or hires or assists anyone else in soliciting or hiring employees of the Company or its affiliates after termination of employment or engages in the unauthorized disclosure or use of the Company’s confidential information resulting in harm to the Company or its affiliates, in any case in violation of agreements entered into by such employee prohibiting such actions.

“Recoverable Compensation” is defined to include any equity and incentive compensation received, earned or distributed to or for the benefit of an executive or senior officer, including amounts and shares under any equity or compensation plan or employment agreement. The Clawback Policy specifies that to the extent compensation is recovered from an individual as a result of a financial restatement such amounts will be excluded from “Recoverable Compensation.”

As supplemented, the Clawback Policy also provides in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the federal securities laws, the Board shall require prompt reimbursement or forfeiture of any excess Incentive-Based Compensation, as defined in the Supplemental Clawback Policy, received by a Company executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement, in addition to any transition period (that results from any change in the Company’s fiscal year) within or immediately following such three completed fiscal years.

Recoupment and clawback provisions are included in all equity awards and performance compensation plan agreements for certain participants, and these provisions will be added to all new non-base compensation awards. The Clawback Policy does not prevent us from taking other actions as appropriate, if warranted, based on the misconduct outlined above.

The Clawback Policy, including the 2023 Supplement, is set forth as Exhibits 97.1 and 97.2 to our 2023 Annual Report on Form 10-K, filed with the SEC on November 29, 2023.

During fiscal 2023, there was no financial restatement which would have required action under the Clawback Policy to recover any Recoverable Compensation, and at the end of fiscal 2023 there was no outstanding balance of Recoverable Compensation resulting from a financial restatement in any prior year.

CEO Transition

In anticipation of Mr. Richey’s retirement as an executive officer effective January 1, 2023, in November 2022 the Compensation Committee approved and the Board ratified certain changes in Mr. Richey’s compensation by amendment to Mr. Richey’s Employment Agreement effective December 31, 2022, providing that: (i) Mr. Richey would remain as an employee and director of the Company during a transition period, which ended June 30, 2023; (ii) effective January 1, 2023, Mr. Richey’s base salary would be adjusted to an annual rate of $650,000, prorated over the length of the transition period;

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(iii) Mr. Richey would continue to participate in the PCP until the end of the transition period, with his 2023 cash incentive target remaining at the 2022 figure of $959,500 prorated for the first quarter of fiscal 2023, and then reduced to $487,500 prorated until the end of the transition period; and (iv) Mr. Richey would also receive a one-time award of 17,241 RSUs on January 3, which vested upon his retirement on June 30, 2023 and was distributed in shares on July 3, 2023, subject to a non-compete covenant ending two years after the distribution date and other conditions, including potential clawbacks, similar to those in the Company’s standard RSU awards. These terms are reflected in the fiscal 2023 compensation tables which follow this section.

2023 SUMMARY COMPENSATION TABLE

The following table contains compensation information for fiscal 2023 and the preceding two fiscal years for all services rendered in all capacities to the Company and its subsidiaries by the executive officers. Because Mr. Sayler became an executive officer during 2023, under SEC regulations 2023 was the first year for which his compensation was required to be reported.

						Change in
						Pension
						Value &
						Nonqualified
Name and					Non-Equity	Deferred
Principal	Fiscal				Incentive Plan	Compensation	All Other
Position	Year	Salary	Bonus	Stock Awards[1]	Compensation[2]	Earnings[3]	Compensation[4]	Total
Bryan H.	2023	$621,125[5]	$0	$1,492,717[5]	$947,375	$0	$586,424	$3,647,641
Sayler	N/A
Chief	N/A
Executive
Officer and
President
Christopher	2023	$570,000	$0	$845,059	$410,300	$0	$113,274	$1,938,633
L. Tucker	2022	522,000	0	730,600	549,840	0	52,103	1,854,543
Senior Vice	2021	221,154[6]	1,335,000[6]	346,493	149,500[6]	0	22,187	2,074,334
President
and Chief
Financial
Officer
David M.	2023	$394,000	$0	$308,530	$193,600	$0	$33,342	$929,472
Schatz	2022	357,000	0	356,259	241,740	0	48,210	1,003,209
Senior Vice	2021	296,780[7]		168,047	77,342[7]	0	25,412	567,581
President,
General
Counsel and
Secretary
Victor L.	2023	$549,525[8]	$0	$1,499,967[8]	$534,747[8]	$30,608	$62,306	$2,677,153
Richey	2022	898,100	0	2,963,694	1,516,010	0	74,911	5,452,716
Former	2021	898,100	0	2,462,845	710,030	6,405	84,362	4,161,742
Chairman,
Chief
Executive
Officer and
President

1	Represents the aggregate grant date fair values of equity-based awards based on the fair market value of the underlying Common Stock on the respective grant dates as calculated in accordance with applicable accounting rules. Such amounts do not represent the actual value that will be realized by the executive officers at the time of distribution. Awards shown are grants of time-vested RSUs and performance-based PSUs to Mr. Sayler, Mr. Tucker and Mr. Schatz, and a PARS award granted to Mr. Richey in 2021. For more information, see Principal Elements of Compensation – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section, and Grants of Plan-Based Awards, below.

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2	Reflects the performance-based cash awards earned for the fiscal year indicated under the PCP, including cash dividends of $2,759 earned on Mr. Richey’s January 3, 2023 RSU (see Note 8 below). For more information, see Principal Elements of Compensation – Cash Incentive Plans in the Compensation Discussion and Analysis section, and Grants of Plan-Based Awards, below.

3	Amounts represent the changes in actuarial present value of the accumulated pension benefits for Mr. Richey under the Company’s defined benefit pension plan until its termination in 2020 and under the Company’s supplemental executive retirement plan (SERP) for each fiscal year shown. These changes in value include the effects of changes in actuarial assumptions from year to year. For fiscal 2023, Mr. Richey’s SERP value increased, partly due to the effect of changes in actuarial assumptions from the preceding year. The fiscal 2023 change in Mr. Richey’s SERP value due to assumption changes was $15,247. For fiscal 2022, Mr. Richey’s SERP value decreased in the amount of $68,500, due in part to the effect of changes in actuarial assumptions from the preceding year which reduced the value by $93,214. Pursuant to SEC regulations, the amount in the table does not reflect the overall decreases in Mr. Richey’s SERP value. For fiscal 2021, Mr. Richey’s SERP value increased, partly due to the effect of changes in actuarial assumptions from the preceding year. The fiscal 2021 change in Mr. Richey’s SERP value due to assumption changes was $0. For additional information, including the actuarial assumptions used in fiscal 2023 and information about the termination of the Company’s defined benefit pension plan, see Pension Benefits, below. There were no non-qualified deferred compensation earnings.

4	Comprised of the amounts provided in the table below:

		Defined
		Contribution	Employee
		Savings Plan	Stock Purchase
		Company	Plan Company	Perquisites and
Name and Principal Position	Fiscal Year	Contributions[a]	Contributions[b]	Other[c]	Total
Bryan H. Sayler	2023	$14,954	$1,648	$569,822	$586,424
Chief Executive Officer and	N/A
President	N/A
Christopher L. Tucker	2023	$13,200	$5,691	$94,383	$113,274
Senior Vice President and Chief	2022	12,200	5,217	34,686	52,103
Financial Officer	2021	6,923	1,731	13,533	22,187
David M. Schatz	2023	$13,281	$6,350	$13,711	$33,342
Senior Vice President, General	2022	12,497	3,567	32,146	48,210
Counsel and Secretary	2021	8,961	3,501	12,950	25,412
Victor L. Richey	2023	$13,000	$2,267	$47,039	$62,306
Former Chairman, Chief Executive	2022	12.200	3,592	59,119	74,911
Officer and President	2021	11,600	3,589	69,173	84,362

a	See Defined Contribution Plan on page 39.

b	The Company matches 20% of employees’ contributions to its Employee Stock Purchase plan.

c	Includes car allowance, financial planning, Company cost related to the personal use of clubs, and premiums for group variable universal life (GVUL) insurance which the Company offers to a number of senior managers at ESCO and its participating subsidiaries. Mr. Sayler’s figure for 2023 includes compensation of $538,495 for reimbursement of moving expenses related to his transition to CEO, grossed up for taxes, and a country club initiation fee which the Company had agreed to pay at the time Mr. Sayler commenced his employment. Mr. Tucker’s figure for 2023 includes $88,000 as the personal portion of a country club initiation fee which the Company had agreed to pay at the time Mr. Tucker commenced his employment. Mr. Richey’s figure for 2021 also includes an annual tax gross-up of $16,809 for taxable club fees and financial planning; the Company generally discontinued tax gross-ups after December 2020. For more information, see Other Compensation Elements – Perquisites in the Compensation Discussion and Analysis section

5	Upon becoming an executive officer Mr. Sayler, who was previously a management official of the Company, received an increase in his annualized salary from $339,500 to $715,000, prorated based on his days of service in each position.

6	Mr. Tucker received a salary for 2021 at the annualized rate of $500,000 and a 2021 cash incentive at an annualized target of $325,000, guaranteed at a multiple of at least 1.00x; his actual salary and cash incentive target were prorated based on his period of employment during 2021. At the commencement of his employment he also received a transition bonus of $835,000 plus Company common stock valued at $500,000 on the award date, to partially compensate him for equity opportunities he forfeited upon his departure from his prior employer.

7	Upon becoming an executive officer Mr. Schatz, who was previously a Vice President and IP Counsel of the Company, received an increase in his annualized salary from $270,700 to $335,000 and an increase in his 2021 cash incentive target from $75,200 to $145,000; his actual salary and cash incentive target were prorated based on his days of service in each position.

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8	As a result of his retirement as an executive officer on December 31, 2022: (i) Mr. Richey’s base salary was reduced from an annual rate of $898,100 to an annual rate of $650,000, prorated over the length of a transition period which ended June 30, 2023; (ii) Mr. Richey continued to participate in the PCP until the end of the transition period, but for the first quarter of fiscal 2023 his 2023 cash incentive target remained at $959,500, prorated for that quarter, and beginning January 1, 2023 his 2023 cash incentive target was reduced to $487,500, prorated from January 1, 2023 until his retirement on June 30, 2023; and (iii) on January 3, 2023, he received a one-time transition RSU award for 17,241 shares, based on a value of $1,500,000 divided by the $87.00 per share NYSE closing price on that date.

2023 GRANTS OF PLAN-BASED AWARDS

The following table provides information for fiscal 2023 for the executive officers regarding cash incentive awards under our PCP and awards of RSUs and PSUs under the 2018 Omnibus Incentive Plan. See Principal Elements of Compensation – Cash Incentive Plans and – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section.

									All other
								All other	option
		Estimated future payouts under			Estimated future payouts under			stock	awards:	Exercise	Grant date
		non-equity incentive plan awards[1]			equity incentive plan awards[2]			awards:	Number of	or base	fair value
								Number	securities	price of	of stock
								of shares	underlying	option	and option
Name	Grant date	Threshold	Target	Maximum	Threshold	Target	Maximum	of stock[3]	options	awards	awards[4]
Bryan H.	11/16/2022	$214,500	$715,000	$1,430,000	—	—	—	—	—	—	—
Sayler	11/16/2022	—	—	—	4,118	8,235	16,470	—	—	—	$779,690
	5/2/2023	—	—	—	—	—	—	7,489	—	—	713,028
Christopher	11/16/2022	$111,900	$373,000	$746,000	—	—	—	—	—	—	—
L. Tucker	11/16/2022	—	—	—	1,642	3,283	6,566	—	—	—	$310,834
	2/2/2023	—	—	—	—	—	—	2,507	—	—	250,023
	5/2/2023	—	—	—	—	—	—	2,985	—		284,202
David M.	11/16/2022	$52,800	$176,000	$352,000	—	—	—	—	—	—	—
Schatz	11/16/2022	—	—	—	851	1,702	3,404	—	—	—	$161,145
	5/2/2023	—	—	—	—	—	—	1,548	—	—	147,385
Victor L.	11/16/2022[5]	$287,850	$959,500	$1,919,000	—	—	—	—	—		—
Richey	1/3/2023	—	—	—	—	—	—	17,241	—		$1,499,967

1	Represent the threshold, target and maximum cash incentive opportunities awarded for fiscal 2023 under the PCP. If performance according to a specific performance measure is less than that necessary to achieve the threshold payout, the payout will be zero for that measure. Actual payouts were made in fiscal 2024 based on fiscal 2023 results and are reported in the column captioned Non Equity Incentive Plan Compensation in the Summary Compensation Table. For more information, see Principal Elements of Compensation – Cash Incentive Plans in the Compensation Discussion and Analysis section.

2	Represent the threshold, target and maximum equity incentive opportunities for the PSUs awarded for fiscal 2023 under the Company’s Long-Term Incentive Compensation program. If performance according to a specific performance measure is less than that necessary to achieve the threshold payout, the payout will be zero for that measure. The actual incentive payout will be in shares of common stock based on Company performance over a three-year performance period and will not be determinable until after the close of the performance period. For more information, see Principal Elements of Compensation – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section.

3	For Mr. Sayler, Mr. Tucker and Mr. Schatz, these consist of time-vested RSUs vesting in three equal portions approximately 18, 30 and 42 months after the month in which they are granted. For Mr. Richey, this consists of a time vested RSU which vested upon his retirement on June 30, 2023. For more information, see Principal Elements of Compensation – Long-Term Equity Incentive Compensation and CEO Transition in the Compensation Discussion and Analysis section.

4	Based on the fair market value on the grant date of a number of shares of common stock equal to the number of RSUs, or in the case of PSUs, the number of shares corresponding to the Target payout, as calculated in accordance with applicable accounting rules. Such amounts do not represent the actual value that will be realized by the executive officers at the time of distribution.

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5	Figures for Mr. Richey represent the threshold, target and maximum cash incentive opportunities at the time of the initial grant. However, in view of Mr. Richey’s decision to retire as an executive officer, the Company and Mr. Richey agreed that his 2023 cash incentive target would remain at the original 2022 figure of $959,500 prorated for the first quarter of fiscal 2023, and then be reduced to $487,500 prorated until the end of the transition period, which occurred on June 30, 2023.

OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR-END

The following table provides information as of the end of fiscal 2023 for our executive officers regarding outstanding equity awards, consisting of unvested PARS, unvested RSUs, and unvested PSUs. As of the end of fiscal 2023, no executive officer had any outstanding stock option awards, either exercisable or unexercisable.

			Stock Awards
			Number	Market value	Number of	Market value
			of shares or	of shares or	unearned	of unearned
			units of stock	units of stock	shares, units or	shares, units or
			that have not	that have not	other rights that	other rights that
Name	Type of award	Grant date	vested	vested[1]	have not vested	have not vested[1]
Bryan H. Sayler	PARS	5/1/2020	3,347[2]	$349,561
	RSU	4/30/2021	1,582[3]	165,224
	PSU	11/17/2021			1,089[4]	$113,735[4]
	RSU	5/5/2022	2,805[3]	292,954
	PSU	11/16/2022			4,118[4]	430,084[4]
	RSU	5/2/2023	7,489[3]	782,151		1,198[5]
Christopher L.	RSU	4/30/2021	3,132[3]	$327,106
Tucker	PSU	11/17/2021			1,995[4]	$208,358[4]
	RSU	5/5/2022	4,880[3]	509,667
	PSU	11/16/2022			1,642[4]	171,490[4]
	RSU	2/3/2023	2,507[3]	261,831		401[5]
	RSU	5/2/2023	2,985[3]	311,753		478[5]
David M. Schatz	PARS	5/1/2020	2,008[2]	$209,716
	RSU	4/30/2021	1,519[3]	158,644
	PSU	11/17/2021			972[4]	$101,516[4]
	RSU	5/5/2022	2,384[3]	248,985
	PSU	11/16/2022			851[4]	88,878[4]
	RSU	5/2/2023	1,548[3]	161,673		248[5]
Victor L. Richey	PSU	11/17/2021			4,312[4]	$450,345[4]

1	Based on the NYSE closing price of the Company’s common stock of $104.44 on September 29, 2023, the last NYSE trading day of the Company’s 2023 fiscal year.

2	PARS awards have a term of five years, and the award (net of withholding taxes) is distributable to the recipient in shares of Company common stock at the end of the term. However, if the Company achieves target stock price stated in the notice of award during the third or fourth years of the term (PARS Performance Periods), then part or all of the award is accelerated, and the accelerated portion (net of withholding taxes) is distributed in shares six months after the end of the PARS Performance Period in which the criteria are first met, but not later than the end of the fifth year. Distribution of PARS award shares may not occur earlier than 3½ years after the initial award date even if the performance criteria are met, except in cases of death, disability, retirement or certain other special circumstances. In all events, the award recipient must remain continuously employed by the Company until the underlying shares are distributed (except that the Committee may in its discretion waive this requirement if termination of employment is due to death, disability, retirement or other circumstance the Committee deems appropriate). Until the underlying shares are actually distributed, dividends are not paid or accrued on the PARS. With respect to the PARS awards granted to Mr. Sayler and Mr. Schatz on May 1, 2020, the specified stock price targets of $80.31 and $85.92 were achieved on August 29, 2022 and November 28, 2022, based on the average closing stock prices over the preceding thirty consecutive trading days; accordingly these awards were accelerated and vested on November 1, 2023 (less a number of shares having a value equal to the amount of required tax withholdings). For more information, see Principal Elements of Compensation – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section.

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3	Each RSU represents the right to receive one share of Company common stock if the recipient remains continuously employed by the Company until the vesting date. RSUs awarded prior to 2023 will vest approximately 3½ years after the effective award date, except that Mr. Tucker’s February 3, 2023 RSUs will vest November 5, 2025. RSUs awarded in 2023 will vest in thirds approximately 18, 30 and 42 months after the effective award date, on the last trading days in November of 2024, 2025 and 2026. Vested shares will be issued to the participant (less a number of shares having a value equal to the amount of required tax withholdings) on the following business day.

4	Represents the number and value of the shares issuable if Company performance over the three-year performance period meets or exceeds the threshold required to earn a minimum non-zero payout for each of two performance components. However, because performance below either threshold will result in a zero payout for that component, the minimum payout is actually zero. The actual payout will not be determinable or estimable until after the close of the performance period. For more information, see Principal Elements of Compensation – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section. However, because Mr. Richey was eligible for retirement under the terms of his award, the target number of PSUs in his award was prorated based on his retirement date compared to the performance period, and the final number of shares issuable on payout will be based on the prorated award’s payout multiplier at the close of the award’s performance period.

5	Represents cash dividend equivalents accrued on RSUs awarded beginning in 2023. On each regular quarterly dividend date occurring from the award date to and including the vesting date, the Company accrues for the benefit of the recipient an amount equal to the cash dividend which would have been paid on a number of shares of Company common stock equal to the number of unconverted RSUs. The amount accrued with respect to each vested portion of the award will be paid out in cash at the time that portion of the award is distributed in shares; but, if or to the extent the award does not vest or for any reason is not distributed, a like portion of the accrued amount will be canceled and not paid.

2023 OPTION EXERCISES AND STOCK VESTED

The following table sets forth information for our executive officers regarding their stock-based awards which vested during 2023. We have not awarded stock options to our executive officers since 2006, and no stock options were outstanding or were exercised during 2023.

	Stock Awards
Executive Officer	Number of Shares Acquired on Vesting[1]	Value Realized on Vesting[3]
David M. Schatz	2,000[1]	$174,820
Victor L. Richey	22,422[1]	1,959,907
	40,513[2]	4,198,362

1	Shares of Common Stock underlying PARS awards granted to Mr. Schatz and Mr. Richey on May 1, 2019, which vested on November 1, 2022. A number of these shares were withheld in lieu of cash payment of applicable withholding taxes, and the remaining shares were distributed on November 2, 2022.

2	Shares of Common Stock underlying that portion of PARS and RSU awards granted to Mr. Richey in 2021 and 2022 which vested upon his retirement on June 30, 2023. A number of these shares were withheld in lieu of cash payment of applicable withholding taxes, and the remaining shares were distributed on July 3, 2023.

3	Fair market value of the shares of Common Stock underlying the vested awards, based on the NYSE closing prices of $87.41 and $103.63 on November 1, 2022 and June 30, 2023, respectively, the values used by the Company for tax and accounting purposes.

PENSION BENEFITS

Pension Plan and SERP

Beginning in 1990, we had sponsored a defined benefit Pension Plan in which our executive officers as well as other covered employees participated. Because benefits under the Pension Plan were subject to reduction under certain provisions of the Internal Revenue Code, in 1993 we adopted a Supplemental Executive Retirement Plan (SERP) which provides that where such reductions occurred, we would make supplemental post-retirement payments to certain executives, including Mr. Richey.

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The SERP was designed to maintain total pension benefits at the formula level of the Pension Plan. Both the Pension Plan and the SERP were frozen at the end of 2003, with no increase in years of credited service or accumulated benefits accruing to participants after that date.

In February 2020, we terminated the Pension Plan and plan assets were distributed to the participants as their choice of either a lump sum payment of their Pension Plan benefits or an annuity issued by a qualified insurance company.

Upon reaching age 65 during 2022, Mr. Richey became eligible to receive benefits under the SERP beginning at the termination of his employment, based on 18 years of credited service. Because Mr. Richey elected to receive his accumulated benefits in a lump sum upon his retirement on June 30, 2023, the present value was calculated based on the August 2022 417(e) lump sum segment rates and the 2022 417(e) IRS prescribed mortality table.

The following table sets forth Mr. Richey’s status under the SERP as of September 30, 2023.

		Number of Years of	Present Value of	Payments During Last
Name	Plan Name	Credited Service	Accumulated Benefit	Fiscal Year
Victor L. Richey	SERP	18	$0	$250,444

Defined Contribution Plan

Our Employee Savings Investment Plan (Defined Contribution Plan) is an employee benefit plan under section 401(k) of the Code, which is offered to substantially all United States employees including the executive officers. The Defined Contribution Plan provides for a Company cash match at a rate of 100% of the contributions by each employee up to 3% of the employee’s eligible compensation, and 50% of any additional contributions by the employee up to 5% of the employee’s eligible compensation, subject to Code contribution limits. The amounts of the Company’s cash match for the accounts of the executive officers in fiscal years 2021, 2022 and 2023 are listed in footnote (4) to the Summary Compensation Table, under the heading Defined Contribution Savings Plan Company Contributions.

EMPLOYMENT AGREEMENTS

In 2021, we entered into new employment and compensation agreements with each of our then executive officers, and in December 2022, we entered into a new employment and compensation agreement with Mr. Sayler effective January 1, 2023, consistent with the financial terms of his accepted offer letter and otherwise substantially on the same terms as the current employment agreements with the other executive officers.

The agreements provide for a base salary, which is subject to annual review by the Compensation Committee but may not be decreased, and an annual cash incentive opportunity in accordance with our cash incentive program. The executive officers are entitled to participate in LTI awards and other compensation programs as determined by the Compensation Committee, as well as in all Company employee benefit programs applicable to senior executives, and the Company agrees to provide certain perquisites, including financial planning and outplacement assistance.

Mr. Tucker’s and Mr. Schatz’s agreements provide for initial terms of one year and 24 months, respectively, which have now elapsed. Mr. Sayler’s agreement provides for an initial term of 24 months, which will elapse at the end of February 2025. The agreements provide that they will automatically renew for successive one-year periods unless a specified notice of non-renewal is given by the Company or the executive.

The agreements give each party certain termination rights, with post-termination compensation and benefits payable to the executive officer, if any, depending on the reasons for the termination, such as whether the termination is with or without Cause, as defined in the agreements. The following section, Potential Payments Upon Termination or Change in Control, describes the compensation and benefits payable to the current executive officers upon termination of their employment for various reasons.

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The employment agreements prohibit the executives from disclosing confidential information or trade secrets concerning the Company, and for a period of two years from soliciting employees of the Company and from soliciting customers or distributors of the Company. The agreements also require the executive officers to provide limited consulting services on an as-requested basis following termination.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments/Benefits Upon Change in Control

Severance Plan.

We have established a Severance Plan covering the executive officers. Under the Plan, following an occurrence of a Change of Control as defined in the Severance Plan (see Other Compensation Elements – Severance Plan in the Compensation Discussion and Analysis section), each of the executive officers will be entitled to be employed by the Company for a period of three years following the Change of Control, unless terminated earlier in accordance with the Severance Plan. During this employment period the executive officer will: (i) be paid a minimum base salary equal to his or her base salary prior to the Change of Control, (ii) be paid a minimum annual bonus equal to the latest target cash incentive opportunity approved by the Human Resources and Compensation Committee prior to the effective date of the Change of Control (the “Current Cash Incentive Target”), (iii) continue to receive the employee benefits to which he or she was entitled prior to the Change of Control, and (iv) receive annually the value (determined as described under Incentive Plan Awards below) of the last LTI awards issued to him or her prior to the Change of Control, which value may be paid either in cash or in publicly traded stock of the entity which acquired the Company in the Change of Control.

If we terminate the executive officer’s employment during this three-year employment period other than for death, disability or Cause as defined in the Severance Plan, or if the executive officer terminates his or her employment during the employment period following certain specified actions by us (Good Reason), such as materially failing to comply with the provisions of the Severance Plan, a material diminution in his or her authority, duties or responsibilities or base salary, or requiring him or her to relocate, he or she will be entitled to receive, among other things, a cash lump sum equal to the aggregate of (i) any unpaid current base salary, (ii) a bonus equal to the Current Cash Incentive Target, prorated for a partial year, and (iii) an amount calculated by multiplying two times the sum of the current annual base salary and the Current Cash Incentive Target. In addition, he or she will receive the continuation of his or her employee benefits for two years.

We may amend the Severance Plan, but no amendment adverse to the rights of an executive officer will be effective unless we have given the executive officer notice of the amendment at least one year before a Change of Control occurs.

Long-Term Incentive Plan Awards.

The terms of our PARS, RSU and PSU awards in effect at September 30, 2023 provide that upon a Change of Control (defined in the awards substantially the same as in the Severance Plan) the awards will be assumed by the acquirer or successor entity and converted to an equivalent agreement. If for any reason the awards will not or cannot be assumed, they will be paid out in cash.

Payments/Benefits Upon Death or Disability

If the executive officer’s employment were to be terminated because of death or disability, under the executive officer’s employment agreement with the Company the executive officer (or his or her beneficiaries) would receive benefits under the Company’s disability plan or the Company’s life insurance plans, as applicable.

With respect to PARS, RSU and PSU awards in effect at September 30, 2023, the Committee may, in its sole discretion, make full, pro-rata, or no share distributions, as it may determine, to an executive officer in the event of disability, or to the executive officer’s surviving spouse or beneficiary in the event of death.

40	Proposal 2	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Payments/Benefits Upon Termination by the Employee With Good Reason or by the Company Without Cause

The executive officers’ employment agreements provide that if we were to terminate the executive officer’s employment prior to a Change of Control other than for cause, death or disability or if the executive officer were to resign following certain actions by us defined in the agreements as “Good Reason,” including our materially failing to comply with the agreement, materially reducing the executive’s responsibilities or requiring the executive to relocate, we would be required to continue to pay the executive officer’s base salary and cash incentive for two years following termination; however, the executive officer could elect to receive each of these payments in a lump sum on or about March 15 of the calendar year following the calendar year in which the termination occurs. In addition, certain employee benefits would continue after the termination, the executive officer’s accelerated but unvested PARS, RSU and PSU awards would become fully vested and the underlying shares would be distributed, subject to and in accordance with the terms of the Omnibus Plan. These payments and benefits would be conditioned upon the executive officer not soliciting our employees, customers or distributors for a period of two years after termination. In addition, the executive officer would be required to execute our standard severance agreement and release.

Payments/Benefits Upon Termination by the Employee Without Good Reason

If the executive officer were to resign without Good Reason, the executive officer would not be entitled to payment of continued compensation or benefits, and all outstanding PARS, RSU and PSU awards would be forfeited.

Payments/Benefits Upon Termination by the Company for Cause

If we were to terminate the executive officer’s employment for Cause, under the employment agreement the executive officer would not be entitled to payment of continued compensation or benefits, and all outstanding PARS, RSU and PSU awards would be forfeited.

Incremental Compensation in the Event of Termination as a Result of Certain Events

The following tables reflect the additional compensation and benefits to be provided to the executive officers in the event of a termination of employment at, following, or in connection with a Change of Control or for the other listed reasons. The amounts shown assume that the termination was effective as of the close of business on September 30, 2023, the end of our last fiscal year. No PSU awards were earned or vested as of September 30, 2023. The actual amounts to be paid would be determinable only at the time of the actual termination of employment.

41	Proposal 2	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Bryan H. Sayler

				Termination by
				Employee for	Termination
				Good Reason	by Employee	Termination
	Change in			or by Employer	Without	by Employer
Pay Element	Control	Death	Disability	Without Cause	Good Reason	for Cause
Cash Compensation:
Base salary	$0	$0	$178,750[1]	$1,430,000[2]	$0	$0
Cash incentive	715,000[3]	0	0	2,145,000[4]	0	0
Severance payment	2,860,000[5]	0	0	0	0	0
Total Cash Compensation	$3,575,000	$0	$178,750	$3,575,000	$0	$0
Long-Term Equity Incentive Awards:
PARS, RSUs and PSUs	2,710,828[6]	0	0	349,561[7]	0	0
Total Awards	$2,710,828	$0	$0	$349,561	$0	$0
Total Direct Compensation	$6,285,828	$0	$178,750	$3,924,561	$0	$0
Benefits:[8]
Broad-based benefits	$60,582	$0	$0	$6,738	$0	$0
Pension benefits	0	0	0	0	0	0
Other executive benefits/perquisites	16,000	0	0	23,000	0	0
Total Benefits	$76,582	$0	$0	$29,738	$0	$0
Total Incremental Compensation	$6,362,410	$0	$178,750	$3,954,299	$0	$0

Christopher L. Tucker

				Termination by
				Employee for	Termination
				Good Reason	by Employee	Termination
	Change in			or by Employer	Without Good	by Employer
Pay Element	Control	Death	Disability	Without Cause	Reason	for Cause

Cash Compensation:
Base salary	$0	$0	$142,500[1]	$1,140,000[2]	$0	$0
Cash incentive	373,000[3]	0	0	1,119,000[4]	0	0
Severance payment	1,886,000[5]	0	0	0	0	0
Total Cash Compensation	$2,259,000	$0	$142,500	$2,259,000	$0	$0

Long-Term Equity Incentive Awards:
PARS, RSUs and PSUs	2,197,022[6]	0	0	0	0	0
Total Awards	$2,197,022	$0	$0	$0	$0	$0

Total Direct Compensation	$4,456,022	$0	$142,500	$2,259,000	$0	$0

Benefits:[8]
Broad-based benefits	$78,207	$0	$0	$10,431	$0	$0
Pension benefits	0	0	0	0	0	0
Other executive benefits/perquisites	12,000	0	0	21,000	0	0
Total Benefits	$90,207	$0	$0	$31,431	$0	$0

Total Incremental Compensation	$4,546,229	$0	$142,500	$2,290,431	$0	$0

42	Proposal 2	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

David M. Schatz

				Termination by
				Employee for	Termination
				Good Reason	by Employee	Termination by
	Change in			or by Employer	Without Good	Employer for
Pay Element	Control	Death	Disability	Without Cause	Reason	Cause

Cash Compensation:
Base salary	$0	$0	$98,500[1]	$788,000[2]	$0	$0
Cash incentive	176,000[3]	0	0	528,000[4]	0	0
Severance payment	1,140,000[5]	0	0	0	0	0
Total Cash Compensation	$1,316,000	$0	$98,500	$1,316,000	$0	$0

Long-Term Equity Incentive Awards:
PARS, RSUs and PSUs	1,174,170[6]	0	0	209,716[7]	0	0
Total Awards	$1,174,170	$0	$0	$209,716	$0	$0

Total Direct Compensation	$2,490,170	$0	$98,500	$1,525,716	$0	$0

Benefits:[8]
Broad-based benefits	$81,014	$0	$0	$10,431	$0	$0
Pension benefits	0	0	0	0	0	0
Other executive benefits/	12,000	0	0	21,000	0	0
perquisites	$93,014	$0	$0	$31,431	$0	$0
Total Benefits

Section 280G Reduction[9]	$(149,834)	$0	$0	$0	$0	$0
Total Incremental Compensation After Reduction	$2,433,350	$0	$98,500	$1,557,147	$0	$0

1	Represents three months’ base salary, which we have the discretion to provide to the executive officers in order to cover the waiting period under our group long-term disability insurance policy.

2	As calculated under the terms of the executive officer’s employment agreement. The amount shown represents the annual base salary in effect at September 30, 2023 multiplied by two.

3	As calculated under the terms of the Severance Plan. The amount shown is in lieu of any annual cash incentive for fiscal 2023 which would have otherwise been paid except for the termination.

4	As calculated under the terms of the executive officer’s employment agreement.

5	As calculated under the terms of the Severance Plan.

6	Represents the value of shares that would be distributed upon the occurrence of a change in control and in the event the awards are not assumed by the successor company, based on the average NYSE closing price of our common stock of $105.743 for the ten trading days preceding and including September 29, 2023, the last trading day of our 2023 fiscal year, pursuant to the Severance Plan and the award agreements. These amounts would become payable to the executive officer even if the officer’s employment were not terminated in connection with the change in control. See Payments/Benefits Upon Change in Control – Long-Term Incentive Plan Awards on page 40.

7	The amounts shown represent the value of share awards whose payment has been accelerated and which would vest upon termination in this situation pursuant to the named officer’s employment agreement and based on the NYSE closing price our common stock of $104.44 on September 29, 2023.

8	The amounts shown represent the projected cost to continue benefits in accordance with the executive officer’s employment agreement and the provisions of the Severance Plan. Included in Total Benefits are broad-based benefits (health insurance, life and disability premiums) and financial planning. In the case of “Termination by Employee for Good Reason or by Employer Without Cause,” Total Benefits also include an estimated outplacement fee of $15,000.

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9	Under Internal Revenue Code Section 280G, certain payments made to an executive officer in the event of a Change in Control are subject to a “golden parachute” excise tax under Code section 4999. The Severance Plan provides that if any compensation paid to the executive officer upon a Change in Control causes this excise tax to be imposed, the compensation would be reduced if and to the extent that the reduction would create a more favorable net-after-tax benefit to the executive officer. Based on the calculations prescribed under section 280G as applied to the amounts shown in the table, the executive officer would be subject to this excise tax in the event of a Change in Control, and therefore the officer’s compensation would be reduced by the amount shown.

PAY RATIO DISCLOSURE

CEO Pay Ratio

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations of the SEC, we are providing the following information about the relationship between the total annual compensation of our CEO, Mr. Sayler, and the median total annual compensation of our employees.

As reported in the Summary Compensation Table on page 34, Mr. Sayler’s 2023 total annual compensation was $3,647,641, but because Mr. Sayler was not the CEO for the full fiscal year, we annualized his compensation for purposes of determining the 2023 pay ratio. Mr. Sayler’s annualized compensation was $3,580,641. Mr. Sayler’s annualized compensation as CEO is less than that reported in the Summary Compensation Table because the percentage PCP payout for Corporate was considerably less than for the subsidiary in which Mr. Sayler worked for the first quarter of 2023 and which accounted for 25% of his combined PCP payout. The 2023 median total annual compensation of all of our employees who were employed as of August 1, 2023 (the Determination Date), other than Mr. Sayler, was $70,141, resulting in a pay ratio of 51:1.

Calculation Methodology

As of the Determination Date, our total worldwide employee population consisted of 3,218 employees, excluding the CEO. This included all full-time, part-time and temporary employees as well as employees on leaves of absence. Although the SEC regulations permit companies to exclude a limited number of non-U.S. employees, we did not use this exclusion.

The SEC regulations require the identification of the median compensated employee using a “Consistently Applied Compensation Measure” (CACM). The CACM used consisted of base salary or wages, overtime, target bonus and commissions as of the Determination Date. This compensation was annualized to cover the full 2023 fiscal year, as was the compensation of new hires. For international employees, their compensation was converted to U.S. dollars using the applicable foreign exchange rate as of the Determination Date.

After identifying the median compensated employee, that employee’s total annual compensation was calculated consistent with the methodology used for determining the CEO’s total annual compensation for the Summary Compensation Table.

The pay ratio reported above is our reasonable estimate calculated in a manner consistent with SEC regulations and the methodology described above. However, the SEC rules for identifying the median compensated employee and calculating the pay ratio allow companies to adopt a variety of methodologies, to apply exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices and employee populations. Other companies may calculate their pay ratio using a methodology or estimates and assumptions which differ from those we used. Therefore, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, including those in our peer group.

44	Proposal 2	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

PAY VERSUS PERFORMANCE

Overview

In accordance with the “Pay Versus Performance” rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information about the relationship between compensation actually paid to our executive officers and certain Company financial performance metrics for the fiscal years listed below using a methodology that has been prescribed by the SEC.

							Value of Initial Fixed
							$100 Investment
							Based On:
					Average
					Summary	Average				Adjusted
	Summary	Summary		Compensation	Compensation	Compensation	Total			Earnings
	Compensation	Compensation	Compensation	Actually Paid	Table Total	Actually Paid	Shareholder	Peer		per Share
Fiscal	Table Total for	Table Total for	Actually Paid	to Second	for Non-PEO	to Non-PEO	Return	Group	Company Net	(Adjusted
Year	First PEO[1]	Second PEO[2]	to First PEO[1,4]	PEO[2,4]	NEOs[3]	NEOs[3,4]	(TSR)	TSR[5]	Income	EPS)[6]

2023	$3,647,641	$2,677,153	$4,225,234	$2,306,171	$1,434,053	$1,862,816	$130.97	$164.32	$92,545,000	$3.70
2022	N/A	$5,452,715	N/A	$5,361,519	$1,428,876	$1,405,968	$91.77	$126.99	$82,320,000	$3.21
2021	N/A	$4,161,742	N/A	$3,230,464	$1,039,962	$1,215,051	$95.91	$146.65	$63,496,000	$2.59

1	Bryan H. Sayler has served as the Company’s PEO (Principal Executive Officer) since the second quarter of fiscal 2023.

2	Victor L. Richey served as the Company’s PEO during fiscal 2021, fiscal 2022 and the first quarter of fiscal 2023.

3	The Company’s non-PEO executive officers for fiscal 2022 and 2023 were Christopher L. Tucker, Senior VP & CFO, and David M. Schatz, Senior VP, General Counsel & Secretary. In fiscal 2021, Mr. Tucker succeeded Gary E. Muenster as an executive officer, and Mr. Schatz succeeded Alyson S. Barclay as an executive officer. Accordingly, there were two persons serving as executive officers at all times during these years.

4	The following amounts were deducted from or added to Summary Compensation Table total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid to our principal executive officer (PEO) and the average Compensation Actually Paid to our non-PEO executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards. In calculating the year-end fair values of equity awards, the assumptions made did not differ materially from the assumptions made in calculating the grant date fair values of such awards.

45	Proposal 2	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Adjustments to Determine Compensation Actually Paid to Current CEO (PEO 1)

Current CEO	2021	2022	2023
SCT Total Compensation			$3,647,641
Less Equity Award Values Reported in SCT			($1,492,717)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year			$1,700,271
Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years			$325,125
Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year			$0
Plus Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year			$44,914
Less Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year			$0
Plus Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year			$0
Compensation Actually Paid (CAP)			$4,225,234

Adjustments to Determine Compensation Actually Paid to Former CEO (PEO 2)

Former CEO	2021	2022	2023
SCT Total Compensation	$4,161,742	$5,452,715	$2,677,153
Less Equity Award Values Reported in SCT	($2,462,845)	($2,963,694)	($1,499,967)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$1,714,174	$2,813,301	$0
Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	($182,607)	($159,075)	$338,042
Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$1,786,685
Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$0	$218,272	$1,015,817
Less Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	($2,011,558)
Plus Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0	$0	$0
Compensation Actually Paid (CAP)	$3,230,464	$5,361,519	$ 2,306,171

46	Proposal 2	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Adjustments to Determine Compensation Actually Paid to Non-PEO NEOs

Average Compensation	2021	2022	2023
SCT Total Compensation	$1,039,962	$1,428,876	$1,434,053
Less Equity Award Values Reported in SCT	($257,270)	($543,430)	($576,795)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$179,064	$517,034	$645,518
Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	($23,168)	($15,413)	$332,101
Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0
Plus Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$276,464	$18,900	$27,940
Less Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
Plus Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0	$0	$0
Compensation Actually Paid (CAP)	$1,215,051	$1,405,968	$1,862,816

5	The Peer Group TSR set forth in this table utilizes the S&P SmallCap 600 Industrials Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended September 30, 2023. The comparison assumes $100 was invested for the period starting September 30, 2020 through September 30, 2023 in the Company and in the S&P SmallCap 600 Industrials Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

6	We determined Adjusted EPS to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and the other executive officers in 2023. Fiscal 2023 Adjusted EPS of $3.70 equaled GAAP diluted EPS of $3.58 excluding $0.12 per share of after-tax charges consisting of executive management transition costs, acquisition inventory step-up charges, restructuring charges, and acquisition related costs. See the Compensation Discussion and Analysis section of this Proxy Statement. This performance measure may not have been the most important financial performance measure for fiscal years 2022 and 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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Pay Versus Performance Relationships

CAP vs. Net Income (Loss)

CAP vs. Adjusted EPS

CAP vs. TSR

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Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking 2023 Compensation Actually Paid to our PEO and the non-PEO NEOs to Company performance, due to their use in the PCP and the PSU awards. More information about each of these measures, including why the Company uses these measures and how they are calculated with respect to applicable compensation plans, is included in the Compensation Discussion and Analysis section of this Proxy Statement. The measures in this table are not ranked.

Adjusted EPS
Cash Flow from Operating Activities
EBITDA
Return on Invested Capital (ROIC)
Total Shareholder Return (TSR)

49	Proposal 2	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors recommends a vote FOR this Proposal.

The Audit Committee has appointed Grant Thornton LLP (Grant Thornton), an independent registered public accounting firm, as our independent public accounting firm for the fiscal year ending September 30, 2023.

Although we are not required to submit the appointment of Grant Thornton to a vote of the shareholders, our Board of Directors believes it is appropriate to request that the shareholders ratify the appointment. If the shareholders do not ratify this appointment by a majority of shares voting at the meeting, the Committee will investigate the reasons for the rejection and will reconsider the appointment. A representative of Grant Thornton is expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions from shareholders.

We first retained Grant Thornton in late 2021 to audit our consolidated financial statements for fiscal 2022. Information about the fiscal 2022 audit, the Committee’s policies relating to the approval of audit and permitted non-audit services performed by Grant Thornton, and the fees we paid to Grant Thornton for fiscal 2022, are set forth in the sections below.

Prior to fiscal 2022, our independent public accounting firm was KPMG LLP or its predecessor firms (KPMG), and KPMG audited our consolidated financial statements for fiscal 2021. Information about the change in our independent public accounting firm and the fees we paid to KPMG for fiscal 2021 are set forth below.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

The Audit Committee has adopted pre-approval policies and procedures requiring the Committee to pre approve all audit and permitted non-audit services to be provided by our independent registered public accounting firm. In accordance with this policy, the Committee has pre-approved and has set specific quarterly limitations on fees for the following categories of services: general accounting and SEC consultation, compliance with pertinent legislation, general taxation matters and tax returns. Services which have not received specific pre-approval by the Committee must receive such approval prior to the rendering of the services.

AUDITOR FEES AND SERVICES

We have incurred the following fees to Grant Thornton, our independent registered public accounting firm for fiscal 2023 and fiscal 2022, for services rendered for each of those years, respectively. All of these fees were pre approved by the Audit Committee.

Fee Category	2023	2022
Audit Fees[1]	$1,400,000	$1,190,000
Audit-Related Fees[2]	0	0
Tax Fees[3]	0	0
All Other Fees[4]	$119,899	$73,089
Total	$1,519,899	$1,263,089

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1	Audit Fees primarily represent amounts paid for the audit of our Consolidated Financial Statements included in our Annual Report to Shareholders, reviews of the quarterly financial statements included in our SEC Forms 10-Q, the performance of statutory audits for certain of our foreign subsidiaries, and services that are normally provided in connection with statutory and regulatory filings for those fiscal years, including expressing an opinion on our internal control over financial reporting.

2	Audit-Related Fees represent amounts paid for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and which are not included in Audit Fees above.

3	Tax Fees represent amounts paid for tax compliance, tax advice and tax planning services.

4	All Other Fees includes amounts paid for out-of-pocket expenses in connection with the audit.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

In November 2021, the Audit Committee appointed Grant Thornton as our independent public accounting firm for the fiscal year ending September 30, 2022, replacing KPMG, which audited our consolidated financial statements for fiscal 2021.

On November 18, 2021, we notified KPMG that it was being dismissed as our independent registered public accounting firm, effective upon completion of KPMG’s audit of our fiscal 2021 financial statements and the effectiveness of our internal controls over financial reporting as of September 30, 2021. KPMG’s audit was completed on November 29, 2021. The decision to dismiss KPMG and retain Grant Thornton was at the direction of and approved by the Audit Committee after a competitive proposal process.

KPMG’s reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended September 30, 2021 and 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, however, KPMG’s report as of and for the fiscal year ended September 30, 2020 dated November 30, 2020, contained the below separate paragraph:

“As discussed in Note 1 of the consolidated financial statements, the Company has changed its method of accounting for leases as of October 1, 2019 due to the adoption of ASU No. 2016-062, Leases (ASC Topic 842) and method of accounting for revenue contracts with customers as of October 1, 2018 due to the adoption of ASU No. 2014-09, Revenue with Contracts with Customers (ASC Topic 606).”

KPMG’s reports on the effectiveness of internal control over financial reporting of the Company and its subsidiaries as of September 30, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report as of and for the fiscal year ended September 30, 2021 dated November 29, 2021, indicates that:

●	The Company did not maintain effective internal control over financial reporting as of September 30, 2021 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that a material weakness related to an ineffective risk assessment process resulted in the ineffective design of certain controls over revenue recognition, and the accumulation of inventory costs and the determination of inventory carrying values at a reporting unit has been identified and included in management’s assessment.

●	The Company acquired I.S.A.–Altanova Group (Altanova) on July 29, 2021, and the assets of Phenix Technologies (Phenix) on August 9, 2021, and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of September 30, 2021, Altanova’s and Phenix’s internal control over financial reporting associated with total assets representing 12.2 percent of consolidated assets, and total sales representing 0.6 percent of consolidated net sales, included in the consolidated financial statements of ESCO Technologies Inc. and subsidiaries as of and for the year ended September 30, 2021. KPMG’s audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of Altanova and Phenix.

During the Company’s fiscal years ended September 30, 2020 and 2021 and the subsequent interim period through November 29, 2021, there were (i) no disagreements between the Company and KPMG within the meaning of Item 304(a) (1)(iv) of Regulation S-K and the related instructions on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K with the exception of the material weakness described above.

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During the Company’s fiscal years ended September 30, 2020 and 2021 and the subsequent interim period through November 29, 2021, neither the Company nor anyone acting on its behalf consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, and no written report or oral advice was provided by Grant Thornton to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee oversees and monitors the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including a discussion of the quality and the acceptability of the Company’s financial reporting practices and the internal controls over financial reporting.

The Committee reviewed with Grant Thornton LLP, the independent registered public accounting firm which is responsible for expressing opinions on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America and on the Company’s internal control over financial reporting, its judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America. In addition, the Committee discussed with Grant Thornton its independence from management and the Company, including the impact of any non-audit-related services provided to the Company, the matters in that firm’s written disclosures and the letter from Grant Thornton to the Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC regarding the independent accountants’ communications with the Audit Committee concerning independence, and the other matters required by the PCAOB’s Auditing Standards.

Further, the Committee discussed with both Grant Thornton and RubinBrown LLP, the Company’s internal audit firm, the overall scope and plans for their respective fiscal 2023 audits. The Committee meets periodically with representatives of Grant Thornton and RubinBrown, with and without management present, to discuss the results of their respective examinations, their respective evaluations of the Company’s internal controls (including internal controls over financial reporting), and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 filed with the Securities and Exchange Commission.

The Committee also appointed Grant Thornton as the Company’s independent registered public accounting firm for fiscal 2024.

The Audit and Finance Committee

●     Patrick M. Dewar, Chair

●     Janice L. Hess

●     Vinod M. Khilnani

●     James M. Stolze

52	Proposal 3	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Other Information

SECURITIES OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the number of shares beneficially owned by our directors and executive officers as of December 1, 2023, the record date for the Meeting. For purposes of this table and the following table, the “beneficial ownership” of shares means the power, either alone or shared with one or more other persons, to vote or direct the voting of the shares, and/or to dispose of or direct the disposition of the shares, and includes any shares with respect to which the named person had the right to acquire beneficial ownership within the next 60 days. Unless otherwise noted, each person had the sole voting and dispositive power over the shares listed.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares[1]
Patrick M. Dewar	18,369[2]	[3]
Janice L. Hess	4,939[2]	[3]
Vinod M. Khilnani	25,946[2]	[3]
Leon J. Olivier	35,523[2]	[3]
Robert J. Phillippy	27,445[2]	[3]
Bryan H. Sayler	14,769[4]	[3]
David M. Schatz	18,183[4]	[3]
James M. Stolze	45,444[2]	[3]
Christopher L. Tucker	4,089[4]	[3]
Gloria L. Valdez	9,729[2]	[3]
All directors and executive officers as a group (10 persons)	204,436	0.8%

1	Based on 25,805,172 shares outstanding as of December 1, 2023, the record date for the Meeting.

2	Includes approximately 18,369, 4,939, 1,809, 34,623, 20,773, 20,908,and 9,729 common stock equivalents credited to the deferred compensation accounts of Mr. Dewar, Ms. Hess, Mr. Khilnani, Mr. Olivier, Mr. Phillippy, Mr. Stolze and Ms. Valdez, respectively, under the Compensation Plan for Non Employee Directors. See Director Compensation beginning on page 17. Stock equivalents have been rounded to the nearest whole share.

3	Less than 0.2%.

4	Includes shares held in our Employee Stock Purchase Plan. Does not include 19,503, 16,527 and 6,989 unvested RSU award units held by Mr. Sayler, Mr. Schatz and Mr. Tucker, respectively, and a currently indeterminate number of shares issuable upon vesting of PSUs held by the executive officers, as described under Long-Term Equity Incentive Compensation on page 29.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to each person known by us as of the dates set forth in the footnotes below to be deemed, pursuant to applicable SEC regulations, to beneficially own more than five percent of our outstanding shares. For this purpose, beneficial ownership of shares is determined in accordance with SEC Rule 13d-3 and includes sole or shared voting and/or dispositive power with respect to such shares.

53	Other Information	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares[1]
BlackRock, Inc	3,890,460[2]	15.1%
50 Hudson Yards, New York, NY 10001
Vanguard Group, Inc.	2,880,173[3]	11.2%
PO Box 2600, V26, Valley Forge, PA 19482
T. Rowe Price Investment Management, Inc.	1,820,869[4]	7.1%
100 East Pratt Street, Baltimore, MD 21202
Dimensional Fund Advisors, LP	1,376,118[5]	5.3%
6300 Bee Cave Road, Building One, Austin, TX 78746

1	Based on 25,805,172 shares outstanding as of December 1, 2023, the record date for the Meeting.

2	Based on information contained in a Form 13F filed with the SEC on November 13, 2023 by BlackRock Inc., which reported that as of September 30, 2023 it and its affiliated investment management companies had sole dispositive power over 3,890,124 of these shares and sole voting power over 3,837,142 of these shares. Although BlackRock Inc. states that it is the parent holding company of certain institutional investment managers and that it does not itself exercise and therefore disclaims investment discretion over any securities positions over which its investment operating subsidiaries exercise such discretion, for purposes of this Proxy Statement it is deemed to be a beneficial owner of these shares.

3	Based on information contained in a Form 13F filed with the SEC on November 14, 2023 by Vanguard Group, Inc., which reported that as of September 30, 2023 it and its affiliated investment management companies had sole dispositive power over 2,821,594 of these shares, shared dispositive power over 58,579 of these shares, and shared voting power over 34,472 of these shares. For purposes of this Proxy Statement it is deemed to be a beneficial owner of these shares.

4	Based on information contained in a Form 13F filed with the SEC on November 14, 2023 by T. Rowe Price Investment Management, Inc., which reported that as of September 30, 2023 it had sole dispositive power over these shares and sole voting power over 784,589 of these shares. TRP has previously advised the Company that its reported shares are owned by various individual and institutional investors for which TRP serves as investment adviser with power to direct investments and/or power to vote the shares and has expressly disclaimed that it is in fact the beneficial owner of any of these shares, but has acknowledged that for the purposes of this Proxy Statement it is deemed to be a beneficial owner of these shares.

5	Based on information contained in a Form 13F filed with the SEC on November 9, 2023 by Dimensional Fund Advisors, LP, which reported that as of September 30, 2023 it and its affiliated investment management companies had sole dispositive power over 1,321,003 of these shares, shared dispositive power over 55,115 of these shares, sole voting power over 1,295,963 of these shares, and shared voting power over 53,949 of these shares. Although Dimensional Fund Advisors has previously notified the Company that it expressly disclaims beneficial ownership of any of these shares, for purposes of this Proxy Statement it is deemed to be a beneficial owner of these shares.

SHAREHOLDER PROPOSALS

SEC Rule 14a-19 provides, among other things, that a shareholder desiring to solicit proxies in support of one or more director nominees not nominated by the Company must provide notice of such intent containing the information required by the Rule and postmarked or transmitted electronically to the Company at its principal executive office no later than 60 calendar days prior to the anniversary of the previous year’s Annual Meeting; for the Company’s 2025 Annual Meeting this deadline will be December 9, 2024.

The Company’s Articles of Incorporation require that in order for a shareholder of the Company to formally nominate an individual for election as a director or propose other business at an annual meeting of shareholders, written notice of the nomination or proposal must be given to the Company not less than 60 nor more than 90 days before the meeting; provided that if the Company gives less than 50 days’ notice or prior public disclosure of the date of the meeting, then the shareholder must give such notice not later than ten days after notice of the meeting is mailed or other public disclosure of the meeting is made, whichever occurs first. We intend to give public notice of the date of our 2025 Annual Meeting in connection with the release of our financial results for fiscal 2024, which we expect will occur in mid-November of 2024.

54	Other Information	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

The required advance notice must include certain additional information regarding both the proponent and any prospective nominee useful to the Company in evaluating and responding to the nomination or proposal, and as to proposals other than nominations, a full description of the proposal, including its text, and a description of any agreements or arrangements between the proponent and any other person in connection with the proposal, all as specified in detail in the Company’s Articles of Incorporation and Bylaws. Any prospective director nominees must also complete a questionnaire regarding the background and qualifications of the proposed nominee and any person or entity on whose behalf the nomination is being made, and must represent in writing that the proposed nominee is not, and will not become, a party to any undisclosed voting commitments or compensation arrangements with respect to service as a director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and stock trading policies and guidelines of the Company.

The Board may reject any nominations or proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with the provisions of applicable law. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.

The above requirements are in addition to, and are separate from, the requirements of SEC Rule 14a-8 relating to the rights of shareholders to request inclusion of proposals in, or of the Company to omit proposals from, the Company’s proxy statement. However, solely with respect to a proposal, other than the nomination of directors, that a shareholder proposes to bring before an annual meeting of shareholders, the notice requirements set forth in the Company’s Articles of Incorporation and Bylaws will be deemed satisfied by the shareholder if the shareholder has submitted the proposal to the Company in compliance with Rule 14a-8 and the proposal has been included in the Company’s proxy statement for the meeting.

Proposals of shareholders intended to be presented at the 2025 Annual Meeting must be received by the Company not later than August 21, 2024 (120 calendar days before the anniversary of the first mailing of these proxy materials), if the proponent wishes to have them included in the Company’s proxy statement and form of proxy relating to that meeting pursuant to SEC Rule 14a-8. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and form of proxy in accordance with SEC regulations governing the solicitation of proxies.

In each case, the notice required to be given to the Company must be directed to the Secretary of the Company, whose address is 9900A Clayton Road, St. Louis, MO 63124-1186. Any shareholder desiring a copy of the Company’s Articles of Incorporation or Bylaws will be furnished one without charge upon written request to the Secretary.

Shareholders may also recommend director candidates to the Governance Committee for consideration as described under Governance Committee on page 14.

FORWARD-LOOKING STATEMENTS

Statements contained in this Proxy Statement regarding future events that reflect or are based on current expectations, estimates, forecasts, projections or assumptions about the Company’s management, performance and intentions are considered “forward-looking statements” within the meaning of the safe harbor provisions of the Federal securities laws. These may include, but are not necessarily limited to, statements about proposed or potential future actions, compensation or benefits under the Company’s compensation plans, incentive plans, employee benefit plans or awards, employment, compensation or severance agreements, proposed or anticipated Board or management actions, policies and programs, future meeting or information release dates, and any other statements contained herein which are not strictly historical. Words such as expects, anticipates, targets, goals, projects, intends, plans, believes, variations of such words, and similar expressions are intended to identify such forward-looking statements. Investors are cautioned that such statements are only predictions and speak only as of the date of this Proxy Statement, and the Company undertakes no duty to update them except as may be required by applicable laws or regulations. The Company’s actual results and actions in the future may differ materially from those described in the forward-looking statements due to risks and uncertainties that exist in the Company’s operations and business environment, including but not limited to those described in Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

55	Other Information	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Appendix A

PARTICIPANTS IN THE 2022 MERCER BENCHMARK DATABASE/TOTAL REMUNERATION SURVEY — EXECUTIVE

(See Compensation Consultant and Benchmarking on page 24)

24 Hour Fitness

3M Company

7-Eleven, Inc.

777 Partners LLC

A. O. Smith Corporation

AAA Auto Club Group

AAA Northern California, Nevada and Utah

ABB

Abbott Laboratories

Abbott Laboratories - Nutrition

AbbVie, Inc.

Abt Associates

Accenture, Inc.

ACCO Engineered Systems

AccorHotels NA

ACH Food Companies, Inc.

ACTEGA North America

Acumed

Acushnet Holdings Corporation

Adidas America, Inc.

ADT, LLC

Adtalem Global Education, Inc.

Advance Auto Parts, Inc.

Advanced Airfoil Components LLC

AdvanSix, Inc.

Adventist Health

ADVICS North America, Inc.

Advisor Group, Inc.

Aecon Construction Group

Aero Snow Holdings

AeroData

Aerojet Rocketdyne Holdings, Inc.

Aflac, Inc.

AFP

AGC Biologics

Agero, Inc.

AgFirst Farm Credit Bank

Agilent Technologies, Inc.

AGP GLASS USA

Agropur, Inc.

AgustaWestland Philadelphia Corporation

Ahold Delhaize - Ahold Delhaize USA, LLC

Ahold Delhaize - Delhaize America Supply Chain Services

Ahold Delhaize - Food Lion, LLC

Ahold Delhaize - Giant of Maryland, LLC

Ahold Delhaize - Hannaford Bros. Co., LLC

Ahold Delhaize - Peapod Digital Labs, LLC

Ahold Delhaize - Retail Business Services, LLC

Ahold Delhaize - Stop & Shop Supermarket Company, LLC

Ahold Delhaize - The GIANT Company, LLC

AIPSO

Air Methods Corporation

AIT Worldwide Logistics Inc.

Akima, LLC

Akzo Nobel Coatings Inc.

Akzo Nobel Services Inc.

Al Fakher Distribution USA, Inc.

Alabama Farmers Cooperative

Alaska Airlines, Inc.

Alcon

Aldo (US)

AlEn USA, LLC

Alex Lee, Inc.

Alex Lee, Inc. - Merchants Distributors, LLC

Alfasigma USA, Inc.

Allegis Group

Alliance Data Systems Corporation

AllianceRx Walgreens Prime

Alliant Energy Corporation

Allianz Global Corporate & Specialty

Allied Solutions LLC

Allina Health System

Allina Health System - Mercy Hospital

Allina Health System - St. Francis Regional Medical Center

Allina Health System - United Hospital

Allison Transmission Holdings, Inc.

Allnex USA, Inc.

AlloSource

Allot Ltd

Ally Financial, Inc.

Alnylam Pharmaceuticals, Inc.

Alorica

Alstom Signaling, Inc.

Alstom Transportation Holding

Alstom Transportation, Inc.

Alterra Mountain Company

Alticor - Amway

Altra Industrial Motion Corp.

Altria Group, Inc.

Altus Group US Inc.

Alyeska Pipeline Service Company

Am-Pat, Inc. (Boot Barn)

Amazon.com, Inc.

AMBU

Amcor Flexibles North America

Amedisys, Inc.

Amentum - Nuclear Waste Partnership

American Academy of Family Physicians

American Airlines Group, Inc.

American Axle & Manufacturing

American Bureau of Shipping

American Century Investments

American Chemical Society

American Enterprise Group, Inc.

American Family Insurance

American Financial Group, Inc.

American Financial Group, Inc. - ABA Insurance Services

American Financial Group, Inc. - Great American Insurance Group

American Financial Group, Inc. - Mid-Continent Casualty Company

American Financial Group, Inc. - National Interstate

American Financial Group, Inc. - Republic Indemnity

American Financial Group, Inc. - Summit Holdings Southeast, Inc.

American Financial Group, Inc. - Vanliner

American International Group, Inc.

American Medical Association

American National Insurance

American Regent, Inc.

American Transmission Company

Americas Building Products

Americas Materials (AMAT)

Ameridrives

AmeriHealth Caritas Family of Companies

Ameriprise Financial, Inc.

AmerisourceBergen Corporation

Amerisure Mutual Insurance Company

Ameritas Life Insurance Corp.

Amgen

Amica Mutual Insurance Company

Amneal Pharmaceuticals, Inc.

AMPAC Fine Chemicals, LLC

Amplifon

Amplity, Inc.

Amrock, Inc.

Amy’s Kitchen

Anchor Glass Container Corporation

Andersen Corporation

Andersen Corporation - Andersen Windows, Inc.

AngloGold Ashanti North America Inc.

Ann & Robert H. Lurie Children’s Hospital of Chicago

Ansell Healthcare Products, LLC

56	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Anthem, Inc.

Anuvu Operations

Apartment Income REIT

Apergy USA, Inc.

Apergy USA, Inc. (Digital Corp.)

Apex Tool Group

APM Terminals

Apotex Corp.

Appareo Systems LLC

AppHarvest, Inc.

Apple Bank for Savings

Apple Leisure Group

Aquity Solutions

ARAMARK Corporation

Aramsco, Inc.

ARB Midstream

Arc International US

Arc’teryx Equipment

ArcBest

Arch Capital Services, Inc.

Arch Insurance Group, Inc.

Arch Reinsurance Company

Arch Resources, Inc.

Arch US Mortgage Services, Inc.

Archrock, Inc.

Arctic Slope Regional Corporation - ASRC Federal Holding Company

Arctic Wolf Networks Inc.

Arete Associates

Argo Group US

Argonne National Laboratory

ARGOS USA LLC

Ariston

Arizona State University

Arkansas Children’s

Arkansas Children’s Hospital

Arlington County Government

Armanino LLP

Armstrong Group

Arrive Logistics

Arrow Electronics, Inc.

Arrowhead Engineered Products

Artera Services

Arthrex, Inc.

Arthur J. Gallagher & Co.

Artic Cool Chillers Limited

Artivion, Inc.

Ascensia

Ascension - Borgess - MI

Ascension - Columbia/St Mary’s - WI

Ascension - Genesys - MI

Ascension - IN

Ascension - MI

Ascension - Our Lady of Lourdes Memorial Hospital

Ascension - Providence - Rochester - MI

Ascension - Providence Hospital - Mobile

Ascension - Sacred Heart Health System - FL

Ascension - Seton Family of Hospitals

Ascension - St John Hospital - MI

Ascension - St Thomas Health - TN

Ascension - St. Agnes

Healthcare, Inc. - MD

Ascension - St. Johns - OK

Ascension - St. Mary’s - MI

Ascension - St. Vincent’s Health System - AL

Ascension - St. Vincent’s Health System - FL

Ascension - Wheaton Franciscan Healthcare

Ascension Health

Ascension Macomb - Oakland Hospital, Warren Campus

Ascent Brands

Ascent Resources Management Services, LLC

ASCO Sandusky

ASICS America Corporation

Aspen Technology Inc.

Aspire Bakeries, LLC

ASSA ABLOY Sales and Marketing Group, Inc.

ASSA ABLOY, Inc.

Associated Bank, N.A.

Association of International Certified Professional Accountants

Assurant, Inc.

Assured Partners

Astellas Pharma US, Inc.

Astex Pharmaceuticals, Inc.

AstraZeneca US

Asurion

AT&T

ATI Physical Therapy

Atlantic Aviation FBO Holdings

Atlas Air, Inc.

Atlas Sand Company, LLC

Atmos Energy Corporation

Atos It Solutions And Services

Atrium Health Navicent

Atrius Health, Inc.

Audubon Metals, LLC

Aultman Health Foundation - Ohio

Auriga Polymers (Nov 2010)

Autogrill - HMSHost

Autoliv North America, Inc.

Automated Control Concepts

Automatic Data Processing, Inc.

Automobile Club of Southern California

AvalonBay Communities, Inc.

Avangrid, Inc.

Avanir Pharmaceuticals

Avanos Medical, Inc.

Avantax Wealth Management, Inc.

Avantor, Inc.

Avenue Living

AVEO Oncology

Aveva Drug Delivery Systems

Avgol America, Inc.

AvidXchange, Inc.

Avient - Distribution

Avient - Global Color, Additives and Inks

Avient - Global Specialty Engineered Materials

Avient Corporation

Avon Research & Development

Axalta Coating Systems, LLC

Axiom Global, Inc.

Axionlog USA

Axis Communications, Inc.

B. Braun Medical

B&H Foto & Electronics Corp.

Babson College

Babylon Partners Ltd

Bacardi

Bacardi US Operations

BAE Systems, Inc.

BAE Systems, Inc. - Electronic Systems

BAE Systems, Inc. - Intelligence & Security

BAE Systems, Inc. - Platforms & Services

Baker Hughes Company

Ball Corporation

Ball Corporation - Ball Aerospace & Technologies Corp.

Ball Corporation - Beverage Packaging North and Central America Segment

Banner Health

Baptist Health South Florida

Bar-S Foods

Barrick Gold of North America

Barry Callebaut USA, LLC

BASF Corporation

Bass Pro Shops

Basware, Inc.

Bath & Body Works, Inc.

Battelle Memorial Institute

Baxter International

BAYADA Home Health Care, Inc.

Bayer AG - Bayer Corporation

Bayer AG - Consumer Health Division

Bayer AG - CropScience

Bayer AG - North American Pharmaceutical Division

Baylor College of Medicine

Baylor Scott & White Health - Dallas, Texas

Baystar-Bayport Polymers, LLC

BBD Mass Transit Corp.

BCS Automotive Interface Solutions US, LLC

Beam Suntory

Beaumont Health System

Beaumont Hospital - Dearborn

Beaumont Hospital - Farmington Hills

Beaumont Hospital - Grosse Pointe

Beaumont Hospital - Royal Oak

Beaumont Hospital - Taylor

Beaumont Hospital - Trenton

Beaumont Hospital - Troy

Beaumont Hospital - Wayne

Beaumont Medical Group

Beaute Prestige International (Miami)

Beauty Systems Group (BSG)

Bechtel Global Corporation

Bechtel Plant Machinery, Inc.

Beckman Coulter - Diagnostics

Beckman Coulter - Life Sciences

Beiersdorf, Inc.

Bel Brands USA, Inc.

Belden, Inc.

Belk, Inc.

Belmond

BentallGreenOak (U.S.) Limited Partnership

Berkadia

Berkshire Associates

57	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Berry Appleman & Leiden LLP

Berwind United States

Best Buy Company, Inc.

BevMo!

BeyondTrust Corporation

BGIS Global Integrated Solutions US LLC

BHP Billiton

Big Lots

BigBear.ai Holdings, Inc.

Bill & Melinda Gates Foundation

Bimbo Bakeries USA

BioBridge Global

Biogen, Inc.

BioMarin Pharmaceutical, Inc.

bioMerieux Inc.

Bird Rides

Birla Carbon USA

Bishop Spencer Place-Saint Luke’s Health System

BJ’s Wholesale Club, Inc.

BJC HealthCare

BJC HealthCare - St. Louis Children’s Hospital

Black & Veatch Corporation

Black & Veatch Corporation - B&V Special Projects Corp.

Black & Veatch Corporation - Black & Veatch Construction, Inc.

Black Stone Minerals Company, L.P.

Blackberry Limited

Blackboard, Inc.

Blattner Company

Blucora, Inc.

Blue Apron

Blue Cross and Blue Shield of Florida, Inc.

Blue Cross and Blue Shield of Louisiana

Blue Cross and Blue Shield of Massachusetts, Inc.

Blue Cross and Blue Shield of Michigan

Blue Cross Blue Shield of Kansas City

Blue Cross of Idaho Health Service, Inc.

Blue Racer Midstream, LLC

Blue Shield of California

BlueCross BlueShield of North Carolina

BlueFin Services

BlueLinx Corporation

Bluepeak

BMW Financial Services NA, LLC

BMW of North America, LLC

Board of Governors of the Federal Reserve System

Boardwalk Pipeline Partners, LP

Bobst North America, Inc.

Boehringer Ingelheim Animal Health USA, Inc.

Boehringer Ingelheim Pharmaceuticals, Inc.

Boeing Employees Credit Union (BECU)

Boise Cascade Company

BOK Financial

Bombardier Transit Corp.

Bon Secours Mercy Health

Bonduelle USA, Inc.

Booking Holdings

Booking.com

Booz Allen Hamilton

Bose Corporation

Boston College

Boston Scientific Corporation

Boston University

Bounteous

Boy Scouts of America

Brake Supply, LLC

Brandeis University

Braswell Family Farms

Breakthru Beverage Illinois

Breville

Bridgestone Americas

Bridgestone APM Company

Briggs & Stratton Corporation

Bright Health Group

Bright Horizons Family Solutions, Inc.

Brighthouse Financial

BrightSpring Health Services

Bristol-Myers Squibb Company

Bristow Group, Inc.

British American Tobacco

Broad Institute of MIT and Harvard

Brookfield Properties Retail Group, Inc.

Brookfield Residential Properties, Inc.

Brooks Sports

Brookshire Grocery Company

Brotherhood Mutual Insurance Company

Broward County Government

Broward Health

Brown & Toland Physicians

Brown and Caldwell

Brown Forman

BSH Home Appliances Corporation (Executive)

BSN Medical, Inc.

BT Holdings USA Inc.

Buckeye Partners, L.P.

Bulletproof 360

Burlington Stores, Inc.

Burns & McDonnell

BWX Technologies, Inc.

BYK USA

BYK-Gardner USA

C&S Wholesale Grocers, Inc.

C110 - Quaker US - Corporate Admin

Cable One, Inc.

CACI International

CAE, Inc.

Caerus Operating, LLC

California Casualty Management Company

California Dental Association

California Earthquake Authority

California Hospital Association

California Resources Corporation

Callaway Golf Company

CALMAC Corporation

Calpine Corporation

Cambia Health Solutions

Cambridge Investment Research, Inc.

Campari America

Campbell Meals and Beverages

Campbell Soup Company

Campbell Soup Company - Global Biscuits & Snacks

Canature WaterGroup

Canon Virginia, Inc.

Canoo, Inc.

Canvas Credit Union

Capital One Financial Corp.

CapitaLand International USA

Cardinal Health, Inc.

Cardiovascular Systems, Inc.

CareFirst BlueCross BlueShield

Cargill

Carhartt, Inc.

Carilion Clinic

Carlisle Companies, Inc.

CarMax

Carmeuse Americas

Carnegie Mellon University

Carnival Cruise Lines

Carrier

Cascade Corporation

Catalyst Pharmaceuticals, Inc.

Caterpillar, Inc.

CBRE Group, Inc.

CDM Smith, Inc.

CECO Environmental

Cedars-Sinai Medical Center

Cello Health Inc.

Celulosa Arauco North America

CEMEX, Inc. US

CenterPoint Energy, Inc.

Central California Alliance for Health

Central Garden & Pet Co.

Central Ohio Primary Care Physicians, Inc.

Centro, Inc.

Centrus Energy Corp.

Centuri Group Inc.

Cepheid

Cerner

CertiK

CEVA Animal Health

CF Industries Holdings, Inc.

CFI Resorts Management

CGG Services (US), Inc.

CGI Technologies and Solutions, Inc.

CH Robinson United States

CH2M Hill BWXT West Valley, LLC

Champion Petfoods USA, Inc.

ChampionX

ChampionX USA, Inc.

Charles River Laboratories International, Inc.

Charter Automotive

Charter Dura-Bar

Charter Manufacturing Company

Charter Steel

Charter Wire

CHC Helicopter Support Services (US) Inc.

Chelan County Public Utility District

ChemTreat

ChenMed, LLC

Chervon North America, Inc.

Chesapeake Energy Corporation

Chesapeake Utilities Corporation Chewy, Inc.

58	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Chicago Cubs Baseball Club, LLC

Chicago Public School System

Chief Executives for Corporate Purpose

Children’s Hospital of Orange County (CHOC)

Children’s Hospital of Wisconsin

Children’s Mercy Kansas City

Chipotle Mexican Grill

Chobani Global Holdings, LLC

Choctaw Nation of Oklahoma

Choice Hotels International, Inc.

Chow Tai Fook Jewellery Company UNITED STATES

Chr. Hansen, Inc.

Christie’s Inc.

CHS, Inc.

Chubb US

Church & Dwight Co., Inc.

Church & Dwight Co., Inc. - Specialty Chemicals Division

CIGNA Corporation

Ciklum Inc.

Cincinnati Children’s Hospital Medical Center

Cincinnati Financial Corp.

Cipla USA, Inc.

Circle K Stores

Cirque du Soleil, Lake Buena Vista

Citation Oil & Gas Corp.

CITGO Petroleum Corporation

Citigroup, Inc.

Citizens Property Insurance Corporation

City Facilities Management (US)

City National Bank of Florida

City of Detroit

City of Dublin

City of Greensboro

City of Hope

City of San Antonio

City Storage Systems

Civica Rx

CivicPlus, LLC

CKE Restaurants Holdings, Inc.

Clare Holdings LLC

Clarios, LLC

Clayton Homes

Clean Harbors, Inc.

Clearwater Paper Corporation

Cleco Corporate Holdings, LLC

Clemson University

Cleveland Clinic

Clif Bar & Company

Cloud Packaging Solutions, LLC

CLOUGH

CMA CGM (America) LLC

CMC Materials

CNA Financial Corporation

CNH America, LLC

CNO Financial Group, Inc.

CNOOC Petroleum U.S.A., Inc.

CNSI

Coaction Specialty Insurance

Coats North America

Coca Cola Southwest Beverages

Coca-Cola Bottlers’ Sales & Services Company LLC

Cochlear Americas

Coeur Mining, Inc.

Cognite AS

Cognosante, LLC

Coinstar LLC

Colas, Inc.

Colgate-Palmolive Company

College of American Pathologists

Collin County

Colonial Group Inc.

Colonial Pipeline Company

Coloplast Corporation

Colorado Public Employees Retirement Association

Columbia University

Columbus McKinnon Corporation

Columbus Regional Airport Authority

Comcast Cable Communications, LLC

Comerica, Inc.

CommentSold, LLC

Commercial Metals Company

Commonwealth Care Alliance (CCA)

Community Health Choice, Inc.

Community Health Network (CHN)

Commvault

Compass Group North America

Compass Minerals International, Inc.

Compassus Hospice

Compeer Financial

Conagra Brands

Consilio Inc.

Consolidated Nuclear Security Y-12 & Pantex

Constellation Brands, Inc.

Consumers Credit Union

Consumers Credit Union (www. myconsumers.org)

Consumers Energy

Continental Automotive Systems, Inc.

Continental Properties Company, Inc.

Control Components Inc.

Convatec, Inc.

Cook Children’s Health Care System

Cook Medical, Inc.

Coolsys

Cooper’s Hawk Winery & Restaurants

CoorsTek, Inc.

Corbin Russwin

Core and Main

CoreBiome, Inc.

Corix - Corix Infrastructure Services US

Cornell University

Cornerstone Building Brands

Corning

Costa Farms, LLC

Coty, Inc.

COUNTRY Financial

CountryMark Cooperative Holding Corp.

Covance, Inc.

Covestro, LLC

Covetrus

COWI Consulting Inc.

COWI NA Inc.

Cox Enterprises - Cox Automotive, Inc.

Cox Enterprises - Cox Communications

Cox Enterprises, Inc.

CPI Card Group, Inc.

CPS Energy

Cracker Barrel Old Country Store, Inc.

Crawford & Company

Creative Artists Agency, LLC

Credit Acceptance Corporation

Credit Central Loans and Taxes

Crestron Electronics

CRH Americas

Crimson Wine Group, Ltd.

CROPP Cooperative

Crowe, LLP

Crowley Maritime Corporation

Crown Bioscience

Crown Castle International Corporation

Cryogenic Industries

Crystal Mountain, Inc.

CSA Group International

CSAA Insurance Group

CSL Americas

CSL Behring

CSL Seqirus

CSX Transportation, Inc.

CTB, Inc.

Cullen/Frost Bankers, Inc.

Cummins, Inc.

CUNA Mutual Group

CURiO Brands

Curriculum Associates

Curtiss-Wright Corporation

Cushman & Wakefield

CVR Energy, Inc.

CVS Health Corporation

Cyclerion Therapeutics, Inc.

Cygnus Home Delivery

Cystic Fibrosis Foundation

Cytel, Inc.

Cytiva

D.A. Davidson Companies

D.R. Horton

Daiichi Sankyo, Inc.

Daimler Truck Financial Services USA

Dairy Farmers of America, Inc.

DAK Americas Alpek

Dakota Minnesota & Eastern Railroad Corporation

Dallas Central Appraisal District

Danaher Corporate

Danfoss Power Solutions (US) Company

Danfoss Power Solutions II, LLC

Danfoss Silicon Power US

Danfoss, LLC

Danone North America

Danos & Curole Marine Contractors, LLC

Daramic, LLC - Division of Polypore

Darden Restaurants, Inc.

Darling Ingredients, Inc.

Dart Container Corporation

DataCore Software Corporation

Datavant, Inc.

David’s Bridal

59	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

DaVita, Inc.

Dawn Food Products, Inc.

Day & Zimmermann Engineering, Construction and Maintenance

Day & Zimmermann Group, Inc.

Day & Zimmermann Munitions and Defense

Day & Zimmermann SOC

Day 1 Academies

DCP Midstream, LP

Deacero USA, Inc.

Deckers Outdoor Corporation

Deere & Company

Del Monte Foods, Inc.

DeLaval, Inc.

Delaware Supermarkets

Delegat USA, Inc.

Deloitte, LLP

Delta Air Lines, Inc.

Delta Air Lines, Inc. - Monroe Energy, LLC

Delta Dental Insurance Company

Delta Dental of California

Delta Dental Of New York

Delta Dental Of Pennsylvania

Deluxe Corporation

Denbury, Inc.

Denny’s Corporation

Dentaquest Ventures, LLC

Denver Health

Denver Public Schools

Deoleo US

DePaul University

Desert Financial Credit Union

Designer Brands, Inc.

Deutsche Lufthansa US

Devon Energy Corporation

Dexerials America Corporation

DexKo Global

DHL eCommerce United States (Corporate)

DHL Executives United States (Corporate)

DHL Express United States (Corporate)

DHL Global Business Services United States (Corporate)

DHL Supply Chain United States

DHL Supply Chain United States (Corporate)

Diality

Diamond Offshore Drilling, Inc.

Diamondback Energy

DICK’S Sporting Goods

Diebold Nixdorf, Inc.

Direct Supply, Inc.

DirecTV Group Holdings LLC

Discover Financial Services

DISH Network Corp.

DJO Global, Inc.

DNV Energy Insights USA, Inc.

Dole Food Company, Inc.

Dollar General Corporation

Dominion Energy South Carolina

Dominion Energy, Inc.

Dominium

Domino’s Pizza, Inc.

Donaldson Company

Doosan Bobcat, Inc.

Dorsey & Whitney, LLP

Doskocil Manufacturing Company, Inc.

Dover Corporation

DOW Chemicals

Dow Jones

DPM, LLC

Dr. Reddy’s Laboratories, Inc.

Draeger Medical Systems, Inc.

Draeger, Inc.

Dresser-Rand Group, Inc.

Dril-Quip, Inc.

Driscoll’s, Inc.

Driven Brands Holdings Inc.

DriveTime Automotive Group

DS Smith Worldwide Dispensers

DSM Biomedical

DSM Engineering Plastics, Inc.

DSM Nutritional Products

DSM Services USA, Inc.

DTE Energy

Duke Clinical Research Institute

Duke Energy Corporation

Duke Energy Corporation - Duke Energy Carolinas, LLC

Duke Energy Corporation - Duke Energy Indiana, Inc.

Duke Energy Corporation - Progress Energy, Inc.

Duke University

Duke University Health System

Duquesne Light Holdings

Durango Midstream, LLC

Duravant, LLC

Dyno Nobel, Inc.

DYWIDAG-Systems International USA Inc.

E.& J. Gallo Winery

E2OPEN

EAB Global, Inc.

Eagle Mine, LLC

East West Bancorp, Inc.

Eastern Bankshares, Inc.

Eastman Chemical Company

Eaton Corporation (US)

eBay, Inc.

Echo Global Logistics, Inc.

ECKART America Corporation

Ecolab, Inc.

Ecopetrol America Inc.

EDF Renewables Development Inc.

Edgewell Personal Care

Edlong Dairy Technologies

Edward D. Jones & Co. L.P.

Edwards Lifesciences, LLC

Eisai, Inc.

ELANTAS PDG

Elbit Systems of America

Electric Reliability Council of Texas, Inc.

Electrolux

Elekta Inc.

Elevations Credit Union

Eli Lilly & Co.

Ellucian

Emburse, LLC

EMCOR Group, Inc.

Emerson Automation Solutions

Emerson Climate Technologies, Inc.

Emerson Electric Co

Empirical Foods

Employbridge

Employers Mutual Casualty Company

Empower Retirement LLC

Emulsicoat, Inc.

Enbridge, Inc.

Encompass Health Corporation

Encore Group

Encova Insurance

Endeavor

Endo International, PLC

Enel Green Power North America

Enerflex Energy Systems Inc.

Enerflex Services, Inc.

Energizer Holdings, Inc.

Energy Transfer LP

EnergySolutions

EnerMech Mechanical Services, Inc.

Enerplus Resources (USA) Corporation

EnerVest, Ltd.

ENGIE North America, Inc.

Eni Trading & Shipping, US

EnLink Midstream, LLC

Enova International, Inc.

Ensemble Health Partners

Entegris, Inc.

Entergy Corporation

Entertainment Partners

Envision Healthcare Holdings Inc.

Envista

Enviva

Envoy Air

Equinix

Equinor US Operations, LLC

Eramosa International, Inc.

ERCO Worldwide, Inc.

Ericsson

Erie Indemnity Co.

Eriks North America

ESAB Corporation

ESCO Technologies, Inc.

Esko

Essentia Health

Essentra Components

Essentra Packaging

Essentra PLC (US Shared Services)

Essilor of America

Essity North America

EthosEnergy

Everest Re Group

Everside Health

Eversource Energy

Evolve Vacation Rental Network Inc.

Evolved By Nature

Evonik Industries North America

Ewellix (SMT)

Exactech, Inc.

Exelixis, Inc.

EXP U.S. Services, Inc.

Explorer Pipeline, Inc.

Express, Inc.

EyeBuy Direct, Inc.

F. Hoffmann La-Roche, Ltd. - Genentech, Inc.

F. Hoffmann La-Roche, Ltd. - Roche Diagnostics Corporation

60	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

F. Hoffmann La-Roche, Ltd. - Roche Molecular Systems, Inc.

Faegre Drinker Biddle & Reath LLP

Fairview Health Services

Fameccanica North America, Inc.

Fanatics Retail Group

Farm Credit Bank of Texas

Farmers Insurance Group

Fast Retailing USA Inc.

FBL Financial Group, Inc.

FCA US, LLC

FCCI Insurance Group

Federal Aviation Administration

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of San Francisco

Federated Mutual Insurance Company

Fender Musical Instruments Corporation

Ferrara Candy Company

Ferrellgas

Ferring Pharmaceuticals, Inc.

Ferrovial - Webber, LLC

Fidelity National Information Services, Inc. (FIS)

Fiduciary Counselling, Inc.

FieldCore Service Solutions LLC

Fifth Third Bancorp

FIJI Water Company

Financial Accounting Foundation

Financial Industry Regulatory Authority (FINRA), Inc.

Firmenich, Inc.

First American Financial Corporation

First Data Hardware Services Inc.

First Financial Bancorp

First Interstate BancSystem, Inc.

First National Bank of Omaha

First Orion

First Solar, Inc.

First Western Financial

FirstBank

Fisher & Paykel Healthcare

Flaktgroup SEMCO

Flanders Inc.

Flashpoint

Flavor Producers

Florida State University

Flowers Foods, Inc.

Flowserve Corporation

FLSmidth, Inc.

Fluor Corporation

Fluor Idaho

Fluor Marine Propulsion, LLC

FM Global

FMH Conveyors, LLC

FONA International Inc.

Fonterra Co-operative Group, Ltd.

Formsprag

Fortive

Fortune Brands Home & Security, Inc.

Fortune Brands Home & Security, Inc. - Master Lock Company, LLC

Fortune Brands Home & Security, Inc. - MasterBrand Cabinets, Inc.

Fortune Brands Home & Security, Inc. - Therma-Tru

Forum Energy Technologies, Inc.

Foundation Partners Group, LLC

FPT NORTH AMERICA INC.

Fragomen, Del Rey, Bernsen & Loewy LLP

Fred Hutchinson Cancer Research Center

Freeport LNG Development, L.P.

Freeport-McMoRan, Inc.

Freight Handlers Inc.

Fresenius Kabi USA

Fresh Del Monte Produce United States

Fresh US

Freudenberg Medical Mis Inc.

Friedkin Companies, Inc.

Friedkin Companies, Inc. - Gulf States Financial Services

Friedkin Companies, Inc. - Gulf States Toyota, Inc.

Friedkin Companies, Inc. - US AutoLogistics, LLC

Froedtert Health Inc.

Frontdoor, Inc.

Frontier Airlines

Fulton Financial Corporation

Funko, Inc.

G2O Technologies

Gables Engineering, Inc.

GAF Industries, Inc.

Galderma Laboratories L.P.

GAN Limited

Gap, Inc.

Garaga

Garmin AT

Garmin International

Garmin USA

Garrett Transportation I, Inc.

Gate Gourmet, Inc.

Gates Industrial Corp. PLC

Gateway Foundation Inc.

GATX Corporation

GE Appliances, a Haier Company

GE Gas Power

GE Renewables North America, LLC

GE United States Aviation

GE United States Healthcare

GEA Refrigeration North America

Gemological Institute of America

GenCure

Generac Power Systems Inc.

General Atomics

General Dynamics Corporation

General Dynamics Corporation - Bath Iron Works

General Dynamics Corporation - Electric Boat Division

General Dynamics Corporation - Gulfstream Aerospace Corp.

General Dynamics Corporation - Land Systems

General Dynamics Mission Systems Inc.

General Motors Company

Generali Global Assistance

Genesis Energy, LP

Genmab USA Inc.

Genuine Parts Company

GEODIS United States

George Koch Sons, LLC

George Washington University

Georgetown University

Georgia System Operations Corporation

GeoVera Holdings, Inc.

Gerdau USA Inc.

Gevo, Inc.

GfK US LLC

GHD Pty Ltd

GHSP

Gibbs Die Casting, LLC

Giesecke+Devrient Currency Technology America Inc.

Giesecke+Devrient Mobile Security America, Inc.

Gildan USA Inc.

Gilead Sciences, Inc.

Givaudan US

GKN America Corporation - GKN Aerospace North America

GKN North America Inc.

Glass Coatings & Concepts, LLC

Glatfelter Corp.

Glatfelter Insurance Group

GlaxoSmithKline

Global Finishing Solutions, LLC

Global Health Labs, Inc.

Global Indemnity Group, LLC

Global Partners LP

Globe Life, Inc.

GN Audio

GN Hearing

GOJO Industries, Inc.

Golden Hippo Media

Golden State Farm Credit

Goodnight Midstream, LLC

Goodwill NCW

GoPro Inc.

Gordon Food Service, Inc.

GP Strategies Corp.

GPG Plumbing Group, LLC

Graham Group US, Inc.

Graham Packaging Company, L.P.

Grand River Dam Authority

Grange Mutual Casualty Company

Granite Construction Inc.

Grayson Mill Energy

Great Minds

Great River Energy

Greater New York Mutual Insurance Co

Greater Washington Educational Telecommunications Association, Inc. (WETA)

Green Dot Corporation

Greenhouse Software

Greenlight Financial Technology, Inc.

GreyStone Power Corporation

Grundfos Pumps Manufacturing United States

Grupo Industrial Lala US

GTM International, LLC

Guarantee Trust Life Insurance Company

61	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Guardian Pharmacy

Guild Education, Inc.

Guinness World Records North America Inc.

GXO Logistics, Inc.

Gymshark USA, Inc.

H-E-B

H&M U.S.

Hach

Haemonetics Corporation

Haldor Topsoe, Inc.

Halliburton Company

Hallmark Cards, Inc.

Hallmark Cards, Inc. - Crayola, LLC

Halma Holdings US

Hammond Power Solutions

Hampton Products International Corporation

Hanchett Entry Systems, Inc.

Hanesbrands, Inc.

Hanford Mission Integration Solutions

Hannover Re U.S.

Hanon Systems USA, LLC

Harbison-Fischer, Inc.

Harris Health System

Hasbro, Inc.

Hatch Associates Consultants

HAVI Group

Hawaiian Airlines, Inc.

HCA Healthcare

HDR, Inc.

Health & Happiness (H&H), Inc.

Health Care Service Corporation

Healthpartners, Inc.

Heidrick & Struggles International, Inc.

Helen Of Troy - US

HELLA, Inc.

HELLA, Inc. - HELLA Electronics Corporation (HEC)

HelloFresh

Helmerich & Payne, Inc.

Helzberg’s Diamond Shops, Inc.

Henkel Corporation

Hennepin County

Hennepin County Medical Center

Henry Ford Health System

Henry Ford Health System - Henry Ford Allegiance Health

Henry Ford Health System - West Bloomfield Hospital

Henry Schein, Inc.

Heraeus Electro-Nite Co., LLC

Heraeus GMSI, LLC

Heraeus Inc.

Heraeus Medical Components, LLC

Heraeus Medical, LLC

Heraeus Metals New York, LLC

Heraeus Precious Metals North America Conshohocken, LLC

Herbalife Nutrition, Ltd.

Heritage Landscape Supply Group, Inc.

Herr Foods Inc.

HF Management Services LLC

Hibbett Sports, Inc.

HID Global Corporation

Highmark Health

Highspot Inc.

Hikma Pharmaceuticals USA, Inc.

Hillenbrand, Inc.

Hilltop Holdings, Inc.

Hilton Grand Vacations

Hilton Worldwide Holdings, Inc.

Hitachi Astemo Americas Inc.

Hitachi Construction Machinery Loaders America Inc. (HCMA)

HM.CLAUSE, INC.

HNI Corporation

HNTB Corporation

Hollister

Holman Enterprises Inc.

Hologic, Inc.

Honeywell Federal Manufacturing & Technologies

Honeywell International, Inc.

Horizon Air

Horizon Blue Cross Blue Shield of New Jersey

Hormel Foods Corporation

Hoshizaki America, Inc.

Hostess Brands Inc.

Hovnanian Enterprises, Inc.

Howard Hughes Medical Institute

Howden Roots LLC

Howden USA Company

Hoya Optical Labs of America, Inc.

HOYA Surgical Optics, United States

Hublot US

Humana, Inc.

Humane Society of the United States

Hunter Industries, Inc.

Huntington Bancshares, Inc.

Huntington Ingalls Industries, Inc. - Technical Solutions Division

Hunton Andrews Kurth LLP

Husky Injection Molding Systems, Ltd. (US)

Huvis Indorama Advanced Materials

Hy Cite Enterprises, LLC

Hyatt Hotels Corporation

Hycroft Mining Holding Corporation

HydraForce, Inc.

Hyperion Materials & Technologies, Inc.

Hypertherm

Hyundai Motor America

Hyundai Translead

i-Health, Inc.

IAT Insurance Group

ICL USA

ICW Group

Idaho National Laboratory

Idorsia Pharmaceuticals US, Inc.

IDT

IES Abroad

IFCO Systems

IKEA North American Services, LLC

IKEA Purchasing Services (US), Inc.

Ilitch Holdings, Inc.

Illumio

IMI Zimmermann & Jansen

Impellam Group NA

Imricor Medical Systems, Inc.

IMT Insurance Company

IN-N-OUT BURGER

Incyte Corporation

Independent Bank Group Inc.

Index Exchange Inc.

Indiana University Health

Inflection Energy, LLC

Ingevity Corporation

Ingredion, Inc.

InnFocus, Inc.

Integer Holdings Corporation

Integra LifeSciences Holdings Corporation

Intelsat Corporation

Intercept Pharmaceuticals, Inc.

InterContinental Hotels Group

Interface, Inc.

Intermountain Healthcare, Inc.

International Air Transport Association, Inc.

International Baccalaureate Organization US

International Business Machines Corporation

International Paint LLC

International Paper Co.

International Rescue Committee

International SOS

International-Matex Tank Terminals (IMTT)

Interplex Nascal, Inc.

Interpublic Group of Companies, Inc.

Interstate Gas Supply Inc.

Intra-Cellular Therapies, Inc.

Intradeco

Intrawest/Winter Park Operations Corporation

ION Geophysical Corporation Ioneer USA Corp.

IPG - True North Communications, Inc.

IPG GIS US Inc.

IPL Plastics - Consumer Packaging Solutions

IPL Plastics - Large Format Packaging & Environmental Solutions

Ipsen Biopharmaceuticals, Inc.

IQVIA Holdings, Inc.

Iron Mountain, Inc.

ISO New England

Isuzu North America Corporation

ITC Holdings Corp.

ITG Brands, LLC

Itochu International, Inc. North America

ITOCHU Prominent USA, LLC

ITT, Inc.

Ixom Watercare, Inc.

J-W Power Company

J.Crew Group, Inc.

J.D. Irving - Cavendish

J.D. Irving - Irving Consumer Products

J.Jill, Inc.

J.R. Automation Technologies LLC

J.S. Held LLC

Jabil Circuit, Inc.

Jackson Lewis P.C.

62	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Jackson National Life Insurance Company, Inc.

Jacobs Engineering Group, Inc.

Jaguar Land Rover North America, LLC.

Jaguar O&G

James Avery Craftsman, Inc.

James Hardie Building Products

James River Group, Inc.

Jason, Inc.

JB Hunt Transport Services, Inc.

JBG SMITH Properties

Jeld-WEN

Jet Aviation United States

Jet Propulsion Laboratory

JetBlue Airways

Jockey International, Inc.

John B. Sanfilippo & Son, Inc.

John Bean Technologies Corporation

John Fabick Tractor Company (Fabick CAT)

Johns Hopkins All Children’s Hospital

Johns Hopkins Health Care System

Johns Hopkins University

Johns Manville

Johnson & Johnson

Johnson & Johnson Consumer Health

Johnson & Johnson Medical Devices

Johnson & Johnson Medical Pharma

Johnson Controls Inc.

Johnson County Community College

Johnson Financial Group

Johnson Matthey, Inc.

Jostens, Inc.

JT International USA, Inc.

Juice Plus

Just Born Inc.

JUSTIN Vineyards & Winery

JX Nippon Oil Exploration (U.S.A.) Limited

Kaiser Permanente

Kaiser Permanente - Colorado Region

Kaiser Permanente - Georgia

Kaiser Permanente - Hawaii

Kaiser Permanente - Mid Atlantic

Kaiser Permanente - Northern California

Kaiser Permanente - Northwest Region

Kaiser Permanente - Southern California Region

Kaiser Permanente - Washington

Kamehameha Schools

Kansas State University - Manhattan Campus

Kao USA, Inc.

KAR Auction Services, Inc.

KBR (GSUS)

KBR, Inc.

Kellogg Company

Kelsey-Seybold Clinic

Kelvion

KemPharm, Inc.

Kendo Holdings, Inc.

Kent PLC US

Kentucky Lottery Corporation

Kering Americas

Kerry, Inc.

KeyCorp

Kiewit Corporation

Kimberly-Clark Corporation

Kimberly-Clark Corporation - Consumer

Kimberly-Clark Corporation - K-C Professional

Kimley-Horn and Associates Inc.

Kinder Morgan, Inc.

Kinecta Federal Credit Union

Kinross Gold Corporation

Kirkland & Ellis, LLP

Kiva Microfunds

Klein Tools, Inc.

Knauf

Knoxville Utilities Board

Koch Air, LLC

Koch Enterprises, Inc.

Kohl’s Corporation

Kohler Company

Komatsu Mining Corp.

Konecranes Nuclear Equipment & Services

Konecranes, Inc.

Kontoor Brands, Inc.

Koppers

Kosmos Energy, LLC

Kremers Urban Pharmaceuticals, Inc.

KUBRA

Kum & Go L.C.

KushCo Holdings, Inc.

Kwik Trip

Kyowa Kirin, Inc.

Kyriba Corporation

L.A. Care Health Plan

L.L.Bean, Inc.

L’Oreal USA

L3Harris Technologies

Laboratory Corporation of America Holdings

LACC, LLC

Land O’Lakes, Inc.

Landmark Credit Union

Lannett Company, Inc.

LANXESS Corporation US

Laredo Petroleum, Inc.

Latham & Watkins

Launch Federal Credit Union

Lawrence Berkeley National Laboratory

Lawrence Livermore National Laboratory

LBC Houston

LBC US

LDC Louis Dreyfus Company

Leadiant Biosciences, Inc.

Legal & General America

LEGO Systems, Inc.

Lehigh Hanson, Inc.

Lehigh University

Leica Biosystems

Leica Microsystems

Leidos Holdings, Inc.

Lend Lease USA

Lennox International, Inc.

LEO Pharma

Leprino Foods Company

Les Schwab Tire Centers, Inc.

Lesson Nine GmbH (Babbel)

Leupold & Stevens, Inc.

Levi Strauss & Co, Inc.

Lexington Medical Center

LG Electronics USA, Inc.

Libbey

Liberty Mutual Group

Liberty Utilities

LifeNet Health

Liferay, Inc.

Lifescan

Lifetime Healthcare Companies, Inc. - Excellus BlueCross BlueShield

LifeWay Christian Resources

Likewize

Linamar Corporation McLaren Performance Technologies, Inc.

Linamar Corporation Skyjack Equipment, Inc.

Lincoln Electric Holdings, Inc.

Lincoln National Corporation

Linde, Inc.

Lineage Logistics

Linear Motion, LLC

LineDrive

Lionbridge Technologies

Live Nation Entertainment, Inc. - Ticketmaster, LLC

Live Oak Bank

LMB Mortgage Services, Inc.

Lockheed Martin - Aeronautics

Lockheed Martin - Missiles and Fire Control

Lockheed Martin - Rotary & Mission Systems

Lockheed Martin - Space

Lockheed Martin Corporation

Loews Corporation

Lone Wolf Technologies

Lonza

LOOP, LLC

Los Alamos National Laboratory

Los Angeles Community College District

LOTTE Chemical Louisiana, LLC

LOTTE Chemical USA Corporation

Louis Vuitton USA

Lowe’s Companies, Inc.

Lower Colorado River Authority

LS Group Staff

LT Apparel Group

Lubrizol

Lundbeck US

LURIN

Lutheran Senior Services

Luxoft GmbH

LVMH - Christian Dior, Inc.

LVMH - DFS Group Limited

LVMH - Fendi North America, Inc.

LVMH - Sephora USA, Inc.

LVMH - Starboard Cruise Services, Inc.

LVMH Moet Hennessy Louis Vuitton, Inc.

LyondellBasell Industries

M. A. Mortenson Company

M. Holland Company

63	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

M&T Bank Corporation

Macy’s, Inc.

Maersk

Maersk Drilling USA

Maesa LLC

Magellan Health, Inc.

Magna International of America, Inc.

Maine Medical Center - MaineHealth

Mallinckrodt Pharmaceuticals

Malvern Panalytical US

Mammoth Mountain Ski Area, LLC

Mammotome

MANA Products

Mane USA, Inc.

Mann+Hummel (MHUS)

Mansfield Energy Corp.

ManTech International Corporation

MAPCO Express

MAPFRE U.S.A. Corp.

Maple Leaf Foods, Inc.

Maquet Getinge Group

Marathon Oil Corporation

Marc Jacobs International, LLC

Markel Corporation

Marken LLP

Marlen International, Inc.

Marriott International, Inc.

Mars Food

Mars Global Services

Mars Pet Nutrition

Mars Pet Nutrition Global

Mars Retail

Mars Wrigley - Americas

Mars Wrigley Global

Mars, Inc.

Marsh & McLennan Companies

Marsh & McLennan Companies, Inc. - Marsh

Marshfield Clinic Health System

Martin Marietta Materials, Inc.

Mary Kay, Inc.

Mary Kay, Inc. - US Division

Maryland Procurement Company

Masco Corporation

Massachusetts Institute of Technology

Massachusetts Institute of Technology - MIT Lincoln Laboratory

MassMutual Life Insurance Company

Material

Materion United States

MathWorks

Matson, Inc.

Matson, Inc. - Matson Logistics

Mattel, Inc.

Matthews International Corporation

Maurices, Inc.

MAXIMUS, Inc.

Maxion Wheels Sedalia LLC

Maxion Wheels U.S.A., LLC

Mayer Brown, LLP

Mayo Foundation for Medical Education and Research

Mayo Foundation for Medical Education and Research - Mayo Clinic Arizona

Mayo Foundation for Medical Education and Research - Mayo Clinic Florida

McCain Foods USA, Inc.

McCormick & Company

McCrometer

McDermott International, Inc.

McDonald’s Corporation

McGrath RentCorp

McKesson Corporation

McNeil & Company, Inc.

Mecklenburg County

Medallion Midstream, LLC

Medela, LLC

Medicago USA, Inc.

Medical Mutual of Ohio

Medifast, Inc.

Medline Industries, Inc.

MedStar Health

Medtronic, PLC

Meggitt-USA, Inc.

Meijer, Inc.

Memorial Health System

Memorial Sloan Kettering Cancer Center

MemorialCare Health System

MemorialCare Health System - Orange Coast Memorial Medical Center

Mercedes-Benz U.S. International, Inc.

Mercedes-Benz USA, LLC

Merck & Co., Inc.

Merck & Co., Inc. - Animal Health Division

Mercury Insurance Group

Meritage Homes Corporation

Meritor, Inc.

Merlin Entertainments

Mersen US

Meso Scale Diagnostics

MetaBank National Association

Metal Exchange Corporation

Mettler-Toledo, LLC - MTI

MFS Investment Management

Michelin North America, Inc.

Michels Corporation

Michigan Farm Bureau

Mid-America Apartment Communities, Inc. (MAA)

Mid-America Conversion Services

Midco

Midland Cogeneration Venture

MillerKnoll Inc.

Milliken & Company

Milliken & Company - Chemical

Minnesota Valley Electric Cooperative

Minto Communities, LLC

Mirum Pharmaceuticals, Inc.

Mission Produce, Inc.

Mission Support and Test Services

MiTek USA, Inc.

Mitsubishi Corporation (Americas)

Mitsubishi Heavy Industries America, Inc.

Mitsubishi Hitachi Power Systems Americas, Inc.

Mitsubishi Motors North America

Mitsubishi Tanabe Pharma America, Inc.

Mitsui E&P USA, LLC

MKOX KONE, Inc.

MMGY Global, Inc.

Mohawk Industries, Inc.

Mohawk Valley Health System - Faxton St. Luke’s Hospital

Molecular Devices

Molina Healthcare, Inc.

Molnlycke Health Care US, LLC

Molson Coors Beverage Company

monday.com

Mondelez International, Inc.

MongoDB Inc.

Monotype Imaging Inc.

Monterey Bay Aquarium

Montrose Environmental Group, Inc.

Moore & Van Allen, PLLC

Morris Material Handling

Motiva Enterprises, LLC

Motorola Solutions

Motrex LLC

Movado Group, Inc.

Movado Retail Group

Mr. Cooper Group, Inc.

msg global solutions, Inc.

MTS Systems Corporation

Mueller Water Products, Inc.

MultiCare Health System

Munich Reinsurance America, Inc./HSB Insurance and Inspection

Murdochs Ranch and Home Supply

Murphy Oil Corporation

Mutual of Omaha

N-able Technologies Inc.

N3B Los Alamos

NASSCO Holdings Inc.

National CineMedia, LLC

National Futures Association

National Grid

National Louis University

National Oilwell Varco, Inc.

National Renewable Energy Laboratory

National Research Corporation

National Rural Utilities Cooperative Finance Corporation (NRUCFC)

Nationwide Mutual Insurance Company

Nature’s Sunshine Products, Inc.

NatureWorks, LLC

Navient

Navistar USA

Navitus Health Solutions, LLC

Navy Federal Credit Union

NCCI Holdings

NCS Multistage, LLC

Nearmap

NECI

Nemak

NeoImmuneTech, Inc.

Neste US, Inc.

Nestle USA - Nespresso USA

Nestle USA, Inc.

NetJets

Neurocrine Biosciences, Inc.

64	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

New Jersey Institute of Technology

New Jersey Resources Corp.

New Nautical Coatings Inc.

New World Medical

New York Power Authority

New York University

Newell Brands, Inc.

Newmont Corporation

Newpark Drilling Fluids

Newpark Mats and Integrated Services

Newpark Resources

NewRez, LLC

Nexan - Amercable Inc.

Nexans High Voltage USA, Inc.

NextEra Energy, Inc.

NexTier Oilfield Solutions

NFI Industries Inc.

Niagara Bottling

NIBCO, Inc.

Nidec Motor Corporation

Nike, Inc.

Nilfisk, Inc.

NiSource, Inc.

Nitta Corporation of America

NMI Holdings, Inc.

Noble Corporation

Noble Research Institute, LLC

Noblis

Noblis ESI

Noodles & Company

Nordstrom, Inc.

Norfolk Southern Corporation

Norgren, Inc.

Norican Group

Norris Rods, Inc. (PAT Corp.)

Norriseal-Wellmark, Inc.

Norsk Hydro

North American Science Associates

Northeastern University

Northrop Grumman Corporation

NorthShore University HealthSystem

Northwell Health

Northwest Bank

Northwestern University

Norton Door Controls

Nouryon

NOVA Chemicals

Novant Health, Inc.

Novartis Corporation

Novartis Institutes for BioMedical Research, Inc.

Novartis Pharmaceuticals Corporation

NovaSignal Corporation

Novavax

Novo Nordisk Pharmaceutical Industries LP

Novo Nordisk, Inc.

Novocure

Novozymes North America, Inc.

NOW Health Group, Inc.

NRT, LLC

NS Pharma

Numerica Credit Union

NuStar Energy, L.P.

Nutrien, Ltd. - US

nVenia, LLC

nVent (US)

NVR, Inc.

Nyrstar Netherlands - US

O.C. Tanner Company

O’Reilly Automotive, Inc.

Oak Ridge Associated Universities

Oak Ridge National Laboratory

Ocado Solutions USA Inc.

Ocean Mist Farms

Oceaneering International, Inc.

Ocwen Financial Corporation

Oerlikon Surface Solutions

Offerpad Solutions, Inc.

Office of Planning and Budget

Office of the Comptroller of the Currency

OGE Energy Corp.

Ohio National Financial Services, Inc.

Ohio Transmission Corporation

OIA Global

Oil Search (Alaska), LLC

Oil-Dri Corporation of America

Old Dominion Electric Cooperative

Old Dominion University Research Foundation

Old Republic National Title Insurance Company

Oldcastle APG

Oldcastle Building Envelope, Inc.

Oldcastle Infrastructure

Olin Corporation

Olympus America, Inc.

Olympus Corporation of the Americas

Olympus Scientific Solutions America

Olympus Surgical Technologies America

OMNOVA Solutions, Inc.

OMRON Healthcare

One Call Care Management

ONE Gas, Inc.

One10

OneBeacon Insurance Group

OneSource Virtual

Ono Pharma USA

OnPoint Group

OOCL (USA), Inc.

Open Society Foundations

Oportun Financial Corp.

Orbia United States

Organon & Co.

Orica USA, Inc.

Orlando Health

Orrick, Herrington & Sutcliffe, LLP

Ortho Clinical Diagnostics

Oscar Insurance Corporation

OSF Healthcare - Peoria, Illinois

Oshkosh Access Equipment

Oshkosh Commercial

Oshkosh Corporation

Oshkosh Defense

OSI Industries, LLC

Ossur Americas

OTR Wheel Engineering Inc.

Otsuka America Pharmaceuticals, Inc.

OTT HydroMet

Otter Products, LLC

OU Medicine

Owens & Minor Distribution, Inc.

Owens Corning

Oxford Industries, Inc.

P2 Energy Solutions, Inc.

PACCAR, Inc.

Pacific Northwest National Laboratory

PacifiCorp

Packaging Corporation of America

Packaging Corporation of America - Packaging

Packaging Corporation of America - White Paper

Pactiv

Pall

Panasonic Corporation of North America

Panda Restaurant Group, Inc.

Pandora Jewelry, LLC

Panduit Corporation

Papa John’s International, Inc.

Par Pacific Holdings

PAREXEL International Corporation

Pariveda Solutions, Inc.

Parker Hannifin Corporation

Parker Hannifin Corporation - Aerospace Group

Parkland USA

Parkview Health

Partners HealthCare

Patagonia Works

Patterson UTI Drilling Company, LLC

Pavement Maintenance Systems, LLC

Pax8, Inc.

Paychex, Inc.

Paycor, Inc.

Payoneer, Inc.

PayPal Holdings, Inc.

PCC Community Markets

Peabody Energy Corporation

Pedernales Electric Cooperative, Inc.

Penn Medicine - Lancaster General Hospital

Penn Mutual Life Insurance Company

Penn State Health

Pennex Aluminum Company, LLC

Pennsylvania National Mutual Casualty Insurance Company

Penske Corporation

Pentair Plc

PepsiCo, Inc.

Perfection Pet Foods, LLC

Perfetti Van Melle USA

Perfumes & Cosmetics

Perrigo Company, Plc - Perrigo Company (US)

Perspecta, Inc.

Pet Supplies Plus

Petco Health and Wellness Company, Inc.

Petrobras America Inc.

Pfizer, Inc.

PG&E Corporation

Pharmaceutical Product Development, LLC

65	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Pharmavite, LLC

PharmScript

Phenomenex & Agela

Philadelphia Insurance Companies

Philip Morris International, Inc.

Piaggio Group Americas, Inc.

Pierce Manufacturing, Inc.

Pierre Fabre Dermo Cosmetique North America

Pilot Corporation Of America

Pilot Flying J

Pinnacle West Capital Corporation

Pioneer Natural Resources Company

Piper Sandler Companies

Pivot Bio

PJM Interconnection, LLC

pladis

Plains All American Pipeline, L.P.

Plante & Moran, PLLC

Platte River Power Authority

Pointsbet Australia Pty Ltd

Polypore International, LP

POM Wonderful

Port of Houston

Port of Portland

Post Holdings, Inc.

Post Holdings, Inc. - 8th Avenue

Post Holdings, Inc. - Bob Evans Farms, Inc.

Post Holdings, Inc. - Michael Foods

Post Holdings, Inc. - Post Consumer Brands

Postlethwaite & Netterville

PPG Industries, Inc.

PRA Group, Inc.

Precision Drilling Corporation

Premera Blue Cross

Premier, Inc..

Presbyterian Healthcare Services

Prevea Health

PriceSmart

PricewaterhouseCoopers, LLP

Primetals Technologies US, LLC

Prince International Corporation

Princeton University

Principal Financial Group, Inc.

Procter & Gamble Company

PROG Leasing, LLC

Progressive Corporation

Promega Corporation

Promethean World

Proserv Operations, LLC

Providence Health & Services - Providence Health Plans

Proximo Spirits

PSCU, Inc.

PTC Therapeutics, Inc.

Public Company Accounting Oversight Board

Public Service Enterprise Group, Inc.

Publicis Sapient

Publix Super Markets, Inc.

PulteGroup, Inc.

Puratos Corporation

Purdue Pharma L.P.

Purdue University

PureCycle Technologies

Pushpay USA, Inc.

PVH Corp.

QBE Americas, Inc.

QC Industries, LLC

Qorvo

Quaker Houghton - Engineered Custom Lubricants

Quaker Houghton - US Fluidcare MW

Quaker Houghton - US OPS

Qualfon

QualTex Laboratories

Quantum Health, Inc.

Quartzdyne, Inc.

Quest Diagnostics

QVC, Inc.

R&M Materials Handling

Radian Group, Inc.

Radisson Hotel Group

Rahr Corporation

Raley’s

RAND Corporation

Range Resources Corp.

Range USA

Raytheon Technologies

Realogy Holdings Corporation

Realty Income Corporation

REC Silicon, Inc.

Reckitt Benckiser, Inc.

Recreational Equipment, Inc.

Red Bull Distribution Company, Inc., USA

Red Bull North America

Red Robin Gourmet Burgers

Refrigerated Solutions Group

Regal Beloit Corporation

RegEd, Inc.

Regeneron Pharmaceuticals, Inc.

Regional Management Corporation

Regions Financial Corporation

REHAU, Inc.

Reinsurance Group of America, Inc.

Reiter Affiliated Companies, LLC.

Reliance Standard Life Insurance Company

Remington Hotels

Renaissance Lakewood, LLC

Renalytix AI, Inc.

Renewal by Andersen, LLC

RENK Corporation

Repsol Services Company

Republic Airline, Inc.

Republic National Distributing Company (RDNC)

Republic Services, Inc.

Resideo Technologies, Inc.

Restoration Hardware (RH)

REVENUE SOLUTIONS

Reyes Holdings

Reynolds Consumer Products, Inc.

Rheem Manufacturing Company, Inc.

RHI Magnesita

Ria Envia, Inc.

Rich Products Corporation

Richardson International

Rite Aid Corporation

Rite-Hite Company LLC

RK&K

RKT Holdings, LLC

Robert Bosch

Robertet USA

Rochester Institute of Technology

Rock Central, LLC

Rocket Auto, LLC

Rocket Homes Real Estate, LLC

Rocket Mortgage, LLC

RockLoans Marketplace, LLC

Rockwell Automation

Roll Forming Corporation

Rolls-Royce North America, Inc.

ROTOPLAS UNITED STATES

Rowan Williams Davies & Irwin (RWDI, LLC)

Royal Bank of Canada - City National Bank

Royal Canin

Royal Canin - Americas

RR Donnelley & Sons

RSM US, LLP

RTI International

RTSS US

Ruan Transportation Management Systems, Inc.

Rudolph Foods Company, Inc.

Ryan Specialty Group, LLC

Ryerson Holding Corp.

S.C. Johnson & Sons, Inc.

S&C Electric Company

SABIC Americas, Inc.

Safe-Guard Products International

Safelite

Sage Natural Resources

Sailun Tire Americas Inc.

Saint Luke’s Health System

Saint Luke’s Health System - Hedrick Medical Center

Saint Luke’s Health System - Saint Luke’s East Hospital

Saint Luke’s Health System - Saint Luke’s Home Care and Hospice

Saint Luke’s Health System - Saint Luke’s Hospital of Kansas City

Saint Luke’s Health System - Saint Luke’s North Hospital

Saint Luke’s Health System - Saint Luke’s Physicians Group

Saint Luke’s Health System - Saint Luke’s South Hospital

Saint-Gobain US

Saks, Inc.

Sally Beauty Holdings, Inc.

Sally Beauty Supply

Saluda Medical

Samis Land Company

Sammons Financial Group

Samsung Electronics America, Inc.

Samtec, Inc.

Samuel, Son & Co., Inc.

San Diego Zoo Wildlife Alliance

Sandia National Laboratories

Sandvik, Inc.

SanMar Corp.

Sanofi US

Santen, Inc.

Saputo Cheese USA, Inc.

Saputo Dairy Foods USA, LLC

66	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Sartorius United States

SAS Institute, Inc.

Sasol (USA) Corporation

Savannah River National Laboratory

Savannah River Remediation, LLC

Savencia Cheese USA

Savers, Inc.

Savvas Learning Company LLC

Saxx Underwear Co. USA

Sazerac Company, Inc.

SBA Communications Corporation

Schaeffler Technologies AG & Co. KG - Schaeffler Group USA, Inc.

Schenker, Inc.

Schindler Elevator Corporation

Schlumberger Limited - Schlumberger Oilfield Services

Schnuck Markets, Inc.

SchoolsFirst Federal Credit Union

Science Applications International Corporation (SAIC)

Sciex

Scooter’s Coffee

Screen Actors Guild - American Federation of Television and Radio Artists

Scripps Health

Scroll Compressors LLC

Seaboard Corporation

Seadrill

Seagen Inc.

Seagull Scientific, Inc.

SEAKR Engineering

Sealed Air Corporation

Seashine Financial, LLC

Seattle Children’s Hospital

Sebia USA

Securitas Inc.

Seda North America Inc.

Select Medical Holdings Corp.

Selective Insurance Group, Inc.

Sempra Energy

Sensia, LLC

Sentara Healthcare

Sentry Insurance Company

Sequa Corporation

Servco Pacific, Inc.

Service Corporation International

SGRE Wind, Gamesa USA

Shake Shack, Inc.

Sharp Electronics Corporation

ShawCor (US)

Shelf Drilling US, Inc.

Shepherd Chemical Company

Shepherd Color Company

Shiseido Americas Corporation

Shiseido Travel Retail Americas

SHOES FOR CREWS LLC

Shook, Hardy & Bacon, LLP

Showa Denko Materials (America), Inc.

Shure Inc.

Shurtape Technologies LLC

Shutterfly, Inc.

SI Group, Inc.

Sidley Austin, LLP

Siegwerk EIC, LLC

Siegwerk USA Co.

Siemens Corporation

Siemens Energy, Inc.

Siemens Energy, Inc. - Fossil Products (OPP)

Siemens Energy, Inc. - Oil& Gas (PT2)

Siemens Energy, Inc. (US) - Dist Gen (PS1)

Siemens Field Staffing, Inc.

Siemens Financial Services, Inc.

Siemens Gamesa Renewable Energy, Inc. USA

Siemens Healthcare

Siemens Industry Software

Siemens Mobility, Inc.

Sierra Nevada Corporation

Signature Aviation US Holdings, Inc.

Signature Bank

Signify North America Corporation

Silver Oak Wine Cellars

Silverchair

SimpliSafe Inc.

Simpson Manufacturing Co., Inc.

Sims Metal Management, Ltd.

Sinclair Broadcast Group, Inc.

Singapore Technologies Engineering

SiriusPoint America Insurance Company

SitusAMC

Skyward Specialty Insurance

SMC Corporation of America

Smead Manufacturing

Smith College

Smithfield Foods

Snow Summit, LLC

Snowshoe Mountain, Inc.

Society Insurance

Society of Petroleum Engineers (SPE)

Sodexo USA

SoftServe (ISV Tech)

SOL-MILLENNIUM Medical Group

Solmax

Sonepar - Vallen Distribution, Inc.

Sonoco Products

Sonos

Sound Credit Union

Sound Transit

South Jersey Industries

South Texas Blood & Tissue Center

South Western Communications, LLC

Southeastern Freight Lines

Southern California Edison

Southern Company - Georgia Power

Southern Company - Mississippi Power Company

Southern Company - Southern Company GAS

Southern Company - Southern Company Services

Southern Company - Southern Power Company

Southern Company - SouthernLINC Wireless

Southern Power Company - Alabama Power Company

Southern Ute Indian Tribe - Aka Energy Group, LLC

Southern Ute Indian Tribe - Growth Fund Properties Group, LLC

Southern Ute Indian Tribe - Red Cedar Gathering Company

Southern Ute Indian Tribe - Red Willow Production Company

Southern Ute Indian Tribe - Southern Ute Indian Tribe Growth Fund

Southern Ute Indian Tribe - Southern Ute Shared Services

Southland Industries

Southwest Airlines Co.

Southwest Gas Corporation

Southwest Research Institute

Sovos Brands

Spark Therapeutics

Sparrow Health System

Spectrum Brands Holdings, Inc.

Spectrum Brands Holdings, Inc. - Hardware & Home Improvement

Spectrum Brands Holdings, Inc. - Home & Personal Care Appliances

Spectrum Brands Holdings, Inc. - Pet Home & Garden

Spectrum Health System

Spectrum Retirement Communities, LLC.

Spencer Gifts, LLC

Spin Master, Ltd.

Spirax-Sarco, Inc.

Spirit AeroSystems Holdings

Spirit Airlines, Inc.

SPIRIT Global Energy Solutions, Inc.

Spreetail LLC

Springfield Clinic, LLP

Springworks Therapeutics, Inc.

SPX Corporation

Squaw Valley Ski Corporation

SRS Distribution

SSM Health

SSR Mining, Inc.

St. Charles Health System

St. Luke’s Elmore Medical Center

St. Luke’s Health System - Saint Luke’s Boise Medical Center

St. Luke’s Magic Valley Medical Center

St. Luke’s Meridian Medical Center

St. Luke’s Nampa Medical Center

Stancorp Financial Group

Standard Meat Company

StandardAero

Stanford University

Stanford University - Stanford Health Care

Stanley Consultants

Stantec, Inc.

Star Tribune Media Company, LLC

Starbucks Corporation

Starkey Hearing Technologies, Inc.

State Employees’ Credit Union

State Farm Insurance

State of North Carolina

State of North Dakota

State Teachers Retirement System of Ohio

Steamboat Ski & Resort Corporation

67	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Stella - Blue Cross Blue Shield Minnesota

Stella McCartney US

STEP Energy Services (USA) Ltd.

Stepan Company

Stephen Gould Corporation

STERIS, PLC

Stewart Title Guaranty Company

Stewart Title Insurance Company

Stoneridge, Inc.

Storck USA L.P.

Strategic Education United States

Straumann

Stride, Inc.

Stryker Corporation

Styropek USA, Inc.

Subaru of America, Inc.

Suburban Hospital

Suburban Propane Partners, LP

Subway FWH, LLC

Sulzer Pumps (US), Inc.

Sulzer Turbo Services Houston Inc.

Sumitomo Electric - Sumitomo Electric U.S.A. Holdings, Inc.

Sumitomo Pharma America Holdings

Summa Health

Sun Life Financial U.S.

Sunbelt Rentals, Inc.

SunCoke Energy Inc.

Sunovion Pharmaceuticals, Inc.

SunStream Business Services

Superior Energy Services, Inc.

Supernus Pharmaceuticals

Surescripts, LLC

SureWerx USA Inc.

Surmodics, Inc.

Sutherland Global Services

Sutter Health

Suzuki Marine USA

Svendborg Brakes

Swagelok Company

Swarovski US

Swedish Match, US Division

Swissport

Sylvamo

Symetra Financial Corporation

Symmetry Energy Solutions

Symrise, Inc.

syncreon America, Inc.

Syneos Health, Inc.

Synergy Flavors, Inc.

Syngenta

Synovus Financial Corporation

Sysco Corporation

T-Mobile US, Inc.

T. Marzetti Company

T.D. Williamson

Tailored Brands

Takasago International Corporation (USA)

Takeda Pharmaceuticals U.S.A., Inc.

Tallgrass Energy Partners, LP

Tanner Medical Center

Targa Resources

Target Corporation

TaskUs, Inc.

TaxAct, Inc.

Taylor Morrison Home Corporation

TBK BANK

TC Energy - Energy Group

TC Energy - PipeLines

TD Bank, N.A.

Teacher Retirement System of Texas

TECO Energy

Tecumseh Products Company

Teleflora

Telephone & Data Systems, Inc. - TDS Telecommunications Corp.

Telephone & Data Systems, Inc. - U. S. Cellular

Tellurian, Inc.

Telstra USA

TELUS International (U.S.) Corporation.

Tempur Sealy

Tenaris, Inc. USA

Tenerity

Tenet Healthcare Corporation

Ternium USA, Inc.

Terracon Consultants, Inc.

Terumo Americas Holding, Inc.

Terumo BCT, Inc.

Terumo Medical Corporation

Tetra Pak United States

Texas Children’s Hospital System

Texas Health Resources, Inc.

Texas Life Insurance Company

Texas Mutual Insurance Company

Textron, Inc.

Textron, Inc. - Airborne Solutions

Textron, Inc. - Bell

Textron, Inc. - Kautex

Textron, Inc. - Textron Aviation

Textron, Inc. - Textron Financial Corporation

Textron, Inc. - Textron Specialized Vehicles

Textron, Inc. - Textron Systems

TGS NOPEC

The Aerospace Corporation

The Allstate Corporation

The American College of Surgeons

The Annie E. Casey Foundation

The Beck Group

The Boeing Company

The Boeing Company - Insitu, Inc.

The Boyd Group

The Capital Group Companies, Inc.

The Chamberlain Group, LLC

The Charles Stark Draper Laboratory

The Children’s Hospital of Philadelphia (CHOP)

The Church of Jesus Christ of Latter-day Saints

The Clorox Company

The Coca-Cola Company

The Commonwealth of Virginia - Department of Accounts

The Commonwealth of Virginia - Department of Aviation

The Commonwealth of Virginia - Department of Corrections

The Commonwealth of Virginia - Department of Health

The Commonwealth of Virginia - Department of Motor Vehicles

The Commonwealth of Virginia - Department of the Treasury

The Commonwealth of Virginia - University of Virginia

The Container Store, Inc.

The Cooper Companies, Inc.

The Cooper Companies, Inc. - CooperVision

The Doctors Company

The Doe Run Company

The E.W. Scripps Company

The E.W. Scripps Company - KGUN - Tucson - TV

The E.W. Scripps Company - KMGH - TV

The E.W. Scripps Company - KMTV - Omaha-TV

The E.W. Scripps Company - KNXV-TV

The E.W. Scripps Company - KSHB-TV

The E.W. Scripps Company - KSTU - TV Salt Lake City

The E.W. Scripps Company - WEWS-TV

The E.W. Scripps Company - WLEX - TV - Lexington

The E.W. Scripps Company - WTMJ - Milwaukee - TV

The E.W. Scripps Company - WXYZ-TV

The Estee Lauder Companies, Inc.

The Freeman Company

The Fresh Market - Store Support Center

The Gilbert Company, LLC

The Guardian Life Insurance Company of America

The Hartz Mountain Corporation

The Heritage Group

The Honest Company, Inc.

The Irvine Company, LLC

The Jackson Laboratory

The Johns Hopkins Hospital

The Johns Hopkins University - Applied Physics Laboratory

The Kraft Heinz Company

The Kroger Co.

The Methodist Hospital System

The Metropolitan Museum of Art

The MITRE Corporation

The Mosaic Company

The National Academies of Sciences, Engineering, and Medicine

The New York Public Library (NYPL)

The Nielsen Company

The North West Company

The Options Clearing Corporation (OCC)

The Pennsylvania State University (Penn State)

The Prime Group, Inc.

The QT Company

The Rosewood Corporation

The Scripps Research Institute

The Sherwin Williams Co - Performance Coatings Grp, Global Packaging, Coating Resins & Colorants

The Sherwin Williams Company

The Sherwin Williams Company - Consumer Brands Group

The Sherwin Williams Company - Consumer Brands

68	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

Group, Consumer North America Division

The Sherwin Williams Company - Global Supply Chain

The Sherwin Williams Company - Performance Coatings Group

The Sherwin Williams Company - Performance Coatings Group, General Industrial

The Sherwin Williams Company - Performance Coatings Group, Global Packaging

The Sherwin Williams Company - Performance Coatings Group, Global Packaging, Coil Coatings Business

The Sherwin Williams Company - Performance Coatings Group, Industrial Wood

The Sherwin-Williams Company - Performance Coatings Group, Automotive

The Sherwin-Williams Company - Performance Coatings Group, Protective & Marine

The Sherwin-Williams Company - The Americas Group

The Stratton Corporation

The Sundt Companies, Inc.

The Taubman Company, LLC

The TJX Companies, Inc.

The Travelers Companies, Inc.

The University of Chicago

The University of Texas System

The University of Texas System - Oil & Gas Division

The University of Texas System - The University of Texas at Arlington

The University of Texas System - The University of Texas at Dallas

The University of Texas System - The University of Texas at El Paso

The University of Texas System - The University of Texas at Tyler

The University of Texas System - The University of Texas Medical Branch at Galveston

The University of Texas System - The University of Texas Rio Grande Valley

The University of Texas System - University of Texas Health Science

The University of Texas System - University of Texas Health Science Center at San Antonio

The University of Texas System - University of Texas Health Science Center at Tyler

The University of Texas System - University of Texas MD Anderson Cancer Center

The University of Texas System - University of Texas Southwestern Medical Center

The Vanguard Group, Inc.

The Walt Disney Company

The Walt Disney Company - Disney Parks, Experiences & Products

The Williams Companies, Inc.

The Wonderful Company

The Wonderful Company - Roll Law Group

Thelios US

Thermo King Corporation

Thermon Group Holdings, Inc.

Third Bridge (US)

Thomson

Thomson Reuters

Thorntons

Thrivent Financial

ThyssenKrupp AG (US)

Tiffany & Co. US

Title Nine

Title Resource Group

TK Elevator United States BU NA

TK Elevator United States Corporate B-1

TMEIC Corporation

TODO1 Services Inc.

Tokai Carbon US Holdings Inc.

Tokio Marine Highland

Tokyo Electron

Toll Global Forwarding (USA), Inc.

TOMS Shoes, LLC

Torrid, LLC

Toshiba America, Inc.

Total Quality Logistics

TotalEnergies US

Tower Hill Insurance Group

Toyota Boshoku America, Inc.

Toyota North America

TPC Group, LLC

TPI Composites, Inc.

Tractor Supply Company

Trane Latin America

Trane Technologies Company, LLC

Trane Technologies Company, LLC - CFO

Trane Technologies Company, LLC - Trane Comfort Specialist

Trane Technologies Financial Services Corporation

Trane U.S., Inc.

Transamerica - Life Insurance Company

TransCanada Corporation (US)

Transcontinental

TransMontaigne Partners, LLC

Transocean

Travel + Leisure Co.

Travere Therapeutics, Inc.

Treasury Wine Estates Americas Company

TreeHouse Foods, Inc.

Trelleborg Wheel Systems Americas, Inc.

Tri Counties Bank

Tri-Arrows Aluminum Inc.

Tricon American Homes

TriHealth, Inc.

Trimble, Inc.

TRIMEDX, LLC

Trinchero Family Estates dba Sutter Home Winery

Trinity Church Wall Street

Trinity Health - St. Joseph Mercy - Oakland

Trinity Industries

Trinseo

Triumph Group, Inc.

True Partners Consulting, LLC

TruGreen Limited Partnership

Truist Financial Corporation

TSA

TTEC Holdings, Inc.

TTI Inc.

TTM Technologies

Tufts Medical Center Inc.

Tufts University

Tupperware Brands Corporation

Turner Construction Company

TUV SUD America, Inc.

Twin-Star International

Tyson Foods, Inc.

U.S. Pharmacopeia Convention

Uber Technologies, Inc.

UCB, Inc.

UCHealth

UChicago Medicine

Ulteig Engineers, Inc.

Ultimate Medical Academy, LLC

Ultragenyx Pharmaceutical

UMB Financial Corporation

UMUC Ventures

Under Armour

UniFirst Corporation

UNITE HERE HEALTH

United Airlines Holdings, Inc.

United Launch Alliance

United Malt Group United States

United Natural Foods, Inc.

United Parcel Service, Inc.

United Properties Investment, LLC

United Rentals, Inc.

United States Olympic Committee (USOC)

United States Steel Corporation

United States Sugar Corporation

United Therapeutics Corporation

UnitedHealth Group

UnitedHealth Group - Surgical Care Affiliates

UnityPoint Health

Univar Solutions, Inc.

Universal Health Services (UHS)

Universal Pressure Pumping, Inc.

University Health

University of California - Berkeley

University of California - Davis

University of California - Irvine

University of California -Los Angeles

University of California - Merced

University of California - Riverside

University of California - San Diego

University of California - San Francisco

University of California - Santa Barbara

University of California - Santa Cruz

University of California (UC)

University of Central Florida (UCF)

University of Colorado Boulder

University of Colorado System

University of Florida

University of Houston-Clear Lake

University of Kansas (KU)

University of Massachusetts Systems Office

University of Michigan

University of Minnesota

University of Notre Dame

69	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

University of Pittsburgh

University of Wisconsin Credit Union

Upfield US, Inc.

UPM - Communication Papers

UPM - Fibres

UPM-Kymmene, Inc. - Raflatac, Inc.

UPM-Kymmene, Inc. - Specialty Papers

Uponor, Inc.

Upsher-Smith Laboratories, LLC

Urban Oil & Gas Group

Urban Outfitters, Inc.

US Foods Holding Corp.

US LBM Holdings

US Synthetic Corporation

US WorldMeds, LLC

UW Health

Vail Resorts, Inc.

Valaris Limited

Valent USA, LLC

Valero Energy Corporation

Vallourec Star, LP

Vallourec Tube-Alloy, LLC

Vallourec USA Corporation

Valmet, Inc.

VAM USA, LLC

Vanda Pharmaceuticals, Inc.

Vanderbilt University

Vanderbilt University Medical Center

Varroc Lighting Systems, Inc.

VCU Health System Authority

VELUX America, LLC

Ventas, Inc.

Ventech Solutions

Ventura Foods, LLC

Veran Medical Technologies Inc.

Verathon, Inc.

Vericast

Veritiv Corporation

Versant Health

Verso Corporation

Vertex Pharmaceuticals, Inc.

Veryan USA

Vestas American Wind Tech

Vestas Blades America, Inc.

Vestas Nacelles America

Vestas Towers America, Inc.

VF Corporation - Altra

VF Corporation - Icebreaker

VF Corporation - JanSport

VF Corporation - Kipling

VF Corporation - Smartwool

VF Corporation - The North Face

VF Corporation - Timberland

VF Corporation - Vans

VF Corporation - Williamson-Dickie

VF Corporation (VFC)

Viatris, Inc.

Vicinity Energy

Victoria’s Secret & Co.

Videojet

Vinson & Elkins, LLP

Virbac Corporation

Virtua Health, Inc.

Viskase Companies, Inc.

Vistra Corp.

Vital Proteins, LLC

Vitamix Holdings Co

Vitesco Technologies USA LLC

Vizient

VMware, Inc.

Volkswagen Credit, Inc.

Volkswagen Group of America, Inc.

Volvo Group North America

Vontier

W. L. Gore & Associates, Inc.

W.R. Grace & Co.

W.W. Grainger

Wakefern Food Corporation

Walgreens Boots Alliance - Walgreen Co.

Walmart, Inc.

WANdisco

WarnerMedia LLC

Washington University in St. Louis

Waste Management, Inc.

Watches & Jewelry (United States)

Waters Corporation

Watts Water Technologies

Wayne Farms, LLC

Weatherford International, LLC

Webasto Roof Systems Americas

Weber-Stephen Products, LLC

Webster Financial Corporation

Wegmans Food Markets, Inc.

Weil, Gotshal & Manges, LLP

Welbilt, Inc.

Wellmark BlueCross BlueShield

Wells Enterprises, Inc.

Wells Fargo & Company

WellSpan Health

WernerCo

WESCO International, Inc.

West Bend Mutual Insurance Company

West Fraser, Inc.

West Pharmaceutical Services, Inc.

West Virginia Higher Education Policy Commission

Western & Southern Financial Group

Western Area Power Administration

Western Foods, LLC

Western Growers Assurance Trust

Western Midstream

Western Milling, LLC

Western National Group

Western Union Corporation

Westerra Credit Union

Westfield Insurance

Westfield, LLC

Westinghouse Electric Co

Westlake Chemical Corporation

Westmoreland Mining, LLC

Westrock Company

Weyerhaeuser / Timberlands Division

Weyerhaeuser / Wood Products Divisions

Weyerhaeuser Company

WGL Holdings, Inc. - Washington Gas

Wheels, Inc.

Whirlpool Corporation

WhiteWater Midstream

WideOpenWest, Inc.

Wilbur-Ellis

Wild Fork Foods

William Marsh Rice University, Inc.

Willscot Mobile Mini

Wilmer Cutler Pickering Hale and Dorr, LLP

Wilton Brands

Winc Inc.

Winpak Portion Packaging, Inc.

Winsome Truth

Wonderful Sales

WoodmenLife

Woodside Electronics Corporation

Woodward, Inc.

Workiva Inc.

World Wide Technology Holding, Inc.

World Wrestling Entertainment, Inc.

Worthington Industries

WSP USA

WuXi Biologics

Wyndham Worldwide - Wyndham Hotels and Resorts

X-Rite

Xcel Energy, Inc.

Xcel Energy, Inc. - Southwestern Public Service Co.

Xellia Pharmaceuticals USA

XPO Logistics, Inc.

Yale-New Haven Hospital

Yanfeng US Automotive Interior Systems I, LLC

Yanfeng US Automotive Interior Systems II, LLC

Yanmar America Corporation

Yazaki North America, Inc.

YMCA of the North

Yoh

Young Living Essential Oils

Youngers and Sons Manufacturing

Zachry Group

Zenith American Solutions

Ziegler CAT

Zim American Integrated Shipping Services Company, Inc.

Zimmer Biomet Holdings, Inc.

ZimVie

Zions Bancorporation

Zobele USA, Inc.

Zoetis, Inc.

ZOLL Medical Corporation

Zovio, Inc.

Zumiez, Inc.

Zurich North America

Zurn Water Solutions Corp.

Zymeworks

70	Appendix A	Notice of 2024 Annual Meeting & Proxy Statement // ESCO Technologies Inc.

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01 - Janice L. Hess 02 - Bryan H. Sayler For Withhold For Withhold 22DV Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03WNLA + + A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3. 2. An advisory vote to approve the compensation of the Company’s executive officers 3. To ratify the appointment of the Company’s independent registered public accounting firm for the 2024 fiscal year 1. Election of Directors: For Against Abstain Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If signing on behalf of an entity, please sign in entity name by authorized officer or other authorized person and give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card For Against Abstain You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/ESE or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ESE Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by 1:00 A.M., Eastern Standard Time, on February 7, 2024. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ESE Notice of 2024 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — February 7, 2024 Christopher L. Tucker and David M. Schatz, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of ESCO Technologies Inc. to be held on February 7, 2024 at the Renaissance Austin Hotel, 9721 Arboretum Boulevard, Austin, Texas 78759, beginning at 8:00 A.M. Central Standard Time, and at any postponement or adjournment thereof. Shares represented by this proxy will be voted as indicated hereon by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — ESCO Technologies Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q C Non-Voting Items + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.

www.investorvote.com/ESE Step 1: Go to www.investorvote.com/ESE. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/ESE or scan the QR code — login details are located in the shaded bar below. The Sample Company Shareholder Meeting Notice 03WNNA + + Important Notice Regarding the Availability of Proxy Materials for the ESCO Technologies Inc. 2024 Annual Shareholder Meeting to be Held on February 7, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement and annual report to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before January 24, 2024 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., Eastern Standard Time, on February 7, 2024. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/ESE. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials ESCO Technologies Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by January 24, 2024. The 2024 Annual Meeting of Shareholders of ESCO Technologies Inc. will be held on February 7, 2024 at the Renaissance Austin Hotel, 9721 Arboretum Boulevard, Austin, Texas 78759, beginning at 8:00 A.M. Central Standard Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2 and 3: 1. To elect Janice L. Hess and Bryan H. Sayler as directors of the company to serve for three-year terms expiring in 2027. 2. An advisory vote to approve the compensation of the Company’s executive officers. 3. To ratify the appointment of the Company’s independent registered public accounting firm for the 2024 fiscal year. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholder Meeting Notice